                                                                EXHIBIT 10.29(a)

================================================================================

                          REVOLVING CREDIT AGREEMENT

                                  Dated as of

                               December 12, 1996

                                     among

                         Travis Boats & Motors, Inc.,
                         Travis Snowden Marine, Inc.,
                    Travis Boating Center Arlington, Inc.,
                             Falcon Marine, Inc.,
                         Falcon Marine Abilene, Inc.,
                     Travis Boating Center Beaumont, Inc.,
                   Travis Boats & Motors Baton Rouge, Inc.,
                              TBC Arkansas, Inc.,
                             TBC Management, Ltd.,
                             TBC Management, Inc.,
                    Travis Boating Center Louisiana, Inc.,
                    Travis Boating Center Tennessee, Inc.,
                     Travis Boating Center Alabama, Inc.,
                       Red River Marine Arkansas, Inc.,
                   Travis Boating Center Little Rock, Inc.,
                    Travis Boating Center Georgia, Inc. and
                      Travis Boating Center Florida, Inc.
                                 as Borrowers

                                      and

                          NATIONSBANK OF TEXAS, N.A.
                                   as Agent

                                      and

                          NATIONSBANK OF TEXAS, N.A.
                   AND THE OTHER ENTITIES DESIGNATED HEREIN
                                  as Lenders

================================================================================

                               TABLE OF CONTENTS

                                   ARTICLE I

TERMS DEFINED  ........................................................  1
Section 1.1.   Definitions.............................................  2
Section 1.2.   Singular and Plural of Definitions...................... 17
Section 1.3.   Money................................................... 17
Section 1.4.   Captions; References.................................... 17
Section 1.5.   Accounting Terms and Determinations..................... 17

                                  ARTICLE II

COMMITMENT     ........................................................ 17
Section 2.1.   Credit Facility Commitment.............................. 17
Section 2.2.   Method of Borrowing..................................... 19
Section 2.3.   Fees.................................................... 21

                                  ARTICLE III

TERMS OF CREDIT FACILITY............................................... 22
Section 3.1.   Notes................................................... 22
Section 3.2.   Maturity................................................ 22
Section 3.3.   Interest Rate........................................... 22
Section 3.4.   Mandatory Interest Payments............................. 22
Section 3.5.   Payments of Advances; Reduction of Commitment
               Amount.................................................. 23
Section 3.6.   Schedules on Notes...................................... 23
Section 3.7.   General Provisions as to Payments....................... 24
Section 3.8.   Application of Payments................................. 24
Section 3.9.   Post-Default Interest; Past Due Principal and
               Interest................................................ 24
Section 3.10.  Computation of Interest and Fees........................ 24
Section 3.11.  Deposit of Cash Collateral.............................. 24
Section 3.12.  Joint and Several Liability............................. 25
Section 3.13.  Collateral; Renewal and Extension of Existing
               Indebtedness and Security............................... 25
Section 3.14   Title Documents......................................... 25

                                  ARTICLE IV

CONDITIONS TO FUNDING                                                   26
Section 4.1.   Conditions Precedent.................................... 26
Section 4.2.   Conditions To All Advances.............................. 27
Section 4.3.   Conditions to Letters of Credit......................... 28

                                   ARTICLE V

REPRESENTATIONS AND WARRANTIES......................................... 29
Section 5.1.   Existence, Power of Borrower............................ 29
Section 5.2.   Authorization; Contravention............................ 29
Section 5.3.   Enforceable Obligations................................. 29
Section 5.4.   Financial Information................................... 29
Section 5.5.   Litigation.............................................. 30
Section 5.6.   ERISA................................................... 30
Section 5.7.   Taxes and Filing of Tax Returns......................... 30
Section 5.8.   Ownership or Lease of Assets............................ 31
Section 5.9.   Business; Compliance.................................... 31
Section 5.10.  Compliance with Law..................................... 31
Section 5.11.  Full Disclosure......................................... 31
Section 5.12.  Environmental Matters................................... 31
Section 5.13.  Purpose of Credit....................................... 32
Section 5.14.  Governmental Regulations................................ 32
Section 5.15.  Indebtedness............................................ 32
Section 5.16.  Insurance............................................... 32
Section 5.17.  Solvency................................................ 32
Section 5.18.  Subsidiaries............................................ 32
Section 5.19.  Locations............................................... 32
Section 5.20.  Trademarks, Tradenames, etc............................. 32
Section 5.21.  Business Relationships.................................. 33

                                  ARTICLE VI

AFFIRMATIVE COVENANTS.................................................. 33
Section 6.1.   Information From Borrowers.............................. 33
Section 6.2.   Business of Borrower.................................... 35
Section 6.3.   Right of Inspection..................................... 35
Section 6.4.   Maintenance of Insurance................................ 35
Section 6.5.   Payment of Taxes, Impositions and Claims................ 36
Section 6.6.   Compliance with Laws and Documents...................... 36
Section 6.7.   Environmental Law Compliance and Indemnity.............. 36
Section 6.8.   Covenant Compliance..................................... 37
Section 6.9.   Quantity and Quality of Documents....................... 37
Section 6.10.  Additional Documents.................................... 37

                                  ARTICLE VII

NEGATIVE COVENANTS..................................................... 38
Section 7.1.   Operating Leverage Ratio................................ 38
Section 7.2.   Minimum Consolidated Tangible Net Worth................. 38
Section 7.3.   Coverage Ratio.......................................... 38
Section 7.4.   Limitation on Sale of Properties........................ 38
Section 7.5.   Limitations on Liens.................................... 38
Section 7.6.   Change in Business, Consolidations, Mergers,
               Sales of Assets, and Maintenance........................ 38
Section 7.7.   Investments............................................. 38
Section 7.8.   Distributions........................................... 39
Section 7.9.   Transactions with Affiliates............................ 39
Section 7.10.  Limitation on Contingent Liabilities.................... 39
Section 7.11.  Employee Plans.......................................... 39
Section 7.12.  Use Violations.......................................... 40
Section 7.13.  Fiscal Year and Accounting Methods...................... 40
Section 7.14.  Governmental Regulations................................ 40
Section 7.15.  Subsidiaries............................................ 40

                                 ARTICLE VIII

DEFAULTS AND REMEDIES.................................................. 40
Section 8.1.   Events of Default....................................... 40
Section 8.2.   Remedies................................................ 42
Section 8.3.   Rights of Set-Off....................................... 43
Section 8.4.   Remedies Cumulative, Concurrent and Non-Exclusive....... 44
Section 8.5.   No Conditions Precedent to Exercise Remedies............ 44
Section 8.6.   Release of and Resort to Collateral..................... 44
Section 8.7.   Waivers................................................. 45
Section 8.8.   Discontinuance of Proceedings........................... 45
Section 8.9.   Application of Proceeds................................. 45
Section 8.10.  Power of Attorney....................................... 45

                                  ARTICLE IX

AGENT AND THE LENDERS.................................................. 46
Section 9.1.   Appointment and Authorization of Agent.................. 46
Section 9.2.   Possession of Instruments by Agent...................... 47
Section 9.3.   Expenses................................................ 47
Section 9.4.   Delegation of Duties; Reliance; Consultation............ 48
Section 9.5.   Limitation of Agent's Liability......................... 48
Section 9.6.   Default................................................. 49
Section 9.7.   Lenders' Decision....................................... 49



Section 9.8.   Limitation of Liability of Lenders...................... 50
Section 9.9.   Relationship of Lenders................................. 50
Section 9.10.  Debtor-Creditor Relationship............................ 50
Section 9.11.  Credit Decisions........................................ 50
Section 9.12.  Removal of Agent........................................ 50
Section 9.13.  Resignation by Agent.................................... 51
Section 9.14.  Sharing of Payments and Setoffs......................... 51
Section 9.15.  Non-advancing Lenders................................... 52
Section 9.16.  Benefit of Lenders...................................... 52

                                   ARTICLE X

MISCELLANEOUS                                                           53
Section 10.1.  Continuing Agreement.................................... 53
Section 10.2.  Notices................................................. 53
Section 10.3.  No Waivers.............................................. 53
Section 10.4.  Expenses; Documentary Taxes; Indemnification............ 54
Section 10.5.  Amendments and Waivers; Consent to Deviation............ 54
Section 10.6.  Survival................................................ 54
Section 10.7.  Prior Understandings; No Defenses; Release; No
               Oral Agreements......................................... 54
Section 10.8.  Limitation on Interest.................................. 55
Section 10.9.  Invalid Provisions...................................... 55
Section 10.10. Successors and Assigns.................................. 56
Section 10.11. Senior Debt; Borrower Subordination..................... 59
Section 10.12. Revolving Loan.......................................... 59
Section 10.13. Construction............................................ 59
Section 10.14. APPLICABLE LAW.......................................... 59
Section 10.15. ARBITRATION............................................. 59
Section 10.16. JURY TRIAL WAIVER....................................... 61
Section 10.17. Counterparts............................................ 61
Section 10.18. Inconsistent Provisions................................. 61
Section 10.19. Confidentiality......................................... 61


                                   EXHIBITS


EXHIBIT A      FORM OF NOTE
EXHIBIT B      BORROWING BASE CERTIFICATE
EXHIBIT B-1    FORM OF REQUEST FOR ADVANCE
EXHIBIT C      FORM OF SUPPLEMENTAL LOAN AND SECURITY AGREEMENT
EXHIBIT D      FORM OF ASSIGNMENT AND ACCEPTANCE
EXHIBIT E      FORM OF LOC APPLICATION
EXHIBIT F      FORM OF COMPLIANCE CERTIFICATE
SCHEDULE I     PARTIES TO CREDIT AGREEMENT, NOTICE ADDRESSES AND LENDER SCHEDULE
SCHEDULE II    OTHER LENDER OBLIGATIONS
SCHEDULE III   LIENS AS OF THE CLOSING DATE
SCHEDULE 5.1   JURISDICTIONS QUALIFIED TO DO BUSINESS IN
SCHEDULE 5.15  DEBT
SCHEDULE 5.19  LOCATIONS

                           REVOLVING CREDIT AGREEMENT


     THIS REVOLVING CREDIT AGREEMENT (this "Agreement") is entered into as of
                                            ---------
the 12th day of December, 1996, by and among Travis Boats & Motors, Inc., a Texas corporation ("TBM"), Travis Snowden Marine, Inc., a Texas corporation,
                    ---
Travis Boating Center Arlington, Inc., a Texas corporation, Falcon Marine, Inc., a Texas corporation, Falcon Marine Abilene, Inc., a Texas corporation, Travis Boating Center Beaumont, Inc., a Texas corporation, Travis Boats & Motors Baton Rouge, Inc., a Louisiana corporation, TBC Arkansas, Inc., an Arkansas corporation, TBC Management, Ltd., a Texas limited partnership, TBC Management, Inc., a Delaware corporation, Travis Boating Center Louisiana, Inc., a Louisiana corporation, Travis Boating Center Tennessee, Inc., a Texas corporation, Travis Boating Center Alabama, Inc., a Texas corporation, Red River Marine Arkansas, Inc., an Arkansas corporation, Travis Boating Center Little Rock, Inc., an Arkansas corporation, Travis Boating Center Georgia, Inc., a Texas corporation and Travis Boating Center Florida, Inc., a Texas corporation and any other entity which may become a party to this Agreement as a borrower, each of which is designated as a "Borrower" on Schedule I hereto (as modified from time to
                                 ----------
time) (hereinafter individually referred to as a "Borrower" and collectively
                                                  --------
referred to as "Borrowers" or "Borrowing Group"), and NationsBank of Texas,
                ---------      ---------------
N.A., a national banking association, for itself and as agent, and the lending institutions designated as "Lenders" on Schedule I hereto (as modified from time
                                        ----------
to time).


                             PRELIMINARY STATEMENT
                             ---------------------


     NationsBank and Hibernia have respectively provided to certain of the Borrowers the Prior Credit Facilities, which are secured by the Existing Security Interests. Borrowers have requested that NationsBank and Hibernia renew, extend, modify and consolidate the Prior Credit Facilities into a single revolving credit facility from Lenders to the Borrowing Group in an aggregate amount not to exceed Fifteen Million and No/100 Dollars ($15,000,000.00), to be secured by a first and prior lien and security interest in the Collateral (in favor of Agent for the benefit of Lenders including but not limited to the renewal, extension and assignment in favor of Agent for the benefit of Lenders of the Existing Security Interests) subject only to the Permitted Encumbrances. Upon and subject to the terms of this Agreement, Lenders are willing to make such revolving credit facility available to the Borrowing Group. Accordingly, in consideration of the mutual covenants contained herein, Borrowers, Agent and Lenders agree as follows:

                                   ARTICLE I

                                 TERMS DEFINED

     Section 1.1.  Definitions.  The following terms, as used herein, have the
                   -----------
following meanings:

     "Accessories" shall mean all boat, trailer and motor parts and accessories
      -----------
and such other items as reasonably used in watersport activities held by any Borrower for sale in the business of Borrowers.

     "Account" means any and all "Accounts" as that term is defined in the
      -------
Security Agreement.

     "Advance" means an advance made by Lenders to TBM, on behalf of the
      -------
Borrowing Group, pursuant to the terms and conditions of this Agreement, and shall include a Working Capital Advance, a Draft Advance, or any other advance made by Lenders for the account of Borrowers pursuant to the provisions of the Loan Documents.

     "Affiliate" means, as to any Person, any Subsidiary of such Person, or any
      ---------
Person which, directly or indirectly, controls, is controlled by, or is under common control with such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agent" means NationsBank, in its capacity as agent for the Lenders
      -----
hereunder, or any successor agent pursuant to Sections 9.12 and 9.13.
                                              ----------------------

     "Agreement" means this Revolving Credit Agreement and all renewals,
      ---------
extensions, modifications, amendments and rearrangements thereof.

     "Applicable Environmental Laws" has the meaning set forth in Section 6.7.
      -----------------------------                               -----------

     "Applicable Rate" has the meaning set forth in Section 3.3.
      ---------------                               -----------

     "Assets" means all of the assets of Borrowers, real or personal, which are
      ------
included on a balance sheet of such Person prepared in accordance with GAAP.

     "Assignment and Acceptance" has the meaning set forth in Section 10.10.
      -------------------------                               -------------

     "Authorized Officer" means, as to any Person that is a corporation, any of
      ------------------
its Chairman, Vice-Chairman, President, Executive Vice President(s), Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer or Treasurer, or as to any Person, if such Person is a partnership, the partnership's general partner or other Person authorized by appropriate action to execute the Loan Documents or any other documents or certificates to be executed by such Person hereunder or in connection with any Advance or Letter of Credit.

     "Available Commitment" means, at any time, the aggregate amount which
      --------------------
Borrowers are entitled to borrow under the terms of this Agreement, which amount shall initially be Fifteen Million and No/100 Dollars ($15,000,000.00), subject to termination or adjustment as provided in this Agreement.

     "Book Value" means the carrying value of the respective asset or liability
      ----------
on the financial statements of the Borrowers, prepared in accordance with GAAP.

     "Borrowers" has the meaning set forth in the introductory paragraph of this
      ---------
Agreement.

     "Borrowing Base" means an amount, as shown in the most recent monthly
      --------------
Borrowing Base Certificate, equal to the sum of:

          (a) eighty percent (80%) (except for the months of October, November, December, January, February and March, when the rate shall be ninety percent (90%)) of Eligible Inventory consisting of new boats, trailers and motors purchased by Borrowers (or, in the case of Eligible Inventory acquired by Borrowers in an acquisition of an additional retail store, purchased by the previous retail store owner) within the previous twelve-month period;

          (b) seventy percent (70%) of Eligible Inventory consisting of new boats, trailers and motors purchased by Borrowers (or, in the case of Eligible Inventory acquired by Borrowers in an acquisition of an additional retail store, purchased by the previous retail store owner) within the twelve-month period immediately preceding the twelve-month period described in (a) above; provided, however, that this item (b) may not exceed the lesser of (i) fifteen percent (15%) of Eligible Inventory or (ii) Three Million Five Hundred Thousand and No/100 dollars ($3,500,000.00);

          (c) fifty percent (50%) of Borrowers' Eligible Accessories, as shown in the most recent current monthly Borrowing Base Certificate; and

          (d) the sum of (i) fifty percent (50%) of the amount owing to Borrowers for Eligible Contract Discounts which have been outstanding less than one hundred and twenty (120) days at the date of invoice for Contract Debtors which settle on a quarterly basis, and (ii) twenty-five percent (25%) of the amount owing to Borrowers for Eligible Contract Discounts for Contract Debtors which settle on an annual basis; provided, however, that this item (d) may not exceed Five Hundred Thousand and No/100 dollars ($500,000.00).

     "Borrowing Base Certificate" means a certificate prepared as of each
      --------------------------
calendar month end, in the form attached hereto as Exhibit B, completed in all
                                                   ---------
appropriate respects, executed by an Authorized Officer of TBM and delivered to Agent within 30 days of such calendar month end.

     "Borrowing Base Schedule" means the aging report attached to the Borrowing
      -----------------------
Base Certificate which shows the Eligible Inventory, Eligible Accessories, and Eligible Contract Discounts by aging and by retail store or manufacturer or supplier, as appropriate.

     "Borrowing Group" has the meaning set forth in the introductory paragraph
      ---------------
of this Agreement.

     "Business Day" means for all purposes of this definition, any day of the
      ------------
week, other than Saturday, Sunday or other day Agent or any Lender is required or authorized by law or executive order to close.

     "CERCLA" has the meaning set forth in Section 6.7.
      ------                               -----------

     "Chattel paper" has the meaning given such term in the Security Agreement.
      -------------

     "Closing Date" means the date that this Agreement is fully executed.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Collateral" has the meaning given such term in the Security Agreement,
      ----------
which includes but is not limited to Inventory (as defined in the Security Agreement), Receivables, Chattel Paper and Contracts, together with all records of any kind relating to any of the foregoing and all proceeds, replacements, products or substitutions of any of the above, in which a security interest has been granted to Agent for the benefit of Lenders pursuant to the Security Agreement as security for the Obligations and, to the extent of the payment in full of the Obligations, as security for the Other Lender Obligations.

     "Confidential Information"  has the meaning set forth in Section 10.18.
      ------------------------                                -------------

     "Consequential Loss" has the meaning set forth in Section 3.6(d).
      ------------------                               --------------

     "Consolidated Debt" means at any date, all Debt which is required to be
      -----------------
shown as such on the financial statements of Borrowing Group on a consolidated basis, prepared in accordance with GAAP.

     "Consolidated Debt Service" means, for any period, the sum of (a)
      -------------------------
Consolidated Interest Expense plus (b) Consolidated Lease Expense plus (c)
                              ----
Consolidated Principal Reduction.

     "Consolidated Funded Debt" means, as of any date, all Debt which is
      ------------------------
evidenced by promissory notes, loan agreements, bonds or similar instruments and having a final maturity of not less than one year, as such amount is required to be shown on the financial statements of Borrowing Group on a consolidated basis, prepared in accordance with GAAP.

     "Consolidated Income Available for Debt Service" means, for any period,
      ----------------------------------------------
determined in accordance with GAAP on a consolidated basis for Borrowing Group the sum of Consolidated Net Income plus (a) Consolidated Interest Expense, plus
                                   ----                                    ----
(b) Consolidated Lease Expense, plus (c) all non-cash charges each as deducted
                                ----
in determining such Consolidated Net Income, less (d) all non-cash additions
                                             ----
each as added in determining Consolidated Net Income.

     "Consolidated Interest Expense" means, for any period, the interest expense
      -----------------------------
on Consolidated Funded Debt accruing and payable for such period.

     "Consolidated Lease Expense" means for any period the lease expense on any
      --------------------------
leases which are classified as capital leases in accordance with GAAP for Borrowing Group on a consolidated basis.

     "Consolidated Net Income" means, for any period, the net income after Taxes
      -----------------------
of Borrowing Group on a consolidated basis, determined in accordance with GAAP.

     "Consolidated Operating Cash Flow" means, with respect to any period,
      --------------------------------
determined in accordance with GAAP on a consolidated basis for Borrowing Group, the sum of (a) Consolidated Net Income minus (i) extraordinary gains or losses,
                                       -----
if any, and (ii) any write-up or write-down of any assets, plus (b) the sum of
                                                           ----
(i) Taxes, plus (ii) Consolidated Interest Expense, plus (iii) all amounts
           ----                                     ----
attributable to depreciation and/or amortization of intangible and other assets of Borrowing Group, provided, that, each adjustment to Consolidated Net Income described above be made only to the extent that such amounts have been deducted or added in determining Consolidated Net Income for such period.

     "Consolidated Principal Reduction" means, for any period, amounts paid in
      --------------------------------
reduction of regularly scheduled principal maturing under any Consolidated Funded Debt.

     "Consolidated Tangible Net Worth" means, as of any date, the excess of (i)
      -------------------------------
the Assets of Borrowing Group over (ii) the liabilities of Borrowing Group as required by GAAP to be shown on the balance sheet of Borrowing Group, minus,
                                                                      -----
without duplication of any item already deducted from the value of Assets, the aggregate Book Value of Intangible Assets shown on the balance sheet of Borrowing Group, prepared in accordance with GAAP.

     "Contract Debtor" has the meaning set forth in the definition of Eligible
      ---------------
Contract Discount.

     "Contracts" has the meaning given such term in the Security Agreement.
      ---------

     "Credit Facility" means the credit facility arranged by Lenders for
      ---------------
Borrowers as evidenced by this Agreement.

     "Debt" of any Person means at any date, without duplication, (a) all
      ----
indebtedness, obligations and liabilities of such Person for borrowed money, (b) all indebtedness, obligations and liabilities of such Person evidenced by bonds, debentures, notes or other similar instruments, whether recourse or non-recourse and whether secured or unsecured, (c) all other indebtedness (including capitalized lease obligations) of such Person on which interest charges are customarily paid or accrued and (d) all obligations for indebtedness in respect of Guarantees by such Person.

     "Debt Coverage Ratio" means for any date of determination, the ratio of (a)
      -------------------
Consolidated Income Available For Debt Service for the immediately preceding four calendar quarters to (b) Consolidated Debt Service for the immediately preceding four calendar quarters.

     "Default" means any condition or event which constitutes an Event of
      -------
Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Default Rate" means the fluctuating per annum rate of interest equal to
      ------------
the lesser of (a) the Variable Rate plus five percent (5%) or (b) the Maximum Lawful Rate.

     "Designated Successor Agent" means, at any given time, the Lender other
      --------------------------
than Agent which has the largest Loan Percentage; provided, however, if two or more such Lenders have the same Loan Percentage at such time, then the Designated Successor Agent shall be such of those Lenders having the same Loan Percentage which has the largest net worth; and, provided further, that if the Required Lenders object to the newly named Designated Successor Agent, or if any Lender determined to be a Designated Successor Agent declines to serve as successor Agent, in writing delivered to the outgoing Agent within seven (7) Business Days after such Designated Successor Agent is determined, then the Lender other than Agent or such rejected or declining Designated Successor Agent which has the next largest Loan Percentage shall be the Designated Successor Agent. For each such Lender that is a member of a bank holding company, its net worth shall be deemed to be the consolidated net worth of its bank holding company.

     "Distribution" by any Person, means (a) with respect to any stock issued by
      ------------
such Person or any partnership or joint venture interest of such person, the retirement, redemption, repurchase, or other acquisition for value of such stock, partnership or joint venture interest, (b) the declaration or payment (without duplication) of any dividend or other distribution, whether monetary or in kind, on or with respect to any stock, partnership or joint venture of any Person, and (c) any other payment or distribution of assets of a similar nature or in respect of an equity investment.

     "Draft" means a draft deposited by any of the Borrowers with one of
      -----
NationsBank's Texas branches (or any other branch outside the state of Texas as NationsBank may from time to time approve), arising out of the sale of a boat, motor and/or trailer in form acceptable to agent which shall comply with the meaning ascribed to the term "draft" in Section 3.104 of the UCC.

     "Draft Advance" means an advance by NationsBank in the form of immediate
      -------------
credit to the account of the applicable Borrower for a Draft deposited pursuant to Section 2.2(b), and which remains outstanding until (a) NationsBank receives
   --------------
final payment from the respective third-party lending institution or (b) such Draft is returned to NationsBank unpaid, in whole or in part, by the third-party lending institution, at which time the amount of the unpaid portion of the applicable Draft Advance shall be debited to the account of the applicable Borrower in accordance with Section 2.1(e) hereof.
                            --------------

     "Draft Advance Exposure" means the aggregate amount of the unpaid portion
      ----------------------
of each Draft Advance outstanding at any time.

     "Eligible Accessories" means, at the time of any determination thereof, the
      --------------------
combined Book Value of the collective Accessories of Borrowers as to which the following requirements and conditions have been fulfilled to the reasonable satisfaction of Agent:

          (a) such Accessories are not subject to any Lien whatsoever (other than Liens in favor of the Agent) and any Liens on the Accessories are expressly released as collateral securing any third party creditor Debt;

          (b) Borrowers have legal and beneficial title to such Accessories and the absolute right to assign and grant a security interest in the same to Agent;

          (c) such Accessories are subject to a fully perfected, first priority security interest in favor of Agent pursuant to the Security Agreement; and

          (d) Agent, in its reasonable discretion, has not deemed such Accessories to be ineligible.

     "Eligible Contract Discount" means, at the time of any determination
      --------------------------
thereof, the amount owing to any of the Borrowers for rebate or volume discount programs under Contracts as to which the following requirements and conditions have been fulfilled to the reasonable satisfaction of Agent:

          (a) Such Contract is a valid, legally enforceable obligation of a manufacturer or supplier who is obligated under such Contract ("Contract
                                                                     --------
     Debtor") in connection with a rebate or volume discount program;
     ------

          (b) Such Contract has arisen from goods sold by a Contract Debtor to any of the Borrowers;

          (c) Such Contract represents bona fide transactions which have arisen from arm's length transactions between unrelated parties;

          (d) Such amounts owing for rebates and discounts under such Contracts are not subject to setoff, counterclaim, defense, allowance, dispute, or adjustment;

          (e) Such amounts owing for rebates and discounts under such Contracts are not subject to any Lien whatsoever (except Permitted Encumbrances and Liens in favor of the Lenders);

          (f) The monetary obligations of the Contract Debtor under such Contracts are payable in lawful currency of the United States of America;

          (g) For rebate and discount balances in excess of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00), such amounts owing for rebates and discounts under such Contracts are not owed by a Contract Debtor for whom Agent has reasonably determined that the payment of such amounts are doubtful because of such Contract Debtor's financial condition;

          (h) No default shall have occurred and be continuing with respect to such Contract and it is in full force and effect, and Borrowers have the absolute right to assign and grant a security interest in such Contract to Agent;

          (i) Such Contract is subject to a fully perfected, first priority security interest in favor of Agent pursuant to the Security Agreement; and

          (j) Agent, in its reasonable discretion, has not deemed the Contract to be an ineligible Contract.

     "Eligible Assignee" means any of (a) a commercial bank organized under the
      -----------------
laws of the United States, or any State thereof or the District of Columbia; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a
                                                                   ----
political subdivision of any such country, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; or (e) an insurance company, pension fund, credit corporation or other finance company organized under the laws of any state of the United States; provided, however, that no institution described
                                --------  -------
in clause (a), (b), (c), (d), or (e) above shall be an Eligible Assignee unless it has total assets in excess of $1 billion; and, provided further, that an
                                                  ----------------
institution described in clause (c) or (d) above must maintain a branch or agency under the laws of the United States.

     "Eligible Inventory" means, at the time of any determination thereof, the
      ------------------
combined Book Value of the collective Inventory of Borrowers as to which the following requirements and conditions have been fulfilled to the reasonable satisfaction of Agent:

          (a) the boats, trailers and motors were purchased by Borrowers (or, in the case of Inventory acquired by Borrowers in an acquisition of an additional retail store, purchased by the previous retail store owner) within the previous twenty-four month period;

          (b) such Inventory is not subject to any Lien whatsoever (other than Liens in favor of the Agent) and any Liens on such Inventory are expressly released as collateral securing any third party creditor Debt;

          (c) Borrowers have legal and beneficial title to such Inventory and the absolute right to assign and grant a security interest in the same to Agent;

          (d) such Inventory is subject to a fully perfected, first priority security interest in favor of Agent pursuant to the Security Agreement; and

          (e) Agent, in its reasonable discretion, has not deemed such Inventory to be ineligible.

     "Employee Plan" means at any time an employee benefit plan as defined in
      -------------
Section 3(3) of ERISA that is now or was previously maintained, sponsored or contributed to by any of the Borrowers or by any Person that at such time is or was an ERISA Affiliate of any of the Borrowers.

     "Equipment" has the meaning given such term in the Security Agreement.
      ---------

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, together with all regulations issued pursuant thereto.

     "ERISA Affiliate" means any Person that is treated as a single employer
      ---------------
with any of the Borrowers under Section 414 of the Code.

     "Event of Default" has the meaning set forth in Section 8.1.
      ----------------                               -----------

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "Existing Security Interests" means the security interests respectively in
      ---------------------------
favor of NationsBank and Hibernia granted to secure the Prior Credit Facilities, the security agreements evidencing such security interests being more particularly described on Exhibit A to the Security Agreement.
                          ---------

     "Facility Fee" shall mean the non-refundable fee equal to (a) 0.125% times
      ------------                                                        -----
(b) the average daily unused portion of the Available Commitment, less the amount of the Draft Advance Exposure, during the calendar quarter immediately preceding the date on which such fee is to be paid.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded
      ------------------
upwards if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the federal Funds Rate for such day shall be the average rate quoted to Agent on such day on such transactions from three federal funds brokers of recognized standing.

     "Fiscal Year" means any fiscal year of the Borrowing Group or any Borrower,
      -----------
commencing on October 1 and ending on September 30.

     "GAAP" means generally accepted accounting principles consistently applied
      ----
as in effect at the time of application of the provisions hereof.

     "Governmental Authority" means any government, any state or other political
      ----------------------
subdivision thereof, or any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guaranty" by any Person means any obligation, contingent or otherwise, of
      --------
such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions, by "comfort letter" or other similar undertaking of support or otherwise), or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guaranty shall not include endorsements for collection or deposit in the ordinary course of business.

     "Hibernia" means Hibernia National Bank, a national banking association,
      --------
and its successors.

     "Impositions" means all real estate and personal property taxes; charges
      -----------
for any easement, license or agreement maintained for the benefit of any of the real property of Borrowers, or any part thereof; and all other taxes, charges and assessments and any interest, costs or penalties with respect thereto, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which at any time prior to or after the execution hereof may be assessed, levied or imposed upon any of the real property of Borrowers, or any part thereof, or the ownership, use, sale, occupancy or enjoyment thereof, in each case which, if not timely paid or otherwise discharged, would materially and adversely affect (a) such ownership, use, sale, or enjoyment, or (b) the financial condition of Borrowers.

     "Instruments" has the meaning given such term in the Security Agreement.
      -----------

     "Intangible Assets" of any Person means those assets of such Person which
      -----------------
are (a) deferred assets, other than prepaid insurance and prepaid taxes, (b) patents, copyrights, trademarks, tradenames, franchises, goodwill, experimental expenses and other similar assets which would be classified as intangible assets on a balance sheet of such Person, prepared in accordance with GAAP, and, (c) unamortized discount and expenses.

     "Intercreditor Agreement" means an Intercreditor Agreement executed by
      -----------------------
Borrowers, Agent, Lenders and each of the lenders set forth in Schedule 7.4 and
                                                               ------------
any other lender which may from time to time provide secured credit to Borrowers (to the extent permitted hereunder), providing for the subordination of all liens securing such indebtedness, with the exception of those liens on items expressly referred to in such Intercreditor Agreements, to the liens in favor of Lenders, which Intercreditor Agreement(s) shall be in form acceptable to Lenders and executed and delivered in accordance with Section 6.10.
                                              ------------

     "Inventory" means all boats (including personal watercraft), trailers and
      ---------
motors held by any Borrower for sale in the business of Borrowers.

     "Issuing Lender" means NationsBank in its capacity as issuer of the Letters
      --------------
of Credit.

     "Law or Laws" means all applicable constitutional provisions, statutes,
      -----------
codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, and requirements of all Governmental Authorities.

     "Legal Requirements" means (a) any and all present and future judicial
      ------------------
decisions, Laws, rulings, permits, licenses or certificates, in any way applicable to any of the Borrowers, (b) the presently or subsequently effective bylaws, articles of incorporation and any other form of business association agreement of Borrowers, and (c) any and all leases or contracts (written or oral) of any nature that relate in any way to any Borrower's Assets, or to which any of the Borrowers may be bound, and in each case which, if violated, would materially and adversely affect (i) the present or potential ownership, use, sale, occupancy or possession of any Borrower's Assets, by such Borrower or (ii) the financial condition of any of the Borrowers.

     "Lenders" means each of the financial institutions listed as a "Lender" on
      -------
Schedule I attached hereto, as the same may be modified or amended from time to
----------
time.

     "Letter of Credit Exposure" means the aggregate amount of the unfunded
      -------------------------
portion of each Letter of Credit outstanding at any time.

     "Letter of Credit Fee" has the meaning set forth in Section 2.3(b).
      --------------------                               --------------

     "Letters of Credit" means all letters of credit issued by the Issuing
      -----------------
lender for the account of Borrowers pursuant to this Agreement.

     "Lien" means with respect to any asset, any mortgage, lien, pledge, charge,
      ----
security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Loan Commitment Amount" means, with respect to each Lender, the amount
      ----------------------
indicated as such Lender's Loan Commitment Amount opposite the name of such Lender in Schedule I, as such amount (a) may be reduced from time to time, as a
          ----------
result of a reduction in the Available Commitment as provided in this Agreement, or (b) may be adjusted from time to time to account for any assignment of a Lender's interest as provided in Section 10.10.
                                 -------------

     "Loan Documents" means this Agreement, the Notes, the Security Agreement,
      --------------
the Letters of Credit, the LOC Applications and all other agreements, security agreements, assignments, statements, certificates, documents or instruments evidencing, securing or pertaining to the Advances or Credit Facility (including the Letters of Credit) or otherwise executed and/or delivered from time to time pursuant to or in connection with this Agreement, as the same may be modified, amended, renewed, extended, rearranged, restated or replaced from time to time.

     "Loan Percentage" means, with respect to each Lender, the percentage
      ---------------
indicated as such Lender's Loan Percentage opposite the name of such Lender on

Schedule I, as such percentage may be adjusted from time to time to account for
----------
any assignments of a Lender's interest as provided in Section 10.10.
                                                      -------------

     "LOC Application" has the meaning set forth in Section 2.2(d).
      ---------------                               --------------

     "Margin Regulations" mean Regulations G, T, U and X of the Board of
      ------------------
Governors of the Federal Reserve System, as in effect from time to time.

     "Margin Stock" means "margin stock" as defined in Regulation U.
      ------------

     "Material Adverse Effect" means any event or condition which, singly or in
      -----------------------
the aggregate with other events or conditions, materially and adversely affects the business, operations, or financial condition of Borrowers.

     "Maximum Lawful Rate" means the maximum rate (or, if the context so permits
      -------------------
or requires, an amount calculated at such rate) of interest which, at the time in question would not cause the interest charged on the Credit Facility at such time to exceed the maximum amount which Lenders would be allowed to contract for, charge, take, reserve, or receive under applicable federal or state law after taking into account, to the extent required by applicable law, any and all relevant payments, fees or charges under the Loan Documents. If and to the extent the laws of the State of Texas are applicable for purposes of determining the "Maximum Lawful Rate", such term shall mean the "indicated rate ceiling" from time to time in effect under Article 5069-1.04, Title 79, Revised Civil Statutes of Texas, 1925, as amended, or, if permitted by applicable law and effective upon the giving of the notices required by such Article 5069-1.04 (or effective upon any other date otherwise specified by applicable law), the "quarterly ceiling" or "annualized ceiling" from time to time in effect under such Article 5069-1.04, whichever Agent shall elect to substitute for the "indicated rate ceiling," and vice versa, each such substitution to have the
                              ---- -----
effect provided in such Article 5069-1.04, and Agent shall be entitled to make such election from time to time and one or more times and, without notice to Borrowers, to leave any such substitute rate in effect for subsequent periods in accordance with subsection (h)(1) of such Article 5069-1.04. If under federal or state law there is no legal limitation on the amount or rate of interest that may be charged on amounts outstanding under the Credit Facility, there shall be no Maximum Lawful Rate, notwithstanding any reference thereto herein or in any of the Loan Documents.

     "NationsBank" means NationsBank of Texas, N.A., a national banking
      -----------
association, and its successors.

     "Note" means each promissory note in the form attached hereto as Exhibit A
      ----                                                            ---------
to be issued by Borrowers to each Lender in the amount of such Lender's Loan Commitment Amount pursuant to this Agreement; Notes means all of the Notes issued to Lenders
                            -----
pursuant to this Agreement.

     "Obligations" means all present and future indebtedness, obligations and
      -----------
liabilities, or any part thereof, of Borrowers now or hereafter existing or arising under or in connection with this Agreement, the Notes or any other of the Loan Documents (specifically including, without limitation, the principal amount outstanding under the Notes), together with: (a) all interest accrued thereon; (b) all reasonable costs, expenses, and attorneys' fees of counsel to Agent incurred in the documentation of the Loan Documents and any amendments, waivers or extensions thereof, or administration, enforcement or collection thereof (specifically including, without limitation, any of the foregoing incurred in connection with any bankruptcy or other insolvency proceedings of any of the Borrowers; (c) the reimbursement and payment of all sums which might be advanced by Agent or any Lender to pay or satisfy amounts required to be paid by any of the Borrowers under this Agreement or under any other instrument, agreement or document at any time executed in connection with or as security for any part of the Credit Facility (including the Letters of Credit); and (d) all costs, charges, reasonable attorneys' fees and expenses owing and to become owing in connection with the documentation, administration, enforcement and collection of the foregoing obligations and indebtedness; regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several. The Obligations shall include all renewals, extensions, modifications, rearrangements and replacements of any of the above-described obligations and indebtedness.

     "Operating Leverage Ratio" means, for any date of determination, the ratio
      ------------------------
of (a) Consolidated Funded Debt as of the end of the immediately preceding calendar quarter to (b) Consolidated Operating Cash Flow for the immediately preceding four calendar quarters.

     "Other Lender Obligations" means any of the indebtedness, obligations,
      ------------------------
and/or liabilities owing by Borrowers, or any of them, to either Lender as set forth in Schedule II attached hereto.
         -----------

     "Pension Plan" means any Employee Plan that is now or was previously
      ------------
covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code.

     "Permitted Encumbrances" means, with respect to any asset, (a) minor
      ----------------------
defects in title which do not secure the payment of money and otherwise have no material adverse effect on the value or operation of any material asset encumbered thereby, including, without limitation, easements, rights-of-way, servitudes, permits, surface leases, restrictions and other similar charges, encumbrances or title defects, (b) mechanic's, materialman's, warehouseman's, journeyman's, carrier's, and other similar liens arising by operation of law in the ordinary course of business, securing obligations which are not delinquent,
(c) liens for taxes, assessments or other governmental charges not delinquent,
(d) liens (other than any lien imposed by ERISA) incurred or deposits made in the ordinary course of business to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than capital leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances on credit or the payment of the deferred purchase price of property, (e) any attachment or judgment lien, unless the judgment it secures shall not, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within thirty (30) days after the expiration of any such stay, and (f) liens existing on the Closing Date and described on
Schedule III, provided that all such liens are subordinate and inferior to the
------------
liens and security interests in favor of Agent for the benefit of Lenders except to the extent provided in the Intercreditor Agreements.

     "PBGC" mean the Pension Benefit Guaranty Corporation, or its successors.
      ----

     "Permitted Investments" means (a) U.S. Government Securities, (b)
      ---------------------
repurchase agreements with any such commercial bank, or with broker-dealers or other institutions, that are secured by U. S. Government Securities, (c) other money market instruments, and mutual funds substantially all of the assets of which are invested in any or all of the investments described in clauses (a) above and (d) commercial paper rated A-1 by Moody's Investors Service, Inc. or P-1 by Standard & Poor's Corporation on the date of acquisition.

     "Person" means an individual, a corporation, a partnership, an association,
      ------
a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Prime Rate" means, on any date of determination, the rate of interest per
      ----------
annum most recently announced by Agent as its prime rate in effect at its principal office (which, in the case of NationsBank, shall mean its principal office in Dallas, Texas), automatically fluctuating upward and downward until and at the time specified in each such announcement without special notice to Borrowers or any other Person, which prime rate may not necessarily represent the lowest or best rate actually charged to a customer.

     "Prior Credit Facilities" means, collectively, (a) that certain Amended and
      -----------------------
Restated Loan Agreement dated September 15, 1995, by and among NationsBank and Travis Boats & Motors, Inc., Travis Snowden Marine, Inc., Travis Boating Center Arlington, Inc., Falcon Marine, Inc., Falcon Marine Abilene, Inc. and Travis Boating Center Beaumont, Inc., as amended by that certain First Amendment to Loan Agreement dated July 31, 1996, (b) that certain Inventory Loan Agreement dated September 20, 1995, by and between TBC Arkansas, Inc. and Hibernia, (c) that certain Inventory Loan Agreement dated November 30, 1995, by and between Travis Boating Center Louisiana, Inc. and Hibernia, (d) that certain Loan Agreement dated November 30, 1995, by and between Travis Boating Center Louisiana, Inc. and Hibernia, (e) that certain Inventory Loan Agreement dated December 17, 1992, by and between Travis Boats & Motors Baton Rouge, Inc. d/b/a Baton Rouge Boating Center and Hibernia, and (f) that certain Loan Agreement dated December 17, 1992, by and between Travis Boats & Motors Baton Rouge, Inc. d/b/a Baton Rouge Boating Center and Hibernia, as each of the above have been renewed and extended from time to time.

     "Receivables" has the meaning given such term in the Security Agreement.
      -----------

     "Register" has the meaning set forth in Section 10.10 hereof.
      --------                               -------------

     "Regulation U" means Regulation U of the Board of Governors of the Federal
      ------------
Reserve System, as in effect from time to time and shall include any successor or other regulation or official interpretation of the Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks that is applicable to member banks of the Federal Reserve System.

     "Request for Advance" means a written request of an Authorized Officer of
      -------------------
TBM for a Working Capital Advance, substantially in the form attached hereto as Exhibit B-1, which shall (a) specify (i) the date of such an Advance, which
-----------
shall be a Business Day, (ii) the amount of such Advance, (iii) the transfer instructions with respect to such Advance and (b) contain a certification of an Authorized Officer of TBM, as of the date of such Advance, (i) that the intended use of the proceeds of such Advance does not violate the provisions of this Agreement (including, without limitation, Section 2.1 and Section 5.13) or any
                                          -----------     ------------
other Loan Document, and (ii) as to the matters set forth in Section 4.2(b) and
                                                             --------------
(c).
---

     "Required Lenders" means:
      ----------------

          (a) Except as provided in clause (b) below or as expressly stated otherwise in this Agreement or in any other Loan Document, at any time and with respect to any matter hereunder or relating to the Credit Facility, Lenders holding at the time in question a portion of the Credit Facility (including participations in Letters of Credit) equal to or greater than fifty-one percent (51%) the sum of (i) the aggregate unpaid principal amount of the Notes, plus (ii) the Letter of Credit Exposure (or, if no Advances or Letters of Credit are outstanding, then Lenders holding at the time in question fifty-one percent (51%) of the aggregate Loan Commitment Amounts of all Lenders); and

          (b) With respect to (i) any alteration of the interest rate applicable to the Credit Facility, or (ii) any alteration of the amount of any fees payable to the Lenders under this Agreement, or (iii) any extension or acceleration of the maturity date of the Credit Facility or the due date of any installment of principal or interest or any fees on the Credit Facility, or (iv) forgiveness of any principal or interest under the Credit Facility or any waiver of the timely payment of principal or interest under the Credit Facility, or (v) any increase in the amount of the Credit Facility, or (vi) any change in the definition of Loan Percentage, or (vii) any change in the definition of Borrowing Base, or (viii) the release of any Lenders' Liens on any Collateral, or (ix) the reinstatement of the Notes and other indebtedness pursuant to the provisions in Section 8.2(a)
                                                                --------------
     hereof, or (x) any consent of Lenders required by Articles VI and VII and
                                                       -------------------
     Sections 3.9 and 10.10(a)(i) hereof, or (xi) any alteration of the
     ----------------------------
     provisions of this definition of Required Lenders, all the Lenders.

     "Representatives" has the meaning set forth in Section 9.4.
      ---------------                               -----------

     "Rights" means rights, remedies, powers, privileges and benefits.
      ------

     "SEC" means the federal Securities and Exchange Commission, and its
      ---
successors.

     "Security Agreement" means that certain Security Agreement, of even date
      ------------------
herewith, executed by Borrowers to Agent, for the benefit of Lenders, securing the payment and performance of all the Obligations, and, to the extent of the payment in full of the Obligations, the Other Lender Obligations, pari passu, and all renewals, extensions, modifications, supplements and replacements thereof, which Security Agreement shall be in form acceptable to Agent.

     "Subsidiary" means any corporation or other entity which is required to be
      ----------
included in the consolidated financial statements of Borrowing Group, prepared in accordance with GAAP. The term Subsidiary shall include Subsidiaries of Subsidiaries (and so on).

     "Supplemental Loan and Security Agreement" means a supplement to this
      ----------------------------------------
Agreement and to the Security Agreement, in the form attached hereto as Exhibit
                                                                        -------
C (or such other form as Agent shall require), to be entered into by each
-
Subsidiary which is created or acquired by any Borrower subsequent to the Closing Date pursuant to Section 6.1 (h).
                         ---------------

     "Taxes" means all taxes, assessments, filing or other fees, levies,
      -----
imposts, duties, deductions, withholdings, stamp taxes, interest equalization taxes, capital transaction taxes, foreign exchange taxes or other charges of any nature whatsoever, from time to time or at any time imposed by law or any federal, state or local governmental agency. "Tax" means any one of the foregoing.

     "TBM" has the meaning set forth in the introductory paragraph of this
      ---
Agreement.

     "Termination Date" means October 31, 1997.
      ----------------

     "UCC" means the Uniform Commercial Code in effect under the laws of the
      ---
State of Texas, as amended, or, if stated with reference to another jurisdiction, the Uniform Commercial Code as adopted in the relevant jurisdiction.

     "Uncollected Draft Advance Fee" shall mean the non-refundable fee equal to
      -----------------------------
(a) the Prime Rate times (b) the average daily uncollected portion of all
                   -----
outstanding Draft Advances.

     "U.S. Government Securities" means (a) securities that are (i) direct
      --------------------------
obligations of the United States of America for the full and timely payment of which the full faith and credit of the United States of America is pledged or
(ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the full and timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, which in either case are not callable or redeemable at the option of the issuer thereof or (b) any depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933) as custodian with respect to any U.S. Government Securities specified in clause
(a) or a specific payment of principal of or interest on any U.S. Government Securities specified in clause (a) held by such bank for the account of the holder of such depository receipt, provided that (except as required by law)
                                   --------
such custodian is not authorized
to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Securities or the specific payment of principal of or interest on the U.S. Government Securities evidenced by such depository receipt.

     "Variable Rate" means a fluctuating rate of interest equal to (a) the Prime
      -------------
Rate minus three-eighths of one percent (0.375%); provided, that the Variable Rate is subject to adjustment as provided in Section 3.3 hereof.
                                             -----------

     "Working Capital Advance" means an Advance of the Credit Facility made
      -----------------------
pursuant to Section 2.2(a).
            --------------

     Section 1.2.  Singular and Plural of Definitions.  Each term defined in the
                   ----------------------------------
singular form in Section 1.1 shall mean the plural thereof when the plural form
                 -----------
of such term is used in this Agreement, and each term defined in the plural form in Section 1.1 shall mean the singular thereof when the singular form of such
   -----------
term is used in this Agreement.

     Section 1.3.  Money.  Unless stipulated otherwise, all references herein or
                   -----
in any of the Loan Documents to "Dollars," "$," "money", "cash", "payments" or other similar financial or monetary terms are references to lawful money of the United States of America.

     Section 1.4.  Captions; References.  The captions in this Agreement and in
                   --------------------
the table of contents hereof are for convenience of reference only and shall not define, affect or limit any of the terms or provisions hereof. All references herein to Articles and Sections are, unless specified otherwise, references to articles and sections of this Agreement. Unless specifically indicated otherwise, all references herein to an "Exhibit," "Annex" or "Schedule" are references to exhibits, annexes or schedules attached hereto, all of which are incorporated herein and made a part hereof for all purposes, the same as if set forth fully herein, it being understood that if any exhibit, annex or schedule attached hereto which is to be executed and delivered contains blanks, the same shall be completed correctly and in accordance with this Agreement prior to or at the time of the execution and delivery thereof. The words "herein," "hereof," "hereunder" and other similar compounds of the word "here" when used in this Agreement shall refer to the entire Agreement and not to any particular provision or section unless specifically indicated otherwise.

     Section 1.5.  Accounting Terms and Determinations.  Unless otherwise
                   -----------------------------------
specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP.

                                   ARTICLE II

                                   COMMITMENT

     Section 2.1.  Credit Facility Commitment.  Each Lender severally agrees,
                   --------------------------
subject to and upon the terms, covenants and conditions of this Agreement, to make Working Capital Advances to TBM, for the benefit of Borrowers, or with respect to Letters of Credit, to cause the Issuing Lender to issue Letters of Credit for the account of Borrowers, and NationsBank agrees, subject and upon the terms, covenants and conditions of this Agreement, to make Draft Advances to the Borrowers, acting through TBM, shall be entitled to obtain Working Capital Advances, Draft Advances and Letters of Credit, on the terms and conditions as described below and in the manner set forth in Section 2.2:
                                               -----------

          (a) Working Capital Advances.  One or more Working Capital Advances
              ------------------------
     for the acquisition of Inventory by Borrowers and other business and working capital needs, which, subject to the Loan Documents, Borrowers may borrow, repay, and reborrow under this Agreement; provided, that,

                (i) each such Working Capital Advance must occur on a Business Day and the obligations of Lenders to make Working Capital Advances shall terminate on the day immediately prior to the Termination Date; and

               (ii) each such Working Capital Advance must be in an amount not less than the limitations provided in Section 2.2(a).
                                                --------------

          (b) Draft Advances.  Draft Advances issued by NationsBank to the
              --------------
     account of any Borrower, for any of the purposes for which Borrowers can obtain a Working Capital Advance; provided, that

                (i) each such Draft Advance shall be issued on a Business Day and the obligation of NationsBank to make Draft Advances shall terminate on the day immediately prior to the Termination Date; and

                (ii) after the issuance of any such Draft Advance, the Draft Advance Exposure shall not exceed One Million and No/100 Dollars ($1,000,000.00); and

                (iii) in no event shall NationsBank be required to make any Draft Advance if, after the issuance of such Draft Advance, the aggregate amount of the unpaid portions of the Draft Advances plus
                                                                        ----
          NationsBank's Loan Percentage of the outstanding balance of (A) the Working Capital Advances and (B) the Letter of Credit Exposure would exceed NationsBank's Loan Commitment Amount.

          (c)  Letters of Credit.  Letters of Credit issued by the Issuing
               -----------------
     Lender for the account of any Borrower for any of the purposes for which Borrowers can obtain a Working Capital Advance; provided, that

               (i) each such Letter of Credit shall be issued on a Business Day;

               (ii) after the issuance of any such Letter of Credit, the Letter of Credit Exposure shall not exceed Five Hundred Thousand and No/100 Dollars ($500,000.00); and

               (iii) each such Letter of Credit must have an expiration date not later than the Termination Date.

          To the extent that funds are ever drawn under any of the Letters of Credit, each such draw will be paid by the Issuing Lender, and each of the Lenders will make a Working Capital Advance in the amount of such Lender's Loan Percentage of the amount so paid by the Issuing Lender to reimburse the Issuing Lender for such draw.

          (d)  All Advances and Letters of Credit.  In no event shall any Lender
               ----------------------------------
     be required to make any Advances in excess of such Lender's Loan Percentage of the amount required to be advanced by the Lenders under the above provisions of this Section 2.1 or which would cause any Lender to have made
                        -----------
     Advances in excess of such Lender's Loan Commitment Amount. On any date of determination and after the issuance of any Advance or Letter of Credit,
     (i) the aggregate outstanding balances of the Working Capital Advances plus
                                                                            ----
     the Draft Advance Exposure plus the Letter of Credit Exposure shall never
                                ----
     exceed the Available Commitment and (ii) the aggregate outstanding balance of the Working Capital Advances plus the Letter of Credit Exposure shall
                                     ----
     never exceed the then effective Borrowing Base.

          (e)  Returned Draft Advances.  In the event NationsBank shall receive
               -----------------------
     a Draft returned unpaid, in whole or in part, by a third-party lending institution, then the amount of such unpaid portion of the applicable Draft Advance shall be debited to the account of the applicable Borrower. If funds in the account are insufficient to repay NationsBank in full for the amount of the unpaid Draft Advance, then, to the extent of such insufficiency, such unpaid Draft Advance shall be automatically accelerated and immediately due and payable.

     Section 2.2.  Method of Borrowing.  Borrowers shall be entitled to obtain
                   -------------------
Advances and Letters of Credit from Lenders pursuant to Section 2.1 in the
                                                        -----------
following manner:

          (a) Working Capital Advances.   In the case of any Working Capital
              ------------------------
     Advance, Borrowers, through an Authorized Officer of TBM, shall give Agent at least one Business Day prior to the date of such Advance an irrevocable Request for Advance specifying their intention to borrow such Working Capital Advance hereunder. Notice shall be given to Agent prior to 2:00 p.m., San Antonio, Texas time, in order for such Business Day to count toward the minimum number of Business Days required. Such Request for Advance shall be accompanied by the documents required to be delivered pursuant to Article IV. Any Working Capital Advance shall be in an amount
                 ----------
     not less than One Hundred Thousand and No/100 Dollars ($100,000.00) or greater whole multiples of Fifty Thousand and No/100 Dollars ($50,000.00).

          (b)  Draft Advances. In the case of any Draft Advance, any Borrower
               --------------
     shall deposit with NationsBank, at any of its Texas branches (or any other branch outside the state of Texas as NationsBank may from time to time approve), a Draft not later than the established and announced time for the close of business at such receiving branch, on any Business Day, accompanied by supporting documentation reasonably satisfactory to NationsBank. NationsBank shall immediately credit the account of the applicable Borrower in the amount of such Draft.

          (c)  Notice To Lenders.  Agent shall promptly notify Lenders of each
               -----------------
     notice received from an Authorized Officer of TBM pursuant to this Section
                                                                        -------
     2.2(a).  Each Lender shall, not later than noon, San Antonio, Texas time,
     ------
     on the date of any Working Capital Advance, deliver to Agent, at its address set forth herein, such Lender's Loan Percentage of such Working Capital Advance in immediately available funds in accordance with Agent's instructions. Prior to 2:00 p.m., San Antonio, Texas time, on the date of any Working Capital Advance hereunder Agent shall, subject to satisfaction of the conditions set forth in Article IV, disburse the amounts made
                                    ----------
     available to Agent by the Lenders by transferring such amounts by wire transfer pursuant to TBM's instructions or crediting such amounts to the account of TBM maintained with Agent as directed by an Authorized Officer of TBM. All Working Capital Advances shall be made by each Lender according to its Loan Percentage; provided, that if any Lender shall fail to make available its share of any Working Capital Advance required to be made by Lenders under this Agreement, Agent shall fund such amount as contemplated by Section 9.15 hereof.
                     ------------

          (d)  Method of Issuing Letters of Credit.  Not less than three (3)
               -----------------------------------
     Business Days prior to the requested date of issuance of any Letter of Credit, Borrowers shall execute and deliver to the Issuing Lender the customary letter of credit application and agreement used by the Issuing Lender in substantially the form of Exhibit E attached hereto (the "LOC
                                         ---------                       ---
     Application").  Nothing in this Agreement shall prohibit the Issuing Lender
     -----------
     from modifying the form of LOC Application in effect from time to time in connection with the issuance of any Letter of Credit, provided that, such modification does not substantially modify this Agreement to the detriment of Borrowers. In the event of a direct conflict between the provisions of the LOC Application and this Agreement, the provisions of this Agreement shall govern. In no event shall a Letter of Credit have an expiration date which is later than the earlier of (i) one year from the date of issuance thereof or (ii) the Termination Date. Letters of Credit may be standby letters of credit only and be issued on behalf of any of the Borrower.
     Upon satisfaction of the applicable conditions precedent set forth in
     Article IV, and subject to the other terms and conditions of this
     ----------
     Agreement, the Issuing Lender shall issue Letters of Credit for the account of any of the Borrowers within three (3) Business Days from receipt by the Issuing Lender of the fully-executed LOC Application (so long as the requested terms of such Letter of Credit are acceptable to the Issuing Lender in its reasonable discretion). Any of the Borrowers may, through an Authorized Borrowing Officer of TBM, request the issuance of Letters of Credit under this Section 2.2(d), repay any Advances resulting from
                       --------------
     drawings thereunder pursuant to Section 2.2(f) and request the issuance of
                                     --------------
     additional Letters of Credit under this Section 2.2(d).
                                             --------------

          (e) Letter of Credit Participations. Immediately upon the issuance of
              -------------------------------
     each Letter of Credit, the Issuing Lender shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed to have purchased and received from the Issuing Lender, in each case irrevocably and without any further action by any party, an undivided interest and participation in such Letter of Credit, each drawing thereunder and the obligations of Borrowers under this Agreement in respect thereof in an amount equal to the product of (x) such Lender's Loan Percentage times (y) the maximum amount available to be drawn under such Letter of Credit (assuming compliance with all conditions to drawing).

          (f)  Advances for Repayment of Letters of Credit.  The payment by the
               -------------------------------------------
     Issuing Lender of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Lender of a Working Capital Advance, which shall bear interest at the Variable Rate in effect, in the amount of such draft (but without any requirement for compliance with the conditions set forth in Article IV hereof). In the
                                                 ----------
     event that a drawing under any Letter of Credit is not reimbursed by Borrowers by 10:00 a.m. (San Antonio time) on the first Business Day after such drawing, the Issuing Lender shall promptly notify Agent and each other Lender. Each such Lender shall, on the first Business Day following such notification, make a Working Capital Advance which Advance shall be used to repay the applicable portion of the Issuing Lender's Advance with respect to such Letter of Credit, in an amount equal to the amount of its participation in such drawing for application to reimburse the Issuing Lender (but without any requirement for compliance with the applicable conditions set forth in Article IV hereof) and shall make available to
                             ----------
     Agent for the account of the Issuing Lender, by deposit at Agent's office, in same day funds, the amount of such Advance. In the event that any Lender fails to make available to Agent for the account of the Issuing Lender the amount of such Advance, the Issuing Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at a rate per annum equal to the lesser of (i) the Maximum Lawful Rate or (ii) the Federal Funds Rate.

     Section 2.3.  Fees.
                   ----

          (a)  Facility Fees.  In consideration of Lenders making available the
               -------------
     Available Commitment, Borrowers agree to pay to Agent for the benefit of the Lenders, commencing on the first day of the first calendar quarter after the Closing Date and continuing on the first day of each calendar quarter thereafter during the term of the Credit Facility, the Facility Fee. The Facility Fee is to be computed based on the number of actual days elapsed, assuming each calendar year consisted of 360 days, subject, however, to proportionate adjustments if the Closing Date occurs or the term of the Credit Facility ends other than at the beginning or end of a calendar quarter or if there is an increase or decrease in the Credit Facility during such calendar quarter. The Facility Fee is to be paid by Agent to each Lender in accordance with its Loan Percentage.

          (b) Letter of Credit Fees.  Borrowers shall pay to Agent for the
              ---------------------
     benefit of the lenders a letter of credit fee (the "Letter of Credit Fee")
                                                         --------------------
     as a condition to the issuance
     of any Letter of Credit at the rate determined by Agent upon each request by Borrowers for the issuance of a Letter of Credit to be applied to the amount of the Letter of Credit so issued. Subject to Section 10.8 hereof,
                                                           ------------
     such fee shall be computed on the basis of the actual number of days elapsed. The Letter of Credit Fee is to be paid to each Lender in accordance with its Loan Percentage and shall be payable in four (4) equal installments with the first such payment being due and payable on the date of issuance of the applicable Letter of Credit and the remaining portion of the applicable Letter of Credit Fee to be paid on the immediately following interest payment date; provided, that, any Letter of Credit Fee remaining unpaid on the Termination Date shall be paid on such date.

          (c)  Uncollected Draft Advance Fees.  The applicable Borrower shall
               ------------------------------
     pay to NationsBank, by means of NationsBank's periodic account analysis and settlement system, a $10.00 processing charge for each Draft Advance made under this Agreement plus the uncollected Draft Advance Fee. Such fees shall be calculated on a 365/366 day per year basis.


                                  ARTICLE III

                            TERMS OF CREDIT FACILITY

     Section 3.1.  Notes.  The Credit Facility shall be evidenced by the Notes.
                   -----
Each Lender shall receive an originally executed Note in an amount equal to such Lender's Loan Commitment Amount.

     Section 3.2.  Maturity.  All outstanding principal of the Notes, together
                   --------
with all accrued but unpaid interest and other amounts owed with respect thereto, shall be due and payable in full on the Termination Date.

     Section 3.3.  Interest Rate.  Interest on the Working Capital Advances
                   -------------
shall accrue at a rate per annum equal to the lesser of (a) at Borrowers' option, the Variable Rate, subject, however, to the provisions of Section 10.8
                                                                  ------------
(the "Applicable Rate"), or (b) the Maximum Lawful Rate; provided, however, if
      ---------------
at any time the Applicable Rate exceeds the Maximum Lawful Rate, resulting in the charging of interest hereunder to be limited to the Maximum Lawful Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest below the Maximum Lawful Rate until the total amount of interest accrued on the indebtedness evidenced hereby equals the amount of interest which would have accrued on such indebtedness if the Applicable Rate had at all times been in effect.

     Without notice to Borrowers or anyone else, the Variable Rate and the Maximum Lawful Rate shall each automatically fluctuate upward and downward as and in the amount by which the Prime Rate and Maximum Lawful Rate, respectively, fluctuate, subject always to limitations contained in this Agreement.

     Section 3.4.  Mandatory Interest Payments.  Interest on the Notes, computed
                   ---------------------------
as provided in Section 3.10, shall be due and payable in arrears on the first
               ------------
day of each April, July, October and January commencing on April 1, 1997, and on the Termination Date, so long as any principal of any Note remains unpaid.

     Section 3.5.  Payments of Advances; Reduction of Commitment Amount.
                   ----------------------------------------------------

          (a) At any time, Borrowers may by notice to Agent, with at least one Business Day prior notice to the date on which prepayment under this
     Section 3.5 is to be made, voluntarily prepay outstanding Advances from
     -----------
     time to time and at any time, in whole or in part; provided, that each such partial payment must be in a minimum amount of at least One Hundred Thousand and No/100 Dollars ($100,000.00) or any whole multiple of Fifty Thousand and No/100 Dollars ($50,000.00) in excess thereof. Each such optional prepayment shall be applied ratably in accordance with Section 3.8
                                                                     -----------
     to pay the amounts owed to each Lender under the Credit Facility.

          (b) If the outstanding principal balance of (i) the Working Capital Advances plus the Letter of Credit Exposure plus the Draft Advance Exposure
              ----                               ----
     ever exceeds the Available Commitment or (ii) the Working Capital Advances plus the Letter of Credit Exposure ever exceeds the then effective
     ----
     Borrowing Base, Borrowers shall make a mandatory prepayment on the principal amount of the Credit Facility in at least the amount of such excess. At such time as NationsBank receives payment for a Draft, such payment shall be applied, or shall be deemed to have been applied to the repayment of amounts outstanding under the Draft Advance made with respect to such paid Draft.

          (c) Borrowers may reduce the Available Commitment for the Credit Facility at any time and from time to time provided that (i) notice of such reduction must be received by Agent by 10:00 a.m. San Antonio, Texas, time on the third Business Day preceding the effective date of such reduction,
     (ii) each such reduction in the Available Commitment must be in a minimum amount of One Million and No/100 Dollars ($1,000,000.00) or any whole multiple of One Hundred Thousand and No/100 Dollars ($100,000.00) in excess thereof, (iii) if the aggregate outstanding principal balance of the Working Capital Advances plus the Letter of Credit Exposure plus the Draft
                              ----                               ----
     Advance Exposure exceeds the Available Commitment as so reduced, Borrowers shall make a mandatory prepayment on the principal amount of the Credit Facility in at least the amount of such excess (iv) Borrowers shall not be entitled to reduce the Available Commitment of the Credit Facility to an amount which is less than the Letter of Credit Exposure plus the Draft
                                                             ----
     Advance Exposure at such time, (v) Borrowers shall not be entitled to an increase in the Available Commitment once it has been so reduced, and (vi) in no event shall Borrowers be entitled to so reduce the Available Commitment below Ten Million and No/100 Dollars ($10,000,000.00), unless Borrowers have elected to terminate the Available Commitment.

     Section 3.6.  Schedules on Notes.  Each Lender is hereby authorized to
                   ------------------
record the date and amount of the initial principal balance of its Note and the date and amount of each Advance and repayment of principal on such Note, and to attach any such recording as a schedule to the

Note whereupon such schedule shall constitute a part of such Note for all purposes. Any such recording shall constitute prima facie evidence of the
                                               ----- -----
accuracy of the information so recorded; provided that the absence or inaccuracy of any such schedule or notation thereon shall not limit or otherwise affect the liability of Borrowers for the repayment of all amounts outstanding under the Notes together with interest thereon.

     Section 3.7.  General Provisions as to Payments.  Borrowers shall make each
                   ---------------------------------
payment of principal and interest on the Credit Facility and all fees payable hereunder or under any other Loan Document not later than 12:00 noon (San Antonio time) on the date when due, in Federal or other funds immediately available in San Antonio, Texas, to Agent at Agent's address for payments set forth in Schedule I. Agent will promptly (and if such payment is received by
         ----------
Agent by 12:00 noon (San Antonio, Texas time), and otherwise if reasonably possible, on the same Business Day, and in any event not later than the next Business Day after receipt of such payment) distribute to each Lender a payment on the applicable Note, such Lender's pro rata share of each such payment received by Agent for the account of Lenders. For purposes of calculating accrued interest on the Credit Facility, any payment received by Agent as aforesaid by 12:00 noon (San Antonio, Texas time) on any Business Day shall be deemed made on such day; otherwise, such payment shall be deemed made on the next Business Day after receipt by Agent. Whenever any payment of principal or interest on the Credit Facility, or any fees under the Loan Documents, shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

     Section 3.8.  Application of Payments.  All payments made on the Credit
                   -----------------------
Facility or process realized from the exercise of any right of setoff or the exercise of any remedies with respect to the collateral shall be ratably paid to each Lender in accordance with its Loan Percentage, subject to the provisions of
Article IX and any provision in the Loan Documents or agreements among the
----------
Lenders providing for the application of such proceeds against expenses or other similar amounts. Except as (a) to principal payments made pursuant to Section
                                                                       -------
3.5, and (b) otherwise specifically provided in this Agreement or in any Loan
---
Document, all prepayments on the Credit Facility shall be applied against accrued but unpaid interest and then against the principal portion of the Credit Facility.

     Section 3.9.  Post-Default Interest; Past Due Principal and Interest.
                   ------------------------------------------------------
After maturity of the Notes or the occurrence of an Event of Default, the outstanding principal balance of the Notes shall, at the option of the Required Lenders, bear interest at the Default Rate. Any past due principal of and, to the extent permitted by law, past due interest on the Notes shall bear interest, payable as it accrues on demand, for each day until paid at the Default Rate. Such interest shall continue to accrue at the Default Rate notwithstanding the entry of a judgment with respect to any of the Obligations, except as otherwise provided by applicable law.

     Section 3.10.  Computation of Interest and Fees.  Subject to the provisions
                    --------------------------------
hereof limiting interest to the maximum permitted by applicable law, all interest payable on Advances or the amount of any fees hereunder shall be computed based on the number of days elapsed and 360-days per year or in the case of interest accruing at the Maximum Lawful Rate, 365/366 days per year.

     Section 3.11.  Deposit of Cash Collateral.  Upon the occurrence of a
                    --------------------------
monetary Event of Default which Borrower has not cured in accordance with the applicable provisions hereof, Borrowers shall, on the next succeeding Business Day, deposit in a segregated, interest bearing account with Agent such funds as Agent may request, up to a maximum amount equal to the aggregate existing Letter of Credit Exposure. Any funds so deposited shall be held by Agent as security for the Credit Facility (including the Letters of Credit) and Borrowers will, in connection therewith, execute and deliver such assignments and security agreements in form and substance satisfactory to Agent which Agent may, in its discretion, require. As drafts or demands for payment are presented under any Letter of Credit, Borrowers hereby irrevocably direct Agent to apply such funds to satisfy such drafts or demands. When all Letters of Credit have expired and the Notes have been repaid in full (and Lenders have no obligation to make further Advances or issue Letters of Credit hereunder) or such Event of Default has been cured to the satisfaction of Agent, Agent shall release to Borrowers any remaining funds deposited under this Section 3.11. Whenever Borrowers are
                                         ------------
required to make deposits under this Section 3.11 and fail to do so on the day
                                     ------------
such deposit is due, Lenders may make such deposit using any funds of Borrowers then available to any Lender.

     Section 3.12.  Joint and Several Liability.  Each member, and all of the
                    ---------------------------
members, of the Borrowing Group are hereby deemed jointly and severally liable for the payment of the Notes and the satisfaction and fulfillment of all of the Obligations hereunder and pursuant to any other Loan Document of Borrowers, individually and as a group.

     Section 3.13.  Collateral; Renewal and Extension of Existing Indebtedness
                    ----------------------------------------------------------
and Security.  The Obligations shall be secured by a first and prior security
------------
interest in all of Borrowers' Collateral pursuant to the terms of the Security Agreement and such other documents or agreements required by Agent. It is acknowledged and agreed that the outstanding indebtedness and obligations evidenced by the Prior Credit Facilities are hereby renewed, extended and consolidated by this Agreement and the Other Loan Documents, and the Existing Security Interests, which are hereby respectively assigned by NationsBank and Hibernia to Agent for the benefit of Lenders, are renewed, extended and continued in full force and effect under the Security Agreement as security for the Obligations.

     Section 3.14  Title Documents.  All original manufacturer's invoices,
                   ---------------
certificates of origin and all other title documents evidencing Borrowers' ownership of all of their Inventory shall be maintained in safekeeping by Borrowers in a manner reasonably acceptable to Agent, including, without limitation, Borrowers' current practices, unless and until a request is made therefor by Agent upon the occurrence of a monetary Event of Default which Borrower has not cured in accordance with the applicable provisions hereof. In such event, within five Business Days of the request by Agent, Borrowers shall deliver to Agent all original manufacturer's invoices, certificates of origin and all other title documents in Borrowers' possession, whether at the time of such request or thereafter, to Agent, and Agent shall retain or hold all such original documents received by Agent after such request; provided, however, Borrowers may retain or hold all such original documents relating to Inventory covered by liens expressly excluded from the subordination of an Intercreditor Agreement which is in full force and effect at the time of Agent's request under this Section 1.04.
                                                           ------------
Thereafter, all original manufacturer's invoices, certificates of origin and all other title documents shall remain in Agent's possession until the Note and the Obligations are paid and performed in full, provided that, if the original title documents have been delivered to Agent as provided for herein and if no Event of Default has occurred and is then existing, upon the sale of an item of Inventory by a Borrower, Agent shall promptly deliver to the respective Borrower the original title documents pertaining to the item of Inventory which has been sold; and further provided, that, upon the happening of an Event of Default and during the continuance thereof, Agent may transfer, as applicable, title documents delivered to it pursuant to this Section 3.14 in connection with its
                                           ------------
sale of Inventory which constitute Collateral in accordance with its rights provided for in this Agreement.


                                   ARTICLE IV

                             CONDITIONS TO FUNDING

     Section 4.1.  Conditions Precedent .  The obligation of Lenders as provided
                   ---------------------
herein is subject to the satisfaction of the following conditions and requirements:

          (a) receipt by Agent of (i) this Agreement, properly executed by Borrowers, and (ii) evidence acceptable to Agent that Borrowers have paid all fees and expenses required to be paid by Borrowers as of the date of such Advance or issuance;

          (b) receipt by each Lender of its Note, properly executed by Borrowers;

          (c) receipt by Agent of the Security Agreement properly executed by Borrowers;

          (d) receipt by Agent of such UCC-1 financing statements as Agent may require to be executed by the proper Persons to perfect Lenders' security interests in the Collateral;

          (e) receipt by Agent of an opinion of counsel for Borrowers, opining as to the due organization, existence and authority of Borrowers, the enforceability and of each of the Loan Documents, compliance by Borrowers with applicable Laws as Lenders may require, and such other matters as Agent may reasonably request, in form and substance satisfactory to Agent;

          (f) receipt by Agent of all resolutions, certificates or documents it may reasonably request relating to the formation, existence and good standing of each of the Borrowers, on the date hereof, partnership and corporate authority for the execution and validity of this Agreement and the other Loan Documents from, as applicable, each of the Borrowers, and any other matters relevant to this Agreement, all in form and substance satisfactory to Agent, which resolutions, certificates and documents shall include, without limitation, (i) the articles of incorporation and bylaws of each of the

     Borrowers, (ii) certified resolutions of the board of directors of each of the Borrowers authorizing the execution of the Loan Documents on behalf of each of the Borrowers, (iii) certificates of incumbency for the officers of each of the Borrowers, and (iv) certificates of existence and good standing issued by the state of organization of each of the Borrowers, and from the appropriate governmental authority of each state in which any such party is required by applicable law to be qualified, including but not limited to the states listed on Schedule 5.1 attached hereto;
                          ------------

          (g) receipt by Agent of unaudited consolidated financial statements of Borrowing Group for the fiscal quarter ending June 30, 1996, certified by the chief financial officer or chief accounting officer of TBM as to fairness of presentation and as to whether such financial statements fairly reflect the financial condition of Borrowing Group as of the date of delivery, subject to year-end adjustments;

          (h) receipt by agent of filing officer certificates (or commercial reports similar thereto, if satisfactory to Agent) under Section 9-407(2) of the UCC, releases or partial releases of liens or financing statements, and other evidence satisfactory to Agent that there are no Liens on any assets of Borrowers, except Permitted Encumbrances and those identified in

     Section 7.5;
     -----------

          (i) receipt by Agent of an opinion of (i) Friday, Eldredge & Clark,
     (ii) Kizer, Hood & Morgan, L.L.P., (iii) Sherrad & Roe, PLC and (iv) Bradley, Arant, Rose & White opining as to the enforceability and perfection of Lenders' security interest in the Collateral and such other matters as Agent may reasonably request, in form and substance satisfactory to Agent under Arkansas, Louisiana, Tennessee and Alabama law, respectively;

          (j) completion of a financial, legal and factual due diligence review by the Lenders and their respective legal counsel, the results of which shall be, respect to all matters of any nature, satisfactory to all of the Lenders in their sole discretion and no Material Adverse Effect shall have arisen with respect to the documents, certificates, financial statements and other information delivered to Lenders by Borrowers;

          (k) all other documents, instruments, certificates and information as Agent shall reasonably deem necessary;

          (l) satisfaction of all conditions contained in Section 4.2 if an
                                                          -----------
     Advance is being made, or satisfaction of all conditions contained in

     Section 4.3 if a Letter of Credit is being issued; and
     -----------

          (m) the repayment of the entire principal amount of any Debt outstanding under the Prior Credit Facilities, together with accrued interest, fees and other amounts in respect thereof, which repayment may be made with the proceeds of the initial Advance.

All the documents, instruments, certificates, information, evidences and opinions referred to in this Section 4.1 shall be delivered to Agent (unless
                             -----------
Agent has waived delivery) no later than the

Closing Date, and Lenders shall not be bound by or obligated hereunder until Agent has received all such items. Borrowers and Lenders hereby agree that the commitments under the Prior Credit Facilities, and any related guaranties, shall terminate automatically upon and simultaneously with the effectiveness of this Agreement without further action by any party.

     Section 4.2.  Conditions To All Advances.  The obligation of Lenders to
                   --------------------------
fund any Advance as provided herein is subject to the satisfaction by Borrowers of the following conditions and requirements:

          (a) timely receipt by Agent of a Request For Advance or, with respect to a Draft Advance, a Draft and accompanying supporting documentation satisfactory to NationsBank, each in accordance with Section 2.2;
                                                          -----------

          (b) immediately before and after giving effect to such Advance, no Default shall have occurred and be continuing and the making of such Advance shall not cause a Default;

          (c) the representations and warranties contained in this Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such Advance, except that all representations and warranties that speak as of a particular date shall only be required on the date of each such Advance to be true and correct in all material respects as of the date to which such representation or warranty speaks and not as of any subsequent date;

          (d) such other information and documentation as Agent shall reasonably deem necessary in connection with the funding of such Advance.


     Section 4.3.  Conditions to Letters of Credit.  The obligation of the
                   -------------------------------
Issuing Lender to issue any Letter of Credit as provided herein is subject to the satisfaction by the applicable Borrowers of the following conditions and requirements:

          (a) timely receipt by the Issuing Lender of a fully completed LOC Application;

          (b) immediately before and after the issuance of such Letter of Credit, no Default shall have occurred and be continuing and the issuance of any Letter of Credit shall not cause a Default;

          (c) the representations and warranties contained in this Agreement and in the other Loan Documents shall be true in all material respects on and as of the date of issuance of such Letter of Credit, except that all representations and warranties that speak as of a particular date shall only be required on the date of issuance of each such Letter of Credit to be true and correct in all material respects as of the date to which such representation or warranty speaks and not as of any subsequent date;

          (d) timely receipt by Agent (on behalf of Lenders) of the Letter of Credit Fee and (on behalf of the Issuing Lender) of the usual and customary administrative fees charged by the Issuing Lender for the issuance of letters of credit; and

          (e) such other information and documentation as Agent or the Issuing Lender shall reasonably deem necessary in connection with the issuance of such Letter of Credit.


                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     Borrowers represent and warrant to Lenders that:

     Section 5.1.  Existence, Power of Borrowers and Foreign Qualification.
                   -------------------------------------------------------
Each of the Borrowers (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is or will be qualified and in good standing under the laws of each state where such qualification is necessary for such Borrower to conduct its business, (ii) has all corporate power and authority and all governmental licenses, permits, authorizations, consents and approvals and has made all filings with governmental authorities required to carry on its business as now conducted and as contemplated to be conducted, and (iii) is qualified and in good standing to do business as a foreign corporation in each of the states listed by such Borrower's name on Schedule 5.1 hereto, which states are the only jurisdictions
                   ------------
where the character of the properties owned or held under lease by it, or the nature of the business conducted by it, makes such qualification necessary.

     Section 5.2.  Authorization; Contravention. The execution, delivery and
                   ----------------------------
performance of this Agreement, the Notes, the LOC Applications and the other Loan Documents by Borrowers, as applicable, (a) are within each Borrower's corporate powers, (b) have been duly authorized by all necessary action, (c) require no action by or in respect of, or filing with, any governmental body, agency or official and (d) do not contravene, or constitute a default under, (i) any certificate of incorporation, bylaws or agreement of limited partnership of any Borrower, or (ii) of applicable law or regulation or any agreement, judgment, injunction, order, decree or other instrument binding upon any Borrower or result in the creation or imposition of any Lien on any asset of any Borrower.

     Section 5.3.  Enforceable Obligations.  This Agreement, the Notes, the LOC
                   -----------------------
Applications and the other Loan Documents each constitutes a valid and binding agreement of such of the Borrowers which are parties thereto, enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general applicability.

     Section 5.4.  Financial Information.
                   ---------------------

          (a) The current financial statements of Borrowers and all the other financial reports and information of Borrowers that have been delivered to Lenders are true and correct in all material respects as of the date of such current financial statements and other reports and information.

          (b) Since the later of June 30, 1996, or the date of the most recent quarterly financial statements delivered to Agent, there has been no material adverse change in the business, financial position or results of operations of Borrowers; and, there exists no condition, event or occurrence that could reasonably be expected to result in a material adverse change in the business, financial position, results of operations, projections or prospects of Borrowers.

     Section 5.5.  Litigation.  There is no action, suit or proceeding pending
                   ----------
against, or to the knowledge of Borrowers, threatened against or affecting Borrowers, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, financial position or results of operations of the Borrowers, or which could in any manner draw into question the validity of the Loan Documents.

     Section 5.6.  ERISA.
                   -----

          (a) Each Employee Plan has been maintained and administered in substantial compliance with the applicable requirements of the Code and ERISA. No circumstances exist with respect to any Employee Plan that could have a Material Adverse Effect.

          (b) With respect to each Pension Plan, (i) no accumulated funding deficiency (within the meaning of Section 412(a) of the Code), whether waived or unwaived, exists; (ii) the present value of accrued benefits (based on the most recent actuarial valuation prepared for each such plan, if any, in accordance with ongoing assumptions) does not exceed the current value of plan assets allocable to such benefits by a material amount; (iii) no reportable event (within the meaning of Section 4043 of ERISA) has occurred other than a reportable event with respect to which the 30-day notice requirement has been waived by regulation; (iv) no uncorrected prohibited transactions (within the meaning of Section 4975 of the Code) exist which could have a Material Adverse Effect and for which there exists no statutory or regulatory exception; (v) to the extent such plan is covered by PBGC, no material liability to the PBGC exists and no circumstances exist that could reasonably be expected to result in any such liability; and (vi) no material withdrawal liability (within the meaning of Section 4201(a) of ERISA) exists and no circumstances exist that could reasonably be expected to result in any such liability.

          (c) As of the date hereof, none of the Borrowers has any obligation under any Employee Plan to provide post-employment health care benefits to any of its current or former employees, except as may be required by
     Section 4980B of the Code or otherwise required by law.

     Section 5.7.  Taxes and Filing of Tax Returns.  Each of the Borrowers has
                   -------------------------------
filed all material tax returns required to have been filed and has paid or has made adequate provision for payment of all Taxes shown to be due and payable on such returns, including interest and penalties, and all other Taxes which are payable by such party, to the extent the same have become due and payable other than Taxes with respect to which a failure to pay would not have a Material Adverse Effect. Borrowers have no knowledge of any proposed Tax assessment against any Borrower other than customary ad valorem taxes or other Taxes to become due in the normal course of business, and all Tax liabilities of each Borrower is adequately provided for. No income tax liability of any Borrower has been asserted by the Internal Revenue Service for Taxes in excess of those already paid, the payment of which would have a Material Adverse Effect.

     Section 5.8.  Ownership or Lease of Assets.  Borrowers have good and
                   ----------------------------
indefeasible title to all of the Collateral. Borrowers own or lease all of the assets necessary to continue their businesses as conducted prior to the execution of this Agreement. There is no Lien on any of the Collateral other than Permitted Encumbrances and the Liens described in Section 7.5 and the
                                                       -----------
execution, delivery, performance or observance of the Loan Documents will not require or result in the creation of any other Lien on any Borrower's assets. The Collateral is not and will not become subject to set off, counterclaim, defense, allowance, or adjustment (other than warranty claims, the aggregate amount of which shall not be material); there is no financing statement, or similar statement or instrument of registration under the laws of any jurisdiction, covering or purporting to cover any interest of any kind in the Collateral or its proceeds on file or registered in any public office other than a financing statement in favor of Lenders covering the Collateral; there is no other financing arrangement with any party other than Lenders with respect to the Collateral; the Collateral is free from damage caused by fire or other casualty.

     Section 5.9.  Business; Compliance.  Each of the Borrowers has performed
                   --------------------
and abided by all obligations required to be performed by it under any license, permit, order, authorization, grant, contract, agreement, or regulation to which it is a party or by which it or any of its assets are bound and which, if any such Person were to fail to perform or abide by, such failure would have a Material Adverse Effect.

     Section 5.10.  Compliance with Law.  The business and operations of each
                    -------------------
Borrower have been and are being conducted in accordance with all applicable laws, rules and regulations of all Governmental Authorities, other than violations which would not (either individually or collectively) have a Material Adverse Effect.

     Section 5.11.  Full Disclosure.  All information heretofore furnished by
                    ---------------
Borrowers, (or any other party on Borrowers' behalf) to Agent and Lenders for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by Borrowers to Agent and any Lender will be, true and accurate in every material respect, there have been no material adverse changes in such information and shall be, to the best of the knowledge and belief of the party furnishing such information, without material omission. Other than general industry trends which are not specific to Borrowers, Borrowers have, to the best of their knowledge, disclosed to Agent in writing any and all facts which might reasonably be expected to materially and adversely affect the business, operations, prospects or condition, financial or otherwise, of Borrowers, taken as a whole, or the ability of Borrowers to perform their obligations under this Agreement or the other Loan Documents.

     Section 5.12.  Environmental Matters.  Borrowers (i) do not know of any
                    ---------------------
environmental condition or circumstance, such as the presence of any hazardous substance (as defined in Section 6.7), adversely affecting the properties or
                         -----------
operation of Borrowers, (ii) have not received any report of a violation by Borrowers of any Applicable Environmental Law, or (iii) do not know that Borrowers are under any obligation to remedy any violation of any Applicable Environmental Law.

     Section 5.13.  Purpose of Credit.  Borrowers will use the proceeds of the
                    -----------------
Credit Facility for the purposes stated in Section 2.1 hereof.  No part of the
                                           -----------
proceeds of the Credit Facility will be used, directly or indirectly, for a purpose which violates any law, rule or regulation. Borrowers will not, directly or indirectly, use any of the proceeds of the Credit Facility for the purpose of purchasing or carrying, or retiring any Debt which was originally incurred to purchase or carry, any "margin stock" as defined in the Margin Regulations, or to purchase or carry any "security that is publicly-held" within the meaning of Regulation T of the Board of Governors of the Federal Reserve System, or otherwise take or permit any action which would involve a violation of such Margin Regulations or any other regulation of such Board of Governors. Borrowers will not engage principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of the Margin Regulations.

     Section 5.14.  Governmental Regulations.  Borrowers are not subject to
                    ------------------------
regulation under (a) the Investment Advisers Act of 1940, as amended, (b) the Investment Company Act of 1940, as amended, (c) the Public Utility Holding Company Act of 1935, as amended, (d) any Margin Regulations, or (e) any other law, rule or regulation which regulates the incurrence of Debt.

     Section 5.15.  Indebtedness.  As of the Closing Date, none of the Borrowers
                    ------------
are an obligor on any Debt other than (a) the Other Lender Obligations and (b) the Debt described on Schedule 5.15 hereto.
                      -------------

     Section 5.16.  Insurance.  Each Borrower maintains with financially sound,
                    ---------
responsible and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties and business against such casualties and contingencies and of such types and in such amounts (and with co-insurance and deductibles) as is customary for the same or similar businesses.

     Section 5.17.  Solvency.  With respect to each Borrower and on a
                    --------
consolidated basis (a) the aggregate fair market value of assets exceeds the aggregate amount of Debts (whether contingent, subordinated, unmatured, unliquidated, or otherwise), (b) the Borrowers, individually and taken as a whole, have sufficient cash flow to enable them to pay their Debts as they mature, and (c) Borrowers, individually and as a whole, have a reasonable amount of capital to conduct their business as presently contemplated.

     Section 5.18.  Subsidiaries.  Other than the members of the Borrowing
                    ------------
Group, TBM and the Borrowers have no other Subsidiaries.

     Section 5.19.  Locations.  The business, storage and distribution locations
                    ---------
of each of the Borrowers are as listed on Schedule 5.19 hereto.  The chief
                                          -------------
executive office of each of the Borrowers, and the office where all the material records and books of account of such Borrowers are kept, are and shall be at the locations identified in Schedule 5.19 hereto.
                        -------------

     Section 5.20.  Trademarks, Tradenames, etc.  Borrowers have common law
                    ----------------------------
interest, own or are licensed to use all trademarks, tradenames, copyrights, technology, know-how, and processes necessary to conduct all business material to its condition, financial or otherwise, business, or operations as such business is currently conducted. No claim has been asserted or is pending by any Person with respect to the use by any of the Borrowers of any such trademarks, tradenames, copyrights, technology, know-how, and processes.

     Section 5.21.  Business Relationships.  There exists no actual or
                    ----------------------
threatened termination, cancellation, or limitation of, or any modification or change in, the business relationship between any of the Borrowers with any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrowers, or with any material supplier for whom Borrowers do not have a readily available alternative supplier acceptable to Borrowers in their reasonable discretion.

                                   ARTICLE VI

                             AFFIRMATIVE COVENANTS

     Borrowers covenant and agree that without the prior written consent of the Required Lenders, so long as Lenders' commitment to make Advances under the Credit Facility remains in effect, or any Letters of Credit remain outstanding or any of the other Obligations remain unpaid:

     Section 6.1.  Information From Borrowers.  Borrowers will deliver, or cause
                   --------------------------
to be delivered, to Agent on behalf of Lenders:

          (a) As soon as available and in any event within ninety (90) days after the end of Borrowers' Fiscal Year, a consolidated balance sheet of the Borrowers as of the end of such Fiscal Year and the related statements of income and cash flow for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported by Borrowers in accordance with GAAP and audited by such independent public accountants reasonably acceptable to Agent.

          (b) As soon as available and in any event within forty-five (45) days after the end of each calendar quarter, a balance sheet and related statement of income of the Borrowers as of the end of such quarter and year-to-date on a consolidated basis and by individual retail store, all certified by the chief financial officer or the chief accounting officer of TBM as to fairness of presentation and as to whether such financial statements fairly reflect the financial condition of Borrowers as of the date of delivery thereof, subject to year-end adjustments. Such financial statements shall be prepared in conformity with GAAP, except that certain information and note disclosures normally included in annual financial statements prepared in accordance with GAAP may be condensed or omitted provided that the disclosures made are adequate to make the information presented not misleading, and GAAP shall be applied on a basis consistent with the financial statements referred to in Section 6.1(a).
                                                  --------------

          (c) As soon as available and in any event within thirty (30) days after the end of each calendar month, a Borrowing Base Certificate, together with a Borrowing Base Schedule as of the end of such month.

          (d) Simultaneously with the delivery of each set of financial statements referred to in Sections 6.1(a) and (b) a certificate of an
                               -----------------------
     Authorized Officer of TBM in the form attached hereto as Exhibit F (i)
                                                              ---------
     setting forth in reasonable detail the calculations required to establish compliance with the requirements of Section 3.5(b) and Sections 7.1 through
                                         --------------     ------------
     and including Section 7.3, on the date of such financial statements, (ii)
                   -----------
     attesting to compliance with the terms of the Loan Documents, and (iii) with respect only to the financial statements delivered pursuant to

     Sections 6.1(a) and (b), stating, to the best of such Authorized Officer's
     -----------------------
     knowledge and belief, whether or not such financial statements fairly reflect in all material respects the financial condition of the Borrowers and results of the Borrowers operations as of the date of the delivery of such financial statements.

          (e) Immediately upon an Authorized Officer becoming aware of the occurrence of any Default, a certificate of an Authorized Officer of TBM setting forth the details thereof and the action which Borrowers are taking or propose to take with respect thereto.

          (f) Prompt notification of (i) any material adverse change in the financial condition of Borrowers, including, without limitation, the occurrence of any litigation, in each case which could reasonably be expected to have a Material Adverse Effect, or (ii) the occurrence of any acceleration of the maturity of any indebtedness owing by any of the Borrowers, or any default under any indenture, mortgage, agreement, contract or other instrument to which any of the Borrowers is a party or by which any of the Borrowers or any properties of any of the Borrowers is bound, if such default or acceleration might have a Material Adverse Effect, or (iii) the receipt by any of the Borrowers, or when any of the Borrowers becomes aware thereof, of notice of the occurrence of a default by any of the Borrowers under, or acceleration of, any Debt of any of the Borrowers under any indenture, mortgage, agreement, contract or other instrument. Nothing contained in this Section 6.1(f) shall be deemed a
                                            --------------
     waiver or modification in any manner of any restrictions on the right of Borrowers to incur Debt or encumber its Assets contained in this Agreement or in any of the Loan Documents.

          (g) At such time as such reports are filed with the SEC, true and complete copies of TBM's annual 10-K report, quarterly 10-Q report and all other filings and reports which it makes to the SEC.

      (h) Contemporaneously with the creation or acquisition (in accordance with the provisions of Section 7.15) of any new Subsidiary, or the acquisition
                       ------------
     of any new retail store, by any member of the Borrowing Group, TBM will notify the Agent of such Subsidiary's name, its tax indentification number and the address of its chief executive offices or the address of such new retail store. With respect to a new Subsidiary, no later than fifteen (15) Business Days following the later to occur of (a) the creation of such new Subsidiary or (b) receipt by TBM or such new Subsidiary from the Agent of forms of the Loan Documents (including a Supplemental Loan and Security Agreement) to which such new Subsidiary is to be a party, or appropriate amendments to this Agreement or the Intercreditor Agreements, as well as forms of acceptable legal opinions and other documents necessary to demonstrate the due authorization, execution and delivery by such new Subsidiary of such Loan Documents or amendments thereto, and the perfection of the security interests to be created pursuant thereto, shall cause such new Subsidiary to deliver executed counterparts of such Loan Documents, amendments, landlord lien waivers, financing statements, legal opinions and other documents to the Agent. Upon such delivery of such executed counterparts of such Loan Documents, amendments, landlord lien waivers, financing statements, legal opinions and other documents to the Agent, (y) such new Subsidiary shall comply with and be bound by all of the terms and conditions of the Loan Documents (including the Intercreditor Agreements) as a Borrower thereunder, and (z) TBM shall cause such new Subsidiary to take all actions, which it would have been required to make or take had it been a Borrower on the Closing Date including, without limitation, making all representations and warranties as a Borrower under each of the Loan Documents to which it is a party as of the date such representations and warranties are made. With respect to a new retail store purchased by an existing Borrower, TBM shall cause legal opinions demonstrating the perfection of security interests, landlord lien waivers and financing statements to be delivered to Agent within fifteen (15) Business Days of the closing of such acquisition.

          (i) From time to time such additional information regarding the financial position or business of any of the Borrowers as Agent, at the request of any Lender, may reasonably request, including, without limitation, information concerning the insurance being maintained by Borrowers.

     Section 6.2.  Business of Borrower.  The primary business of Borrowers is
                   --------------------
and Borrowers covenant that it shall remain, the retail sale of boats, trailers and motors, and parts and accessories appropriate thereto, and the ownership and maintenance of assets related thereto.

     Section 6.3.  Right of Inspection.  Borrowers will permit Agent or any
                   -------------------
Lender, or any officer, employee or agent of any such party, to visit and inspect any of the assets of Borrowers at the expense of Borrowers (prior to the occurrence of a Default, Agent and Lenders shall be entitled to make only two such visits or inspections, not including a Fiscal Year Audit, in a twelve-month period) examine the books of record and accounts of Borrowers, take copies and extracts therefrom, and discuss the affairs, finances and accounts of Borrowers with the respective officers, accountants and auditors of Borrowers (all at such reasonable times as often as Agent or any Lender may reasonably require).

     Section 6.4.  Maintenance of Insurance.  (a) Each of the Borrowers will at
                   ------------------------
all times maintain or cause to be maintained insurance covering its respective risks in such coverage amounts as are customarily carried by businesses similarly situated including, without limitation, the following: (i) workmen's compensation insurance; (ii) comprehensive general public liability and property damage insurance in respect of all activities in which such Person might incur personal liability for the death or injury of an employee or third person, or damage to or destruction of another's property; (iii) insurance against loss or damage by fire, lightning, hail, tornado, explosion and other similar risk; and
(iv) comprehensive automobile liability insurance.

     Section 6.5.  Payment of Taxes, Impositions and Claims.  Each of the
                   ----------------------------------------
Borrowers shall pay (a) all Taxes imposed upon it or any of its assets or the Collateral with respect to any of its franchises, business, income or profits, and all Impositions not later than the due date thereof, or before any material penalty or interest may accrue thereon and (b) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become a Lien on any of its assets; provided, however, payment of Taxes, Impositions or claims shall not be required if and for so long as (i) the amount, applicability or validity thereof is currently being contested in good faith by appropriate action promptly initiated and diligently conducted in accordance with good business practices and no material part of the property or assets of such Person are subject to levy or execution, (ii) such Person, as required in accordance with GAAP, shall have set aside on its books reserves (segregated to the extent required by GAAP) deemed by it to be adequate with respect thereto, and (iii) Borrowers have notified Agent of such circumstances, in detail satisfactory to Agent, and, provided further, that the applicable Person shall pay any such Tax, Imposition or claim if such contest is not successful and in any event prior to the commencement of any action to realize upon or foreclose any lien against any of such Person's Assets.

     Section 6.6.  Compliance with Laws and Documents.  Each Borrowers shall at
                   ----------------------------------
all times observe and comply with all Legal Requirements. Each of the Borrowers shall maintain all certificates, franchises, permits, licenses, and authorizations necessary to the conduct of its business or the operation of its properties, except when the failure to maintain such items would not have a Material Adverse Effect.

     Section 6.7.  Environmental Law Compliance and Indemnity.  Each of the
                   ------------------------------------------
Borrowers agree to promptly pay and discharge when due all debts, claims, liabilities and obligations with respect to any clean-up measures necessary for such Borrower to comply with Applicable Environmental Laws affecting such Borrower. Borrowers hereby, jointly and severally, indemnify and agree to defend and hold Agent and each Lender and its successors and assigns harmless from and against any and all claims, demands, causes of action, loss, damage, liabilities, costs and expenses (including reasonable attorneys' fees and court costs) of any and every kind or character, known or unknown, fixed or contingent, asserted against or incurred by Agent or any Lender at any time and from time to time related to any violation or purported violation of any Applicable Environmental Laws, including, without limitation, those asserted or arising subsequent to the payment or other satisfaction of the Notes, by reason of, arising out of or related in any way to Agent's and Lenders' entering into this Agreement and the transactions herein contemplated, INCLUDING MATTERS ARISING OUT OF THE ORDINARY NEGLIGENCE OF AGENT OR ANY LENDER, BUT EXCLUDING MATTERS ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL

MISCONDUCT OF AGENT OR ANY LENDER. It shall not be a defense to the covenant of Borrowers to indemnify that the act, omission, event or circumstance did not constitute a violation of any Applicable Environmental Law at the time of its existence or occurrence. The terms "hazardous substance" and "release" shall
                                     -------------------       -------
have the meanings specified in the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), and the terms "solid waste" and "disposed" shall have the
          ----                   -----------       --------
meanings specified in the Resource Conservation and Recovery Act of 1976

("RCRA"); provided, to the extent that any other applicable laws of the United
  ----
States of America or political subdivision thereof establish a meaning for "hazardous substance," "release," "solid waste," or "disposed" which is broader than that specified in either SARA or RCRA, such broader meaning shall apply.
As used in this Agreement, "Applicable Environmental Law" shall mean and include
                            ----------------------------
the singular, and "Applicable Environmental Laws" shall mean and include the
                   -----------------------------
collective aggregate of the following: Any law, statute, ordinance, rule, regulation, order or determination of any governmental authority or any board of fire underwriters (or other body exercising similar functions), or any restrictive covenant or deed restriction (recorded or otherwise) affecting Borrowers pertaining to health, safety or the environment, including, without limitation, all applicable flood disaster laws and health, safety and environmental laws and regulations pertaining to health, safety or the environment, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), the Resource
                                                    ------
Conservation and Recovery Act of 1976, the Superfund Amendments and Reauthorization Act of 1986, the Occupational Safety and Health Act, the Texas Water Code, the Texas Solid Waste Disposal Act, the Texas Workers' Compensation Laws, and any federal, state or municipal laws, ordinances, regulations or law which may now or hereafter require removal of asbestos or other hazardous wastes from any property of Borrowers or impose any liability on Agent or any Lender related to asbestos or other hazardous wastes in any property of Borrowers. The provisions of this Section 6.7 shall survive the repayment of the Notes and
                   -----------
expiration of the Letters of Credit. In the event of the transfer of the Notes or any portion thereof, each Lender or any prior holder of the Notes and any participants shall continue to be benefitted by this indemnity and agreement with respect to the period of such holding of the Notes.

     Section 6.8.  Covenant Compliance.  Each of the Borrowers shall perform and
                   -------------------
comply with all covenants, obligations and agreements contained in this Agreement and in the Loan Documents applicable to such Person.

     Section 6.9.  Quantity and Quality of Documents.  All certificates,
                   ---------------------------------
opinions, reports and documents to be delivered from time to time hereunder shall be in such number of counterparts as Agent may reasonably request and in form reasonably acceptable to Agent, and counterpart signature pages to any such documents may be attached to and shall, together with all counterparts, constitute one and the same document.

     Section 6.10.  Additional Documents.  Each of the Borrowers shall execute
                    --------------------
and deliver or cause to be executed and delivered to Agent upon Agent's request such other and further instruments or documents as in the judgment of Agent may be required to better effectuate the transactions contemplated herein or to conform, create, evidence, perfect, preserve or maintain the Lenders' rights hereunder or under the Loan Documents, including without limitation, each of the Borrowers shall, within sixty (60) days following the Closing Date, execute and deliver an Intercreditor Agreement properly executed by each of Borrowers' existing lenders identified on Schedule 5.15 hereto.
                      -------------


                                  ARTICLE VII

                               NEGATIVE COVENANTS

     Borrowers covenant and agree that without the prior written consent of the Required Lenders, so long as Lenders' commitment to make Advances under the Credit Facility remains in effect, any Letters of Credit remain outstanding or any of the Obligations remain unpaid:

     Section 7.1.  Operating Leverage Ratio.  As of the end of the fiscal
                   ------------------------
quarters of the Borrowing Group ending June 30 and September 30 of each year, Borrowers shall not cause or permit the Operating Leverage Ratio to be less than
3.50 to 1.00.

     Section 7.2.  Minimum Consolidated Tangible Net Worth.  As of the end of
                   ---------------------------------------
any fiscal quarter of the Borrowing Group, Borrowers shall not cause or permit Consolidated Tangible Net Worth to be less than $12,000,000.00.

     Section 7.3.  Coverage Ratio.  As of the end of any fiscal quarter of the
                   --------------
Borrowing Group, Borrowers shall not cause or permit the Debt Coverage Ratio to be less than 1.5 to 1.00.

     Section 7.4.  Limitation on Sale of Properties.  None of the Borrowers
                   --------------------------------
shall sell, assign, convey, exchange, lease or otherwise dispose of any of its Collateral, properties, rights, assets or business, whether now owned or hereafter acquired, except (a) in the ordinary course of its business, and (b) obsolete or worn out property, or equipment sold in contemplation of the acquisition of replacement equipment of at least equal value or utility.

     Section 7.5.  Limitations on Liens.  None of the Borrowers shall create,
                   --------------------
incur, assume or suffer to exist any Lien upon any of its assets other than (a) the Permitted Encumbrances, (b) Liens existing on any asset prior to the acquisition thereof by any of the Borrowers or created on real property or capital assets in contemplation of the acquisition of additional retail stores,
(c) Liens arising out of the refinancing, extension or renewal or refunding of any debt secured by any lien permitted under this Section 7.5, (d) liens related
                                                  -----------
to capitalized lease obligations and (e) Liens in favor of the Agent and the Lenders.

     Section 7.6.  Change in Business, Consolidations, Mergers, Sales of Assets,
                   -------------------------------------------------------------
and Maintenance.  None of the Borrowers shall, without prior approval of the
---------------
Required Lenders, (a) make any material change in the nature of its business,
(b) consolidate or merge with or into any other Person, (c) sell, lease, abandon or otherwise transfer all or any material part of its assets to any Person, in one or a series of related transactions, or (d) terminate, or fail to maintain, its good standing and qualification to transact business in all jurisdictions.

     Section 7.7.  Investments.  None of the Borrowers, shall directly or
                   -----------
indirectly, make any loans, advances, extensions of credit or capital contributions to, make any investment in, or purchase any stock or securities of, or interest in, any Person, except for (a) Permitted Investments, (b) investments in the form of loans, advances or other obligations owed by any of the Borrowers to any other Borrower (c) loans, advances or extensions of credit made in the ordinary course of business and (d) investments in the form of loans or advances made by any of the Borrowers to any employee under employee stock option or retirement plans.

     Section 7.8.  Distributions.  None of the Borrowers shall make or declare
                   -------------
any Distributions until the Obligations have been paid in full except for: (a) payments in respect of redemptions or repurchases of Borrowers' stock, provided that the maximum payments in respect thereof shall not exceed $1,000,000.00 in the aggregate and (b) Distributions by any of the Borrowers to any other Borrower.

     Section 7.9.  Transactions with Affiliates.  Except in connection with any
                   ----------------------------
acquisition permitted hereunder or approved by Lenders, none of the Borrowers shall engage in any transaction with an Affiliate of any Borrower unless such transaction is generally as favorable to such Borrower as could be obtained in an arm's length transaction with an unaffiliated Person in accordance with prevailing industry customs and practices.

     Section 7.10.  Limitation on Contingent Liabilities.  None of the Borrowers
                    ------------------------------------
shall create, incur, assume or suffer to exist any contingent liabilities, except for (a) litigation claims which do not result in a violation of Section
                                                                       -------
8.1(l), and (b) contingent liabilities which are related to, and not in an
------
amount which exceeds, Debt otherwise permitted to exist under the terms of this Agreement. TBM shall notify Agent upon the occurrence of all actual or contingent liabilities exceeding Five Hundred Thousand and No/100 Dollars ($500,000.00).

     Section 7.11.  Employee Plans.
                    --------------

          (a) None of the Borrowers shall permit or suffer to exist any circumstances with respect to any Employee Plan that is likely to have a Material Adverse Effect. Each of the Borrowers shall use its best efforts to maintain and administer, and to cause each member of its Controlled Group (as that term is defined in the Code) to maintain and administer, any Employee Plan in accordance with the applicable requirements of the Code and ERISA.

          (b) With respect to any Pension Plan, none of the Borrowers shall (i) permit any accumulated funding deficiency (within the meaning of Section 412(a) of the Code), whether waived or unwaived, to exist; (ii) permit the present value of accrued benefits (based on the most recent actuarial valuation prepared for each such plan, if any, in accordance with ongoing actuarial assumptions) to exceed the current value of plan assets allocable to such benefits by a material amount; (iii) permit any reportable event (within the meaning of Section 4043 of ERISA) to occur, other than a reportable event with respect to which the 30-day notice requirement has been waived by regulation; (iv) permit a prohibited transaction (within the meaning of Section 4975 of the Code) for which there exists no statutory or regulatory exception to occur which has or could have a Material Adverse Effect; (v) incur any material liability to the PBGC; or (vi) incur any material withdrawal liability (within the meaning of Section 4201(a) of ERISA).

          (c) None of the Borrowers shall incur a material obligation to provide post-employment health care benefits to any of its current or former employees, except as may be required by Section 4980B of the Code or otherwise required by law.

     Section 7.12.  Use Violations.  None of the Borrowers shall use, maintain,
                    --------------
operate or occupy, or allow the use, maintenance, operation or occupancy of, any of its properties in any manner which (a) violates any Legal Requirement unless such violation would not have a Material Adverse Effect, (b) constitutes a public or private nuisance, or (c) makes void, voidable or cancelable any insurance then in force with respect thereto.

     Section 7.13.  Fiscal Year and Accounting Methods.  None of the Borrowers
                    ----------------------------------
will change its Fiscal Year or its method of accounting other than changes as are concurred with by such Person's independent public accountants as being required by GAAP.

     Section 7.14.  Governmental Regulations.  None of the Borrowers will
                    ------------------------
conduct its business in such a way that it will become subject to regulation under the Investment Advisers Act of 1940, as amended. None of the Borrowers will conduct its business in such a way that it will become subject to regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended, or any other laws, rules or regulations which regulate the incurrence of Debt.

     Section 7.15.  Subsidiaries.  Any Subsidiary created or acquired Subsidiary
                    ------------
shall become a party to this Agreement and the other Loan Documents by its execution and delivery of the Supplemental Loan and Security Agreement, together with, in respect of the new Subsidiary, the satisfaction of all the conditions and requirements of Section 4.1, with the exception of Section 4.1(j) and (m),
                    -----------
and the other conditions and requirements set forth in Section 6.1(h).


                                  ARTICLE VIII

                             DEFAULTS AND REMEDIES

     Section 8.1.  Events of Default.  The term "Event of Default" as used in
                   -----------------            -----------------
this Agreement, shall mean any one of the following:

          (a) The failure of Borrowers to pay when due any principal of the Notes;

          (b) The failure of Borrowers to pay when due any interest on the Notes, or any fees, charges or any other amounts payable to Agent or any Lender hereunder or under any of the Notes or other Loan Documents and the continuance of such failure, refusal or neglect for a period of ten (10) days after the date such amount is due;

          (c) The failure, refusal or neglect of Borrowers to observe, perform or comply with any covenant or agreement contained in Article VI and
                                                           ----------
     Article VII (other than Sections 6.4, 6.5, 6.6, 6.7, 7.1, 7.2, 7.3, 7.7 and
     -----------             -----------------------------------------------
     7.15 which are covered by Section 8.1(d) or Section 6.1 which is covered by
     ----                      --------------    -----------
     Section 8.1(e));
     --------------

          (d) The failure, refusal or neglect of Borrowers to properly observe, perform or comply with any covenant, agreement or obligation contained in this Agreement, or any of the other Loan Documents (other than those covered by Sections 8.1(a), (b), (c) and (e)) and the continuance of such
                ---------------------------------
     failure, refusal or neglect for a period of thirty (30) days after written notice thereof has been given to TBM, on behalf of Borrowers, by Agent or a representative of Agent;

          (e) The failure, refusal or neglect of Borrowers to properly observe, perform or comply with the covenants, agreements or obligations contained in Section 6.1 of this Agreement and the continuance of such failure,
        -----------
     refusal or neglect for a period of five (5) days after written notice thereof has been given to TBM, on behalf of Borrowers, by Agent or a representative of Agent;

          (f) Any representation, warranty, certification or statement made by Borrowers (either for themselves or for any other Person) in this Agreement or by Borrowers or any other Person on behalf of Borrowers in any certificate, financial statement or other document delivered pursuant to this Agreement or any other Loan Document shall prove to have been untrue in any material respect when made or deemed to have been made;

          (g) The occurrence of any default under the Security Agreement or any of the other Loan Documents;

          (h) The occurrence of any event or condition which constitutes a default (which default has not been cured in accordance with any applicable period of grace or cure) under or with respect to any Debt of any of the Borrowers (including, without limitations, the Other Lender Obligations of the Borrowers) and the continuance of such default or condition constituting such default for a period of thirty (30) days after written notice thereof has been given to TBM, on behalf of Borrowers, by Agent or a representative of Agent;

          (i) The filing or commencement by any of the Borrowers of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or any of the Borrowers shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

          (j) The filing or commencement of an involuntary case or other proceeding against any of the Borrowers seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of thirty (30) days; or an order for relief shall be entered against Borrowers under the federal bankruptcy laws as now or hereafter in effect;

          (k) The liquidation or dissolution of any of the Borrowers;

          (l) One or more judgments or orders for the payment of money aggregating in excess of $250,000 (net of insurance proceeds) shall be rendered against any of the Borrowers and such judgment or order (A) shall continue unsatisfied and unstayed (unless bonded with a supersedeas bond at least equal to such judgment or order) for a period of thirty (30) days; or

          (m) Mark Walton, President of TBM, or Mike Perrine, Chief Financial Officer of TBM, are terminated, dismissed or otherwise cease to serve in such capacities and person(s) approved by Agent have not been employed by TBM in replacement thereof within sixty (60) days of such termination, dismissal or cessation of service.

     It is understood and agreed by Borrowers that any of the foregoing "Events of Default" shall constitute an Event of Default under each of the Notes, and that such "Events of Default" are cumulative and in addition to any default or events of default contained in any of the other Loan Documents, and that in the event of any discrepancy or inconsistency between any Event of Default hereunder and any default or event of default contained in any other Loan Document, the description of the Event of Default stated herein shall control.

     Section 8.2.  Remedies.  Upon the occurrence of an Event of Default, Agent,
                   --------
at the direction and election of the Required Lenders, acting by or through any of its agents, trustees or other Persons, without notice (unless expressly provided for herein), demand or presentment (including, without limitation, notice of default, notice of intent to accelerate or of acceleration) all of which are hereby waived, and in addition to any other provision of this Agreement or any other Loan Document, to exercise any or all of the following rights, remedies and recourses:

          (a) Declare the unpaid principal balance of each of the Notes, the accrued and unpaid interest thereon and any other accrued but unpaid portion of the Obligations to be immediately due and payable, without notice (other than notice of the occurrence of an Event of Default sent by Agent to TBM simultaneously with such acceleration of the Obligations) (expressly including, but not limited to, notice of default, notice of intent to accelerate or of acceleration), except any notice that is expressly required by the terms of this Agreement, or presentment, protest, demand or action of any nature whatsoever, each of which hereby is expressly waived by Borrowers, whereupon the same shall become immediately due and payable. Notwithstanding the foregoing or anything to the contrary contained herein or in any Loan Document, upon the occurrence of an Event of Default described in Section 8.1(i) or Section 8.1(j) by Borrowers, the
                             --------------    --------------
     entire unpaid principal balance of the Notes, and all accrued, unpaid interest thereon shall automatically be accelerated and immediately be due and payable in full, without notice (expressly including, but not limited to, notice of default, intent to accelerate or of acceleration), presentment, protest, demand or action of any nature whatsoever, each of which hereby is expressly waived by Borrowers; provided, however, that if
                                                    --------
     accelerated automatically pursuant to this sentence, the Notes and all such indebtedness may be reinstated at the option and upon the written approval of the Required Lenders.

          (b) Sell or offer for sale the Collateral, or any part thereof, in such portions and order as Agent may determine in accordance with the provisions of the applicable Loan Documents and applicable Legal Requirements.

          (c) Make application to a court of competent jurisdiction, as a matter of strict right and, except as otherwise provided by applicable law, without notice to any of the Borrowers or without regard to the adequacy of the Collateral for the payment of the Obligations, for the appointment of a receiver of the Collateral, or any part thereof, and to the extent permitted by applicable law, each Borrower does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to sell, dispose and otherwise deal with the Collateral, or any part thereof, upon such terms that may be approved by the court, and shall apply all proceeds from the Collateral in accordance with the provisions of Section 8.9
                                                              -----------
     hereof.

          (d) Exercise any and all other rights, remedies and recourses granted hereunder or under the Loan Documents or otherwise now or hereafter existing in equity, at law, by virtue of statute or otherwise.

     Section 8.3.  Rights of Set-Off.
                   -----------------

          (a) Borrowers hereby expressly grant to Lenders the right of setoff against all deposits and other sums at any time held or credited by or due from any Lender to any Borrower, in accordance with the provisions of this
     Section 8.3.  The rights of each Lender under this Section 8.3 are in
     -----------                                        -----------
     addition to other rights and remedies (including, without limitation, other rights of setoff under law or equity) which such Lender may have under law or by agreement.

          (b) Upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, at its option, without notice or demand and without liability, to set off and apply any and all deposits (general or special, time or demand, provisional or final, excepting, however, any fiduciary or escrow accounts established by Borrowers into which only funds of unrelated third-parties are deposited, and provided that Borrowers have informed such Lender and Agent of the nature of such accounts) at any time held, and other indebtedness at any time owing, by any Lender to or for the credit or the account of Borrowers against any and all of the Obligations now or hereafter existing under this Agreement, the Notes and the other Loan Documents, in such order and manner as such Lender may determine, subject, however, to the agreements contained in
     Section 9.14 hereof, regardless of whether such Lender shall have made any
     ------------
     demand under this Agreement or the Notes and although such obligations may be unmatured.

          (c) Each of the Borrowers agree, to the fullest extent it may effectively do so under applicable law, that each Lender and any holder of a participation in any of the Notes (with the appropriate consent of such Lender) may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of such Borrower in the amount of such participation.

     Section 8.4.  Remedies Cumulative, Concurrent and Non-Exclusive.  Lenders
                   -------------------------------------------------
shall have all rights, remedies and recourses granted in the Loan Documents, and available at law or equity and same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against any of the Borrowers or any others obligated under any of the Notes, or against any one or more of them, at the sole discretion of Lenders, (c) may be exercised as often as the occasion therefor shall arise, it being agreed by Borrowers that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, non-exclusive.

     Section 8.5.  No Conditions Precedent to Exercise Remedies.  Borrowers, and
                   --------------------------------------------
any other Person hereafter obligated for payment or fulfillment of all or any part of the Obligations shall not, except as otherwise provided by applicable law, be relieved of such obligation by reason of (a) the failure of a trustee to comply with any request of any Borrower, or any other person so obligated to enforce any provisions of the Loan Documents, (b) the release, regardless of consideration, of any Person obligated with respect to the Obligations, or of the Collateral or any part thereof, or the additions of any Collateral in the future, and (c) any other act or occurrence, save and except the complete payment of the Obligations. Each of the Borrowers waives any right to require Lenders to proceed against any other Person, exhaust any Collateral or pursue any other remedy in Lenders' power. All dealings between any Borrower and any Lender, whether or not resulting in the creation of the Obligations, shall conclusively be presumed to have been had or consummated upon reliance upon this Agreement. Each Borrower authorizes Lenders, without notice or demand and without any reservation of rights against such Borrower and without affecting liability hereunder or on the Obligations, from time to time, to (i) renew, extend for any period, accelerate, modify, compromise, settle, or release the obligation of any other Person that may be obligated with respect to any or all of the Obligations or Collateral; (ii) take and hold any property as collateral, other than the Collateral, for the payment of any or all of the Obligations, and exchange, enforce, waive and release any or all of the Collateral or other property; and (iii) after the occurrence of an Event of Default, apply the Collateral or other property and direct the order or manner of sale thereof in accordance with the terms of this Agreement and the other Loan Documents.

     Section 8.6.  Release of and Resort to Collateral.  The release or
                   -----------------------------------
substitution of all or any part of the Collateral, regardless of consideration, shall not in any way impair, affect, subordinate, or release the Lenders' Liens or their status as first and prior Liens in and to any remaining Collateral.
For payment and performance of the Obligations, Lenders may resort to any other security therefor held by a trustee in such order and manner as Required Lenders may elect.

     Section 8.7.  Waivers.  To the full extent permitted by law, each of the
                   -------
Borrowers hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to any Borrower by virtue of any present or future law exempting the Collateral from attachment, levy or sale on execution or providing for the appraisement, evaluation, stay of execution, exemption from civil process, redemption or extension of time for payment, (b) except as specifically provided for herein, all notices of any Default or Event of Default or of any trustee's or Lenders' election to exercise or his or their actual exercise of any right, remedy or recourse provided for under the Loan Documents, (c) any right to a marshalling of assets with respect to the Notes or the Letters of Credit or any of the Collateral or any Debt of any Borrower, or a sale in inverse order of alienation and (d) except as specifically provided for herein, any and all right to receive demand, grace, notice, presentment for payment, protest, notice of intention to accelerate the Obligations or notice of acceleration of the Obligations.

     Section 8.8.  Discontinuance of Proceedings.  In case Agent shall have
                   -----------------------------
proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Agent shall have the unqualified right to do so and, in such event, each of the Borrowers and Lenders shall be restored to their former positions with respect to the Obligations, the Loan Documents, and otherwise, and the rights, remedies, recourses and powers of Agent and Lenders shall continue as if same had never been invoked.

     Section 8.9.  Application of Proceeds.  All payments on the Notes or the
                   -----------------------
Letters of Credit received by any Lender during the existence of an Event of Default (unless otherwise elected by Lenders), and the proceeds of any sale or disposition of, and all proceeds generated by, the Collateral during the existence of an Event of Default and upon the exercise of Lenders' rights and remedies hereunder or under any of the Loan Documents, shall be applied by Lenders, the applicable trustee or the receiver, if one is appointed, to the extent that funds are so available therefrom, as determined by the Required Lenders (provided that, as among themselves, Lenders agree that any such proceeds shall be applied as contemplated by Article IX hereof).
                                             ----------

     Section 8.10. Power of Attorney.  Each of the Borrowers hereby irrevocably
                   -----------------
appoints Agent, acting for all the Lenders, as the true and lawful attorney of such Borrower with full power of substitution for, and on behalf of such Borrower, and in its name, upon the request and instruction of such Borrower and in any event after the occurrence of an Event of Default, to take any action to preserve, maintain, protect or enforce the rights and interests of such Borrower with respect to the Collateral, including, without limitation, to (i) enforce, cure any default or otherwise act with respect to any leases, service contracts, management or marketing contracts or any other agreements which are part of, pertain to or affect any of the Collateral, (ii) take all such action and to execute all such documents as Agent deems necessary or desirable to preserve or protect all Accounts included in the Collateral, and (iii) sue for, demand or collect any sums owing to any Borrower under any Accounts or under leases or other agreements included in the Collateral. The power so vested in Agent under this Section 8.10 is one coupled with an interest and shall be irrevocable,
     ------------
except by written instrument executed jointly by each of the Borrowers and Agent and filed for record in the Office of the County Clerk of Travis County, Texas. Notwithstanding the foregoing, Agent shall be under no obligation to exercise any of the foregoing rights or take any action necessary to preserve any right in any asset subject to the Lenders' Liens against any other Person, and Agent, to the extent permitted herein or by applicable law, may exercise any of the foregoing rights without incurring any responsibility or liability to any Borrower or any other Person and without in any way affecting the Obligations or any other obligations of any Borrower to Lenders. Borrowers, jointly and severally, agree to reimburse Agent and Lenders upon demand for any costs and expenses, including, without limitation, reasonable attorneys' fees and collection costs, that Agent or any Lender may incur while acting as the attorney-in-fact of each Borrower as provided hereunder (or pursuant to the attorney-in-fact herein created), all of which costs and expenses shall be included in the Obligations.


                                   ARTICLE IX

                             AGENT AND THE LENDERS

     Section 9.1.  Appointment and Authorization of Agent.
                   --------------------------------------

          (a) Each Lender hereby irrevocably appoints and authorizes Agent as its nominee and agent, in its name and on its behalf: (i) to act as nominee for and on behalf of such Lender in and under all Loan Documents; (ii) to arrange the means whereby the funds of the Lenders are to be made available to Borrowers under the Loan Documents; (iii) to take such action as may be requested by any Lender under the Loan Documents (when such Lender is entitled to make such request under the Loan Documents and after such requesting Lender has obtained the concurrence of such other Lenders as may be required under the Loan Documents); (iv) to receive all documents and items to be furnished to the Lenders under the Loan Documents; (v) to promptly distribute to each Lender the material information, requests, documents and items received from Borrowers under the Loan Documents; (vi) to promptly distribute to each Lender such Lender's Loan Percentage of each payment or prepayment in accordance with the terms of the Loan Documents; and (vii) to deliver to the appropriate Persons requests, demands, approvals and consents received from the Lenders.

          (b) The obligations of Agent hereunder are only those expressly set forth herein. Each Lender and each Borrower agrees that Agent is not a fiduciary for the Lenders or for any of the Borrowers but simply is acting in the capacity described herein to alleviate administrative burdens for both Borrowers and the Lenders and that Agent has no duties or responsibilities to the Lenders or Borrowers except those expressly set forth herein. Without limiting the generality of the foregoing, Agent shall not be required to take any action or exercise any right or remedy with respect to any Default or Event of Default, except if requested by the Required Lenders. Notwithstanding the administrative authority delegated to Agent, Agent shall not cause or permit any modification of the Loan Documents or take other action relating to the Credit Facility specifically requiring the consent or approval of the Required Lenders without such consent or approval. Action taken by Agent including, without limitation, any exercise of remedies or initiation of suit or other legal proceedings made in accordance with the instructions of the Required Lenders or as otherwise permitted by this
     Article IX, shall be binding upon each of the Lenders.
     ----------

          (c) Agent, in its capacity as a Lender, shall have the same Rights under the Loan Documents as any other Lender and may exercise the same as though it were not acting as Agent, and any resignation by Agent hereunder shall not impair or otherwise affect any Rights which it has or may have in its capacity as an individual Lender.

          (d) Agent may now or hereafter be engaged in one or more loan, letter of credit, leasing, or other financing transactions with any of the Borrowers, act as trustee or depositary for any of the Borrowers, or otherwise be engaged in other transactions with any of the Borrowers and/or their Affiliates (collectively, the "other activities") not the subject of the Loan Documents. Without limiting the Rights of the Lenders specifically set forth in the Loan Documents, Agent shall not be responsible to account to the Lenders for such other activities, and no Lender shall have any interest in any other activities, any present or future guaranties by or for the account of any of the Borrowers which are not contemplated or included in the Loan Documents (any present or future offset exercised by Agent in respect of such other activities), any present or future property taken as security for any such other activities, or any property now or hereafter in the possession or control of Agent which may be or become security for the Obligations by reason of the general description of indebtedness secured or of property contained in any other agreements, documents or instruments related to any such other activities; provided that, if any payments in respect of such guaranties, such property or the proceeds thereof or any offset shall be applied to reduction of the Obligations in priority to any indebtedness arising out of any such other activities, and each Lender shall be entitled to share in such application according to its Loan Percentage thereof.

     Section 9.2.  Possession of Instruments by Agent.  Agent shall exercise all
                   ----------------------------------
rights and remedies under the Loan Documents and take all actions with respect thereto in accordance with the request or direction of the Required Lenders, or otherwise as and to the extent provided herein or in the other Loan Documents; provided, however, that Agent may take such actions in its name without the joinder of the Lenders, and each of the Borrowers and all third parties shall be entitled to rely on the actions taken by Agent with respect to the execution by Agent of any and all agreements, financing statements, affidavits, notices or any other type of document or instrument pertaining thereto, including, without limitation, in connection with the exercise of any rights or remedies of the Lenders under the Loan Documents, and the same shall be binding upon all the Lenders as to any third party relying on such actions of Agent.

     Section 9.3.  Expenses.  Each Lender shall pay its Loan Percentage of any
                   --------
reasonable expenses (including, without limitation, court costs, reasonable attorneys' fees and other costs of collection) incurred by Agent in connection with any of the Loan Documents if Agent does not receive reimbursement therefor from other sources within thirty (30) days after incurred; provided that, and subject to the terms and conditions of Section 10.4, each Lender shall be
                                       ------------
entitled to receive its Loan Percentage of any reimbursement for such expenses, or part thereof, which Agent subsequently receives from such other sources.

     Section 9.4.  Delegation of Duties; Reliance; Consultation.  Lenders may
                   --------------------------------------------
perform any of their duties or exercise any of their Rights under the Loan Documents by or through Agent, and Lenders and Agent may perform any of their duties or exercise any of their Rights under the Loan Documents by or through their respective officers, directors, employees, attorneys, agents, or other representatives (collectively, "Representatives"). Agent, Lenders, and their
                                ---------------
respective Representatives shall (a) be entitled to rely upon (and shall be protected in relying upon) any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telecopy, telegram, telex or teletype message, statement, order or other documents or conversation believed by any of them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by Agent or such Lender, (b) be entitled to deem and treat each Lender as the owner and holder of its Loan Percentage for all purposes until, subject to
Section 10.10, written notice of the assignment or transfer thereof shall have
-------------
been given to and received by Agent (and, any request, authorization, consent or approval of any Lender shall be conclusive and binding on each subsequent holder, assignee, or transferee of such Lender's Loan Percentage or participant therein until such notice is given and received), and (c) not be deemed to have notice of the occurrence of a Default or an Event of Default unless notified thereof by another Lender or Borrowers. Agent may consult with legal counsel, independent public accountants, consultants, appraisers and other experts selected by Agent, and shall not be liable for any action taken or omitted to be taken by Agent in good faith in accordance with the advice of such counsel, accountants or experts. Any such counsel, accountants or other experts shall be engaged to represent and render services to all Lenders as a group unless otherwise specified by Agent.

     Section 9.5.  Limitation of Agent's Liability.
                   -------------------------------

          (a) Neither Agent nor any of its Representatives shall be liable for any action taken or omitted to be taken by it or them under the Loan Documents in good faith and believed by it or them to be within the discretion or power conferred upon it or them by the Loan Documents or be responsible for the consequences of any error of judgment or negligence, except for gross negligence or willful misconduct, and neither Agent nor any of its Representatives has a fiduciary relationship with any Lender by virtue of the Loan Documents (provided that nothing herein shall negate the obligation of Agent to account for funds received by it for the account of any Lender).

          (b) Unless indemnified to its satisfaction against loss, cost, liability, and expense, Agent shall not be compelled to do any act under the Loan Documents or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Loan Documents. If Agent requests instructions from the Lenders with respect to any act or action (including, but not limited to, any failure to act) in connection with any Loan Document, Agent shall be entitled (but shall not be required) to refrain (without incurring any liability to any Person by so refraining) from such act or action unless and until it has received such instructions. In no event, however, shall Agent or any of its Representatives be required to take any action which it or they reasonably determine could incur for it or them criminal or civil liability.

          (c) Agent shall not be responsible in any manner to any Lender or any participant of a Lender for, and each Lender represents and warrants that it has not relied upon Agent in respect of, (i) the creditworthiness of Borrowers and the risks involved to such Lender, (ii) the effectiveness, enforceability, genuineness, validity, or the due execution of any Loan Document, (iii) any representation, warranty, document, certificate, report, or statement made therein or furnished thereunder or in connection therewith, or (iv) the observation of or compliance with any of the terms, covenants, or conditions of any Loan Document on the part of any Borrower. Each Lender jointly and severally agrees to indemnify Agent and hold it harmless from and against (but limited to such Lender's Loan Percentage of) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses, and reasonable disbursements of any kind or nature whatsoever (including counsel fees and disbursements) which may be imposed on, asserted against, or incurred by Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by Agent under the Loan Documents (provided that, although Agent shall have the right to be indemnified for its ordinary negligence, Agent shall not have the right to be indemnified hereunder for its own fraud, gross negligence, or willful misconduct).

     Section 9.6.  Default.  Upon the occurrence and continuance of a Default or
                   -------
an Event of Default, Agent shall make a recommendation to Lenders of any actions to be taken and each of the Lenders agrees to promptly confer in order that Lenders can consider such course of action or any other actions to be taken for the enforcement of the Rights of Lenders; provided that Agent shall be entitled (but not obligated) to proceed to take any actions necessary in its reasonable judgment to preserve Rights, pending agreement by Lenders on the course of action to be taken. If the Required Lenders cannot agree on a course of action to be taken within sixty (60) days following Agent's initial recommendation, Agent shall thereafter take such action as Agent deems advisable to enforce the Rights of Lenders. Any action directed or approved by the Required Lenders, including without limitation, any exercise of remedies or initiation of suit or other legal proceedings, shall be binding upon each Lender. In actions with respect to any property of any Borrower, Agent is acting for the account of each Lender to the extent of each Lender's Loan Percentage. Any and all agreements to subordinate (whether made heretofore or hereafter) other indebtedness or obligations of any of the Borrowers to the Obligations shall be construed as being for the benefit of each Lender to the extent of its respective Loan Percentage. If Agent acquires any security for the Obligations or any guaranty of the Obligations, the same shall be held for the benefit of each Lender in proportion to such Lender's respective Loan Percentage.

     Lenders agree, among themselves, that unless otherwise agreed to by Agent and the Required Lenders, all monies collected or received by Agent in respect of the Credit Facility, directly or indirectly, shall be applied to all costs of collection and then to interest or principal as recommended by Agent and approved by the Required Lenders.

     Section 9.7.  Lenders' Decision.  Lenders agree as among themselves that
                   -----------------
any decisions or elections to be made by Lenders (and not Agent) under this Agreement and the other Loan Documents shall be made by the Required Lenders, except in the case, if any, where a specific different number or percentage of Lenders is expressly required under this Agreement or any other Loan Documents (use of the terms "Lenders" in any of the Loan Documents, without an express provision for different voting rights other than as set forth in the definition of Required Lenders, does not imply that unanimous consent is thereby required). Agent may, at its election, request any determination, vote, consent or approval by Lenders in writing or orally (by telephone or in person). In addition, if any request by Agent for Lenders' determination or approval hereunder is made in writing and such writing contains written notice to Lenders requesting a response within five Business Days, or longer, from the date Lenders are deemed to have received notice as herein provided (and setting forth the actual date of the last day of the Lender reply period), then Lenders shall use reasonable efforts to reply within the applicable reply period, provided, that if any such Lender does not reply within the applicable reply period, such Lender shall be deemed not to have approved of or consented to or concurred with such recommendation or determination.

     Section 9.8.  Limitation of Liability of Lenders.  To the extent permitted
                   ----------------------------------
by law, (a) neither Agent nor any Lender or participant of a Lender shall incur any liability to any other Lender or participant of a Lender except for acts or omissions in bad faith, and (b) neither Agent nor any Lender or participant of a Lender shall incur any liability to any of the Borrowers or any other Person for any act or omission of any other Lender or any participant.

     Section 9.9.  Relationship of Lenders.  Nothing herein shall be construed
                   -----------------------
as creating a partnership or  venture among Agent and Lenders or among Lenders.

     Section 9.10.  Debtor-Creditor Relationship.  Each Lender has and shall
                    ----------------------------
maintain a direct creditor-debtor relationship with Borrowers and will have direct recourse, singly or in the aggregate, against Borrowers, subject to the terms and conditions of the Loan Documents. Notwithstanding the foregoing, any right, remedy, action, omission or waiver respecting this Agreement, the Notes, and the other Loan Documents shall only be exercised, made, taken, or permitted by Agent, acting upon the direction of the Required Lenders, as the agent for all Lenders; provided, however, that if the Required Lenders have elected and directed Agent to institute suit against any of the Borrowers for payment of any past due amounts under the Notes or any other Obligations for which Lenders have recourse against any of the Borrowers, or in the event of any bankruptcy proceedings or other legal proceedings relating to this Agreement against any of the Borrowers, each Lender shall be entitled, at its option, to bring or join in such proceedings in its own name.

     Section 9.11.  Credit Decisions.  Each Lender acknowledges that it has,
                    ----------------
independently and without reliance upon Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each of the other Loan Documents to which it is a party or to which Agent is a party for its benefit. Each Lender also acknowledges that it will, independently and with out reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement or with respect to the Credit Facility.

     Section 9.12.  Removal of Agent.  Lenders, acting by written notice to
                    ----------------
Agent from and agreed to by all of the Lenders other than Agent, may remove for cause the then current Agent, as Agent, and appoint one of the other Lenders as the successor Agent. Upon the appointment of a successor Agent, the removed Agent and the successor Agent shall execute such documents as any Lender may reasonably request to reflect such appointment of a successor Agent and shall notify Borrowers of such change in the Agent. The successor Agent shall be vested with all rights, powers and privileges and be bound to all duties, obligations and responsibilities of Agent in and under this Agreement and the other Loan Documents; provided, however, that until such time as Borrowers are notified in writing signed by both the removed and successor Agents as to the appointment of the successor Agent, Borrowers shall be entitled to rely on any decision, approval or other act by the removed Agent as binding on Lenders, and may pay to Agent any amounts due or owing by Borrowers under the Loan Documents.

     Section 9.13.  Resignation by Agent.  An Agent's status as Agent under this
                    --------------------
Agreement shall automatically terminate fifteen (15) days after the closing or liquidation of such Agent or fifteen (15) days after such Agent is adjudicated insolvent. Additionally, Agent may resign its position as Agent at any time by giving at least thirty (30) days written notice thereof to Borrowers and the other Lenders. Upon any such occurrence causing a termination of Agent or the delivery of such notice of resignation from Agent, the Required Lenders and Borrowers shall select a successor Agent. If the Required Lenders and Borrowers cannot agree upon the choice of the successor Agent within ten (10) days after the occurrence causing a termination in the case of a termination of Agent, or ten (10) days prior to the effective resignation date set forth in Agent's resignation notice in the case of a resignation by Agent, then the Designated Successor Agent shall become the successor Agent. Borrowers shall be entitled to participate in the selection of the replacement Agent only prior to the occurrence of a Default. Upon any such termination or resignation, (a) the successor Agent shall automatically be vested with all rights, powers and privileges and be bound to all duties, obligations and responsibilities of Agent in and under this Agreement and the other Loan Documents and shall thereafter be deemed the "Agent" for all purposes under the Loan Documents and (b) such terminating or resigning Agent shall act only in a custodial capacity for the holding by it of any funds theretofore received from Borrowers and any such funds shall be held in trust for the benefit of the Lenders or Borrowers, as the case may be. Additionally, upon the successor Agent becoming Agent as provided in this Section 9.13, the terminating or resigning Agent and the new Agent shall
        ------------
execute such documents as any Lender may reasonably request to reflect such succession. All costs incurred in connection with the execution of such documents shall be paid by Lenders in proportion to each Lender's Loan Percentage.

     Section 9.14.  Sharing of Payments and Setoffs.  Each Lender agrees that if
                    -------------------------------
it should receive any amount (whether by voluntary payment, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Loan Documents or otherwise) which is applicable to the payment of the principal of or interest on the Credit Facility, of a sum which with respect to the related sum or sums received by the other Lenders exceeds such Lender's Loan Percentage, then such Lender receiving such excess payment shall purchase without recourse or warranty from the other Lenders an interest in the indebtedness of Borrowers to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. This

Section 9.14 shall not impair the right of any Lender to exercise any right of
------------
setoff or counterclaim it may have with respect to any funds in an account pledged to such Lender to secure only indebtedness other than the Obligations, and to apply the amount received or subject to such exercise to the payment of such other indebtedness, it being expressly agreed by all the Lenders, however, that until the Obligations are paid and satisfied in full, any and all amounts received by any Lender from offset of any account of any Borrower shall be applied to the Obligations, and not to any other indebtedness of such Borrower to such Lender, except in the case of a certificate of deposit or other designated account (but in no event any operating account of such Borrower) that is specifically pledged or assigned to a Lender as security for indebtedness other than the Obligations.

     Section 9.15.  Non-advancing Lenders.   In the event that any Lender shall
                    ---------------------
fail or refuse to advance its Loan Percentage of any payment or reimbursement by the Lenders as required hereunder, or of any amount to be funded pursuant to

Section 9.3, when it is obligated to do so, Agent shall notify the other Lenders
-----------
of such failure, and such remaining Lenders, or any of them, may elect, at their sole option and discretion (without any obligation whatsoever to do so), to advance such non-advancing Lender's portion, pro rata in accordance with the proportion that the Loan Percentage of each Lender electing to make such advance bears to the Loan Percentages of all Lenders electing to make such advance.
Upon making any such advance, and notwithstanding anything to the contrary expressed or implied herein or in the Notes or any Loan Document, all subsequent payments made on the Credit Facility or from the exercise of right of setoff or other remedies under this Agreement or the other Loan Documents, shall be applied, in the manner described below, only to Lenders other than the non-advancing Lender (and the non-advancing Lender shall not be entitled to receive the same), until the amounts advanced by such advancing Lenders on behalf of the non-advancing Lender (together with the interest earned thereon pursuant to this Agreement and the Notes), have been repaid in full. As among Lenders other than the non-advancing Lender, Lenders that advanced funds on behalf of the non-advancing Lender shall receive the portion the non-advancing Lender would have been entitled to receive had it advanced (together with the interest earned thereon pursuant to this Agreement and the Notes), to be applied pro rata in accordance with the amounts advanced by each such advancing Lender, until the amounts advanced by such Lenders on behalf of the non-advancing Lender (together with the interest earned thereon pursuant to this Agreement and the Notes), have been repaid in full; any Lender that advanced only on its own behalf based on its Loan Percentage shall be repaid based on such Loan Percentage. In addition, any Lenders that advance funds on behalf of a non-advancing Lender pursuant to this Section 9.15 shall have a claim against such non-advancing Lender for the
     ------------
amounts so advanced and shall be entitled to all rights and remedies at law or in equity to recover any unpaid amounts. A non-advancing Lender shall not be entitled to vote on any matters hereunder or related to the Credit Facility (and its interest shall be excluded for purposes of determining the requisite percentage or number of Lenders for a vote) so long as such Lender remains a non-advancing Lender.

     Section 9.16.  Benefit of Lenders.  All terms, conditions and agreements
                    ------------------
set forth in this Article IX, other than those provisions expressly made for the
                  ----------
benefit of Borrowers, are for the sole and exclusive benefit of Lenders, and neither Borrowers nor any other Person shall be entitled to rely on or seek the benefit of such provisions; provided, however, that Borrowers shall be entitled to rely on any decision, approval or other act by Agent as binding Lenders.

                                   ARTICLE X

                                 MISCELLANEOUS

     Section 10.1.  Continuing Agreement.  This is a continuing Agreement and
                    --------------------
all the rights, powers and remedies of Lenders hereunder and all agreements and obligations of Borrowers and Lenders hereunder, shall continue to exist until all Advances have been paid in full, the commitment of Lenders to make Advances hereunder has been terminated, all Letters of Credit have been terminated and all other Obligations have been paid in full.

     Section 10.2.  Notices.  All notices, requests and other communications to
                    -------
any party hereunder shall be in writing (including bank wire, telecopy or similar writing), except for any telephone notices as specifically provided for herein, may be personally served or sent by telecopier, mail or the express mail service of the United States Postal Service, Federal Express or other equivalent overnight or expedited delivery service, and (a) if given by personal service or telecopier (confirmed by telephone), it shall be deemed to have been given upon receipt; (b) if sent by telecopier without telephone confirmation, it shall be deemed to have been given twenty-four (24) hours after being given; (c) if sent by mail, it shall be deemed to have been given upon the earlier of (i) actual receipt, or (ii) three (3) Business Days after deposit in a depository of the United States Postal Service, first class mail, postage prepaid; (d) if sent by Federal Express, the express mail service of the United States Postal Service or other equivalent overnight or expedited delivery service, it shall be deemed given upon the earlier of (i) actual receipt or (ii) twenty-four (24) hours after delivery to such overnight or expedited delivery service, delivery charges prepaid, and properly addressed to the applicable Borrower or Lender; provided that notices to Agent under Articles II, III and IV shall not be effective until
                            -----------------------
received. For purposes hereof, the address of the parties to this Agreement shall be as set forth in Schedule I attached hereto. Any party may, by proper
                         ----------
written notice hereunder to the other parties, change the address to which notices shall thereafter be sent to it. Notwithstanding anything to the contrary implied or expressed herein, the notice requirements herein (including the method, timing or deemed giving of any notice) are not intended to and shall not be deemed to increase the number of days or to modify the method of notice or to otherwise supplement or affect the requirements for any notice required or sent pursuant to any Legal Requirement (including, without limitation, any applicable statutory or law requirement), or otherwise given hereunder, that is not required under this Agreement or the other Loan Documents. The provisions of this Section 10.2 shall control over any conflicting contractual notice
        ------------
provisions contained in the Loan Documents.

     Section 10.3.  No Waivers.  No failure or delay by Agent or any Lender in
                    ----------
exercising any right, power or privilege hereunder or under the Notes or any other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law or in any of the other Loan Documents.

     Section 10.4.  Expenses; Documentary Taxes; Indemnification.  Each
                    --------------------------------------------
Borrower, jointly and severally, agrees to pay (a) all expenses of Agent and the reasonable fees and disbursements of legal counsel for Agent in connection with the negotiation, documentation and closing of the Credit Facility, and in connection with any waiver or consent hereunder or under the Loan Documents or any amendment, supplement or replacement of any of the Loan Documents; and (b) if a Default or an Event of Default occurs, all out-of-pocket expenses incurred by Agent or Lenders, including fees and disbursements of legal counsel in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom (including, without limitation, any bankruptcy or other insolvency proceedings), fees of auditors and consultants incurred in connection therewith and investigation expenses incurred by Lenders in connection therewith. Each Borrower shall indemnify Agent and each Lender against any Taxes (other than Taxes on the income of any Lender) imposed by reason of the execution and delivery of this Agreement or the Notes. Each Borrower further shall, jointly and severally, indemnify Agent and each Lender and hold Agent and each Lender harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind (including, without limitation, the reasonable fees and disbursements of counsel for Agent and Lenders in connection with any investigative, administrative or judicial proceeding, whether or not Agent or Lenders shall be designated a party thereto) which may be incurred by Agent or any Lender relating to or arising out of this Agreement or any actual or proposed use of proceeds of the Notes; PROVIDED THAT
                                                                  -------- ----
NEITHER AGENT NOR ANY LENDER SHALL HAVE THE RIGHT TO BE INDEMNIFIED HEREUNDER FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, IT BEING THE INTENTION HEREBY THAT AGENT AND EACH LENDER SHALL BE INDEMNIFIED FOR THE CONSEQUENCES OF ITS NEGLIGENCE.

     Section 10.5.  Amendments and Waivers; Consent to Deviation.  Any provision
                    --------------------------------------------
of this Agreement, the Notes or the other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by Borrowers and Required Lenders.

     Section 10.6.  Survival.  All representations, warranties and covenants
                    --------
made by each Borrower herein or in any certificate or other instrument delivered by it or on its behalf under the Loan Documents shall be considered to have been relied upon by Lenders and shall survive the delivery to Agent or Lenders of such Loan Documents or the extension of any of the Notes (or any part thereof), regardless of any investigation made by or on behalf of Agent or any Lender.

     Section 10.7.  Prior Understandings; No Defenses; Release; No Oral
                    ---------------------------------------------------
Agreements.  This Agreement supersedes all other prior understandings and
----------
agreements, whether written or not, between the parties hereto relating specifically to the transactions provided for herein. Each Borrower confirms that there are no existing defenses, claims, counterclaims or rights of offset against any Lender in connection with the negotiation, preparation, execution, performance or any other matters related to this Agreement or any of the other Loan Documents executed as of the date hereof and any of the transactions contemplated thereby, and each Borrower hereby expressly releases and discharges each Lender, and its officers and representatives, from any and all such claims, known or unknown. Each Borrower further confirms that none of the Lenders has made any agreements with, or commitments or representations to, any Borrower (either in writing or orally) other than as expressly stated herein or in the other Loan Documents executed as of the date hereof.

     THIS WRITTEN CREDIT AGREEMENT, TOGETHER WITH THE OTHER WRITTEN LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

To the fullest extent applicable, each Borrower and Lender acknowledges and agrees that this Agreement and each of the Loan Documents shall be subject to
Section 26.02 of the Texas Business and Commerce Code.

     Section 10.8.  Limitation on Interest.  It is expressly stipulated and
                    ----------------------
agreed to be the intent of Borrowers, Agent and Lenders at all times to comply with the applicable law governing the maximum rate or amount of interest payable on or in connection with the Obligations. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Notes or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to any of the or if acceleration of the maturity of the Obligations, any prepayment by Borrowers, or any other circumstance whatsoever, results in Agent or any Lender having been paid any interest in excess of that permitted by applicable law, then it is the express intent of Borrowers, Agent and Lenders that all excess amounts theretofore collected by Agent and/or Lenders be credited on the principal balance of the Obligations (or, if the Obligations have been or would thereby be paid in full, refunded to Borrowers), and the provisions of the Notes and the other applicable Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate the maturity of the Notes does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and neither Agent nor Lenders intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Agent and Lenders for the use, forbearance or detention of the indebtedness evidenced by the Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Lawful Rate or maximum amount of interest permitted under applicable law. The term

"applicable law" as used herein shall mean the laws of the State of Texas, or
---------------
any other applicable United States federal law to the extent that it permits Lenders to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law. The provisions of this Section 10.8 shall
                                                       ------------
control all agreements between Borrowers, Agent and Lenders.

     Section 10.9.  Invalid Provisions.  If any provision of the Loan Documents
                    ------------------
is held to be illegal, invalid, or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, the Loan Documents shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of the Loan Documents a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

     Section 10.10. Successors and Assigns.
                    ----------------------

          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that (i) no Borrower shall directly or indirectly, assign
              -------- ----
     or transfer, or attempt to assign or transfer, any of its rights, duties or obligations under this Agreement without the express prior written consent of the Required Lenders, (ii) the Lenders may not assign or transfer any of their rights or interests in this Agreement, the Notes or the other Loan Documents, other than to an Affiliate of such Lender, except in accordance with this Section 10.10, and (iii) Agent may not assign or transfer more
               -------------
     than forty-nine percent (49%) of its rights or interests in this Agreement, the Notes or the Loan Documents, without the express prior written consent of Borrowers, which consent will not be unreasonably withheld and will only be required prior to the occurrence of a Default; provided, that Agent may sell, assign or transfer participations in this Agreement, the Notes or the other Loan Documents in excess of forty-nine percent (49%) of its rights or interests.

          (b) Each Lender shall have the right, at any time and from time to time, to assign all or a part of its rights, interests and obligations under this Agreement and to sell or transfer to any Person a participation interest in such Lender's portion of the Credit Facility, subject to and in accordance with the following provisions:

               (i) In the case of a participation, such Lender shall remain the "Lender" for all purposes under the Loan Documents (including without limitation any votes, elections or other decisions of the Lenders hereunder) and shall remain fully liable for its obligations hereunder, and Agent shall continue to deal directly and solely with such Lender under the Loan Documents and shall have no duty or obligation to deal with any participant in any manner (including without limitation, delivery of information or distribution of any funds to any participant).

               (ii) Borrowers and Agent shall have given their prior written consent for such assignment or participation; provided that Borrowers' consent shall not be unreasonably withheld or delayed, and shall not be required during the continuance of a Default.

               (iii) Any such assignment or participation must be to an Eligible Assignee and in an amount equal to or in excess of Three Million and No/100 Dollars ($3,000,000.00).

          (c) In addition to the conditions and requirements set forth in

     Section 10.10(b), any assignment by any Lender shall be subject to the
     ----------------
     following conditions:

               (i) Each assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement.

               (ii) The parties to any assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), with a copy there of to Borrowers, an Assignment and Acceptance, substantially in the form of Exhibit D hereto (an "Assignment and
                                       ---------             --------------
          Acceptance"), together with any of the Notes subject to such
          ----------
          assignment.

          Upon execution of an Assignment and Acceptance, delivery by the transferor Lender of an executed copy thereof to Borrowers and Agent (together with notice that payment of the purchase price, as hereinafter provided, shall have been made), and payment by such purchaser to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such purchaser, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance (which effective date shall be at least five Business Days after the execution thereof), (A) the assignee thereunder shall be a party to this Agreement as a "Lender" hereunder and, to the extent provided in such Assignment and Acceptance, shall have the rights and obligations of a Lender hereunder, and (B) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in Section 10.10(e), be released from its
                                     ----------------
     obligations under this Agreement, except for any obligations which by their nature should survive any such assignment.

          (d) By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the claim, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto; (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by any Borrower or any other Person primarily or secondarily liable in respect of any of the Obligations or any of their Loan Documents or any other instrument or document furnished pursuant hereto or thereto;
     (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered to Lenders by each Borrower and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee represents and warrants that it is an Eligible Assignee;(vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender; and (viii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

          (e) Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the
                                                          --------
     recordation of the names and addresses of the Lenders and the Loan Percentages of, and principal amount of the Credit Facility owing to the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrowers and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Agent a registration fee in the sum of $3,500.00.

          (f) Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (i) record the information contained therein in the Register, and (ii) give prompt notice thereof to Borrowers and the Lenders (other than the assigning Lender), and Schedule I shall
                                                    ----------
     automatically be deemed revised to reflect the name, address, Loan Amount and Loan Percentage of the new Lender and the deletion of or changed information for the assigning Lender, and Agent shall deliver to Borrowers and the Lenders, upon request by Borrowers or any Lender, an amended
     Schedule I reflecting such changes.  Within five (5) Business Days after
     ----------
     receipt of such notice, Borrowers, at the Lenders' expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note payable to the order of such Eligible Assignee in an amount equal to the amount assigned to such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note payable to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. The surrendered Notes shall be cancelled and returned to any Borrower.

          (g) Any Lender may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Note) to any of the twelve Federal Reserve Banks organized under (S)4 of the Federal Reserve Act, 12 U.S.C.

     (S)1341. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

          (h) Notwithstanding anything to the contrary contained herein, a Lender may not sell or participate any of its interests for a purchase price which, directly or indirectly, reflects a discount from face value (i.e., the aggregate outstanding principal portion of the Credit Facility to be sold or participated plus accrued and unpaid interest thereon), without first offering such sale or participation at such discounted price to the other Lenders on a pro rata basis, in which event such other Lenders shall have thirty (30) days in which to elect whether to purchase the interest to be sold.

     Section 10.11. Senior Debt; Borrower Subordination.  The indebtedness of
                    -----------------------------------
Borrowers hereunder and under the Notes and all of the Obligations is intended to be and shall be senior to any subordinated indebtedness of Borrowers secured by a Lien on any portion of the Collateral (the foregoing shall not in any way imply Lenders' consent to any such subordinate debt which is not otherwise permitted by this Agreement). The Notes and any other amounts advanced to or on behalf of Borrowers or any other Person pursuant to the terms of this Agreement or any other Loan Document, shall never be in a position subordinate to any Debt of Borrowers owing to any other Person, except with the knowledge and written consent of Lenders.

     Section 10.12. Revolving Loan.  Borrowers warrant and represent to Lenders,
                    --------------
and to all other holders of any debt evidenced by the Notes that the Advances are and shall be for business, commercial, investment, or other similar purpose and not primarily for personal, family, household, or agricultural use. Borrowers and Lenders hereby agree that, except for Section 15.10(b) thereof, the provisions of Art. 5069-15.01 et seq. of the Revised Civil Statues of Texas, 1925, as amended (regulating certain revolving credit loans and revolving triparty accounts) shall not govern or in any manner apply to the Notes, the Letters of Credit or the other Loan Documents.

     Section 10.13. Construction.  The parties hereto acknowledge and agree that
                    ------------
neither this Agreement nor any other Loan Document shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiations and preparation of this Agreement and the other Loan Documents.

     Section 10.14. APPLICABLE LAW.  THIS AGREEMENT, THE NOTES AND ALL THE LOAN
                    --------------
DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION GOVERN THE CREATION, PERFECTION OR ENFORCEMENT OF INTERESTS, OR THE REMEDIES, RELATED TO ANY PART OF BORROWER'S ASSETS OR TO THE EXTENT THAT UNITED STATES FEDERAL LAW APPLIES PURSUANT TO SECTION 10.8 OR OTHERWISE.
                                ------------

     Section 10.15. ARBITRATION.  ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE
                    -----------
PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING

OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED NOTES OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.) AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THE AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF BORROWER'S DOMICILE AT THE TIME OF THE AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL 60 DAYS.

     (B)  RESERVATION OF RIGHTS.  NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO
(1) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY THE LENDERS OF THE PROTECTION AFFORDED TO IT BY 12. U.S.C. (S)91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDERS HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDERS MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     Section 10.16. JURY TRIAL WAIVER.  BORROWERS AND LENDERS EACH HEREBY WAIVE
                    -----------------
ANY RIGHT TO A JURY TRIAL WITH RESPECT TO ANY MATTER ARISING OR RELATING TO THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     Section 10.17. Counterparts.  This Agreement and all amendments hereto, and
                    ------------
all the other Loan Documents may be executed in any number of original counterparts, each of which when so executed and delivered shall be an original, and all of which, collectively, shall constitute one and the same agreement, it being understood and agreed that the signature pages may be detached from one or more counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

     Section 10.18. Inconsistent Provisions.  In the event of any conflict or
                    -----------------------
inconsistency between the terms of this Agreement and the terms of the other Loan Documents, the terms of this Agreement shall control.

     Section 10.19. Confidentiality.  The Agent and the Lenders will maintain
                    ---------------
the confidentiality of any non-public information relating to any of the Borrowers which have been identified in writing as confidential on the information itself or otherwise (the "Confidential Information") and, except as
                                      ------------------------
provided below, will exercise the same degree of care that each of the Agent and the Lenders exercise with respect to its own proprietary information to prevent the unauthorized disclosure of the Confidential Information to third parties. Confidential Information shall not include information that either: (a) is in the public domain including, without limitation, information contained in any annual report, or any Form 10-K, Form 10-Q or Form 8-K reports which have been delivered to the SEC or any other annual or quarterly reports to stockholders subject to the reporting requirements of the Exchange Act, as amended, proxy material delivered to stockholders or any report delivered to the SEC, or in the knowledge or possession of the Agent or the Lenders when disclosed to the Agent or the Lenders, or becomes part of the public domain after disclosure to the Agent or the Lenders through no fault of the Agent or such Lenders; or (b) is disclosed to the Agent or the Lenders by a third party, provided that the Agent or the Lenders do not have actual knowledge that such third party is prohibited from disclosing such information. The terms of this section shall not apply to disclosure of Confidential Information by the Agent or the Lenders that is in their good faith opinion, compelled by laws, regulations, rules, orders or legal process or proceedings or as disclosed to: (i) any party, including a prospective participant or assignee, who has signed a confidentiality agreement containing terms substantially similar to those contained herein; (ii) legal counsel, examiners, auditors and directors of the Agent or the Lenders and examiners, auditors and investigators having regulatory authority over the Agent or the Lenders; or (iii) any party in connection with the exercise of remedies by the Agent or the Lenders after the occurrence of an Event of Default.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers effective as of the date first written above.

                         BORROWERS:
                         ---------

                         TRAVIS BOATS & MOTORS, INC., a Texas corporation, TRAVIS SNOWDEN MARINE, INC., A Texas corporation, TRAVIS BOATING CENTER ARLINGTON, INC., a Texas corporation, FALCON MARINE, INC., a Texas corporation, FALCON MARINE ABILENE, INC., a Texas corporation, TRAVIS BOATING CENTER BEAUMONT, INC., a Texas corporation, TRAVIS BOATING CENTER TENNESSEE, INC., a Texas corporation, TRAVIS BOATING CENTER ALABAMA, INC., a Texas corporation, TRAVIS BOATING CENTER GEORGIA, INC., a Texas corporation and TRAVIS BOATING CENTER FLORIDA, INC., a Texas corporation

                         By: /s/ Mark T. Walton
                            -----------------------------------------
                         Name:  Mark T. Walton
                         Title:     President

                         TRAVIS BOATS & MOTORS BATON ROUGE, INC., a Louisiana corporation and TRAVIS BOATING CENTER LOUISIANA, INC., a Louisiana corporation

                         By: /s/ Mark T. Walton
                            ------------------------------------------
                         Name:  Mark T. Walton
                         Title:     President

                         TBC ARKANSAS, INC., an Arkansas corporation, RED RIVER MARINE ARKANSAS, INC., a Arkansas corporation and TRAVIS BOATING CENTER LITTLE ROCK, INC., a Arkansas corporation

                         By: /s/ Mark T. Walton
                            ------------------------------------------
                         Name:  Mark T. Walton
                         Title:     President

                         TBC MANAGEMENT, INC., a Delaware corporation

                         By: /s/ Mark T. Walton
                            -------------------------------------------
                         Name:  Mark T. Walton
                         Title:     President

                         TBC MANAGEMENT, LTD., a Texas limited partnership

                              By: TRAVIS BOATS & MOTORS, INC., a Texas
                                  corporation, as General Partner


                              By: /s/ Mark T. Walton
                                 --------------------------------------
                              Name: Mark T. Walton
                              Title:     President


                         AGENT:
                         -----

                         NATIONSBANK OF TEXAS, N.A.,
                         a national banking association,
                         as Agent for Lenders


                         By: /s/ R. Mark Bearfield
                            -------------------------------------------
                         Name:  R. Mark Bearfield
                         Title:     Vice President

                         LENDERS:
                         -------


                         NATIONSBANK OF TEXAS, N.A.,
                         a national banking association


                         By: /s/ R. Mark Bearfield
                            -------------------------------------------
                         Name:  R. Mark Bearfield
                         Title:     Vice President


                         HIBERNIA NATIONAL BANK,
                         a national banking association


                         By: /s/ Wade Carwile
                            -------------------------------------------
                         Name:  Wade Carwile
                         Title:     Assistant Vice President

                                   EXHIBIT A
                                   ---------

                                 REVOLVING NOTE


$____________                  San Antonio, Texas              December __, 1996


     FOR VALUE RECEIVED, TRAVIS BOATS & MOTORS, INC., a Texas corporation, TRAVIS SNOWDEN MARINE, INC., a Texas corporation, TRAVIS BOATING CENTER ARLINGTON, INC., a Texas corporation, FALCON MARINE, INC., a Texas corporation, FALCON MARINE ABILENE, INC., a Texas corporation, TRAVIS BOATING CENTER BEAUMONT, INC., a Texas corporation, TRAVIS BOATS & MOTORS BATON ROUGE, INC., a Louisiana corporation, TBC ARKANSAS, INC., an Arkansas corporation, TBC MANAGEMENT, Ltd., a Texas limited partnership, TBC MANAGEMENT, INC., a Delaware corporation, TRAVIS BOATING CENTER LOUISIANA, INC., a Louisiana corporation, TRAVIS BOATING CENTER TENNESSEE, INC., a Texas corporation, TRAVIS BOATING CENTER ALABAMA, INC., a Texas corporation, RED RIVER MARINE ARKANSAS, INC., an Arkansas corporation, TRAVIS BOATING CENTER LITTLE ROCK, INC., an Arkansas corporation, TRAVIS BOATING CENTER GEORGIA, INC., a Texas corporation and TRAVIS BOATING CENTER FLORIDA, INC., a Texas corporation (collectively "Borrowers"),
                                                                 ---------
hereby, jointly and severally, promise to pay to the order of ____________________________, a national banking association ("Lender"), at the
                                                               ------
offices of NationsBank of Texas, N.A., a national banking association (the "Agent") at 300 Convent Street, San Antonio, Texas 78205, the principal sum of
------
___________________ Million and No/100 Dollars ($_______________) (or the unpaid balance of all principal advanced against this Note, if that amount is less), on or before the Termination Date for this Note (as established by the Agreement), in lawful money of the United States of America, together with interest on the unpaid principal balance of this Note from day to day outstanding, in accordance with the terms and provisions of the Agreement; provided, however, that in no event shall interest accrue hereunder at a rate in excess of the Maximum Lawful Rate. Subject to the provisions hereof limiting interest to the Maximum Lawful Rate, interest on Advances shall be computed based on the number of days elapsed and 360-days per year or in the case of interest accruing at the Maximum Lawful Rate, 365/366 days per year. Advances of the principal indebtedness evidenced by this Note shall be made pursuant to the Credit Agreement (as herein defined), which amounts may be borrowed, repaid and reborrowed as provided in and subject to the terms of the Credit Agreement. Each Advance made by Lender to Borrowers pursuant to the Credit Agreement may be recorded by lender and, with respect to any transfer hereof, endorsed on the grid attached hereto which is part of this Note. Any failure by Lender to endorse the grid attached hereto shall not impair the obligation of Borrowers to pay any amount due and owing hereunder.

     All capitalized terms used herein, but not specifically defined, shall have the same meanings set forth in the Agreement.

     Principal and all accrued interest hereunder shall be due and payable upon the terms and on the dates provided for in the Credit Agreement.

     After maturity of this Note or the occurrence of an Event of Default, the outstanding principal balance of this Note shall, at the option of the Required Lenders, bear interest at the Default Rate, as provided in the Agreement.

     If at any time the Applicable Rate shall be limited to the Maximum Lawful Rate, any subsequent reductions in the Applicable Rate shall not reduce the rate of interest on this Note below the Maximum Lawful Rate until the total amount of interest accrued equals the amount of interest which would have accrued if the Applicable Rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at the final payment of the Credit Facility, the total amount of interest paid or accrued on the Credit Facility is less than the amount of interest which would have accrued if the Applicable Rate had at all times been in effect with respect thereto, then at such time, to the extent permitted by law, Borrowers shall pay to Agent, for the ratable benefit of the Lenders, an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if the Applicable Rate had at all times been in effect and the amount of interest which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (b) the amount of interest actually paid on the Credit Facility.

     This Note has been executed and delivered pursuant to the terms of that certain Revolving Credit Agreement (as the same may be modified, amended, supplemented, extended or restated from time to time, the "Credit Agreement")
                                                           ----------------
dated as of December ___, 1996, executed by and among Borrowers, Agent and the Lenders (which includes the payee of this Note) and is one of the notes defined therein as a "Note", the terms and provisions of the Credit Agreement related to
              ----
this Note being incorporated herein by reference for all purposes. The terms of the Credit Agreement shall govern in the case of any inconsistency between such terms and the terms hereof.

     This Note is secured by the Security Agreement and all the other Loan Documents, and all liens and security interests created or evidenced thereby. Any holder shall be entitled to all benefits and remedies and security set forth in the Credit Agreement and all the other Loan Documents.

     The occurrence of a Default or an Event of Default, under and as defined in the Credit Agreement, shall constitute, respectively, a Default or an Event of Default under this Note, and the unpaid principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Credit Agreement.

     Each Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice (except only for any notice that is specifically required by the terms of the Credit Agreement or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies against any Borrower or others liable or to become liable hereon or to enforce its rights against them or any security herefor; (iv) consent to any extension or postponement of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (v) submit (and waive all rights to object) to personal jurisdiction in the State of Texas, and venue in Bexar County, Texas, for the enforcement of any and all obligations under the Loan Documents.

     If any holder of this Note retains an attorney in connection with any default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if any Borrower sues any holder of this Note in connection with this Note or any other Loan Document and does not prevail, then Borrowers agree to pay to each such holder, in addition to principal and interest, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including reasonable attorneys' fees as and to the extent provided in the Credit Agreement.

     Notwithstanding anything herein or in any other Loan Documents, expressed or implied, to the contrary, in no event shall any interest rate charged hereunder or under any of the other Loan Documents, or any interest contracted for, collected or received by Lender or any holder hereof, exceed the Maximum Lawful Rate. It is expressly stipulated and agreed to be the intent of Borrowers and Lender at all times to comply with the applicable law governing the maximum rate or amount of interest payable on or in connection with this Note. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to this Note, or if acceleration of the maturity of this Note, any prepayment by Borrowers, or any other circumstance whatsoever, results in Lender having been paid any interest in excess of that permitted by applicable law, then it is the express intent of Borrowers and Lender that all excess amounts theretofore collected by Lender be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Borrowers), and the provisions of this Note and the other applicable Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate the maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness evidenced hereby or by any other Loan Document shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Lawful Rate. The term "applicable law"
                                                                 --------------
as used herein shall mean the laws of the State of Texas, or any applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law. The provisions of this paragraph shall control all agreements between Borrowers and Lender.

     Borrowers acknowledge and agree that the holder of this Note may, at any time and from time to time, assign all or a portion of its interest in the Credit Facility or transfer to an Eligible Assignee a participation interest in the Credit Facility, subject to and in accordance with the terms and conditions of the Credit Agreement, including Section 10.10 thereof.
                                   -------------

     ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS NOTE OR ANY RELATED NOTES OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.) AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THE NOTE MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF BORROWER'S DOMICILE AT THE TIME OF THE NOTE'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL 60 DAYS.

     (B) RESERVATION OF RIGHTS. NOTHING IN THIS NOTE SHALL BE DEEMED TO (1) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12. U.S.C. (S)91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE. NEITHER THE EXERCISE OR SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY TEXAS LAW, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION GOVERN THE CREATION, PERFECTION OR ENFORCEMENT OF INTERESTS, OR THE REMEDIES RELATED TO ANY PART OF THE COLLATERAL, OR TO THE EXTENT THAT UNITED STATES FEDERAL LAW APPLIES PURSUANT TO SECTION 10.8 OF THE Credit Agreement OR OTHERWISE.
                    ------------

     IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

                         BORROWERS:
                         ---------

                         TRAVIS BOATS & MOTORS, INC., a Texas corporation, TRAVIS SNOWDEN MARINE, INC., A Texas corporation, TRAVIS BOATING CENTER ARLINGTON, INC., a Texas corporation, FALCON MARINE, INC., a Texas corporation, FALCON MARINE ABILENE, INC., a Texas corporation, TRAVIS BOATING CENTER BEAUMONT, INC., a Texas corporation, TRAVIS BOATING CENTER TENNESSEE, INC., a Texas corporation, TRAVIS BOATING CENTER ALABAMA, INC., a Texas corporation, TRAVIS BOATING CENTER GEORGIA, INC., a Texas corporation and TRAVIS BOATING CENTER FLORIDA, INC., a Texas corporation

                         By:        ________________________________
                         Name:      ________________________________
                         Title:     ________________________________

                         TRAVIS BOATS & MOTORS BATON ROUGE, INC., a Louisiana corporation and TRAVIS BOATING CENTER LOUISIANA, INC., a Louisiana corporation

                         By:        ________________________________
                         Name:      ________________________________
                         Title:     ________________________________

                         TBC ARKANSAS, INC., an Arkansas corporation, RED RIVER MARINE ARKANSAS, INC., a Arkansas corporation and TRAVIS BOATING CENTER LITTLE ROCK, INC., a Arkansas corporation

                         By:        ________________________________
                         Name:      ________________________________
                         Title:     ________________________________

                         TBC MANAGEMENT, INC., a Delaware corporation

                         By:        ________________________________
                         Name:      ________________________________
                         Title:     ________________________________

                         TBC MANAGEMENT, LTD., a Texas limited partnership

                              By: TRAVIS BOATS & MOTORS, INC., a Texas
                                  corporation, as General Partner


                              By:       ____________________________
                              Name:     ____________________________
                              Title:    ____________________________

                                   EXHIBIT B
                                   ---------

                           BORROWING BASE CERTIFICATE

     In accordance with the terms of the Revolving Credit Agreement dated December ___, 1996 (the "Agreement"), executed by Borrowers, NationsBank of Texas, N.A., as Agent, and the Lenders, as therein defined, the undersigned hereby certifies, in his/her capacity as the Authorized Officer of TBM, that attached hereto is a current Borrowing Base Schedule and the information set forth therein is true and correct in all material respects to the best of my knowledge. Unless defined herein or indicated otherwise, each capitalized term used herein and in the attached Borrowing Base Schedule shall have the meaning given to such term in the Agreement.

     IN WITNESS WHEREOF, I have executed this Certificate as of the ______ day of _________________, 19___.

                              TRAVIS BOATS & MOTORS, INC.


                              By:_____________________________
                              Name:___________________________
                              Title:__________________________

                            BORROWING BASE SCHEDULE
                            -----------------------


     The Borrowing Base as of the date hereof is $_____________. The Borrowing Base is determined as follows:

I.   Total Eligible Inventory of Borrowers,
     per the attached Eligible Inventory Report                   $____________

     A.   Eligible Inventory of Borrowers purchased by Borrowers
          (or, in the case of Eligible Inventory acquired by
          Borrowers in an acquisition of an additional retail
          store, purchased by the previous retail store owner)
          within the previous twelve-month period                 $____________

     B.   Eligible Inventory of Borrowers purchased by Borrowers
          (or, in the case of Eligible Inventory acquired by Borrowers in an acquisition of an additional retail store, purchased by the previous retail store owner) within the previous twelve-month period immediately preceding the twelve-month period described in A above $____________

     C.   80% of Item I.A. (or 90% of Item I.A. for the months
          of October, November, December, January, February
          and March)                                              $____________

     D.   70% of Item I.B. (not to exceed the lesser of (i) 15%
          of Item I. above or (ii) $3,500,000.00)                 $____________

     E.   Borrowing Base from Eligible Inventory
          (sum of Item I.C. & I.D.)                               $____________


II.  Total Eligible Accessories of Borrowers,
     per the attached Eligible Accessories Report                 $____________

     A.   Borrowing Base from Eligible Accessories (50% of
          Item II.)                                               $____________


III. Total Eligible Contract Discounts of Borrowers,
     per the attached Eligible Contract Discount Report           $____________

     A.   Eligible Contract Discounts which have been outstanding
          less than one hundred and twenty (120) days at the date
          of invoice for Contract Debtors which settle on a
          quarterly basis                                         $____________

     B.   Eligible Contract Discounts for Contract Debtors which
          settle on an annual basis                               $____________

     C.   50% of Item III.A.                                      $____________

     D.   25% of Item III.B.                                      $____________

     E.   Borrowing Base from Eligible Contract Discounts
          (sum of Item III.C. & III.D.) (not to exceed
          $500,000.00)                                            $____________


IV.  Total Borrowing Base (sum of I.E., II.A. and III.E.)         $____________


V.   Total of outstanding balances of Working Capital Advances
     and Letter of Credit Exposure as of the date of the report   $____________

                                  EXHIBIT B-1
                                  -----------

                          FORM OF REQUEST FOR ADVANCE

     This Request for Advance is being delivered by Travis Boats & Motors, Inc., a Texas corporation ("TBM"), for and on behalf of the "Borrowers" as defined in
                      ---
that certain Revolving Credit Agreement (the "Agreement"), dated as of December
                                              ---------
___, 1996, executed by Borrowers, NationsBank of Texas, N.A., as Agent, and the Lenders, as therein defined. Unless defined herein or indicated otherwise, each capitalized term used herein and in the attached Schedule I shall have the meaning given to such term in the Agreement.

     1. Borrowers hereby request a Working Capital Advance in an amount equal to $____________ to be made on _____________, 19__. Borrowers represent and warrant to Lenders that the Working Capital Advance herein requested does not exceed the amount which Borrowers are entitled to receive pursuant to Section
2.1 (or any other provisions) of the Credit Agreement.

     2. Borrowers request that $___________ of the Working Capital Advance requested hereby be transferred to [specify account to be credited/other
                                    ------------------------------------
transfer directions] and $_____________ be transferred to [specify account to be
-------------------                                        ---------------------
credited/other transfer directions].
----------------------------------

     3.   Borrowers hereby certify, represent and warrant to Lenders that:

          (a) This Request for Advance has been duly authorized by all necessary action on the part of Borrowers.

          (b) The representations and warranties contained in the Agreement and the other Loan Documents remain true and correct on and as of the date hereof (except to the extent any representation or warranty is made as of a particular date) with the same force and effect as though made on the date hereof.

          (c) No Default or Event of Default has occurred and is continuing, and the making of the Working Capital Advance requested hereby shall not constitute a Default or Event of Default.

          (d) Each Borrower has performed and complied with all agreements and conditions in the Agreement and the other Loan Documents required to be performed or complied with by such Borrower on or prior to the date hereof, and each of the conditions precedent contained in the Agreement applicable to the Working Capital Advance requested hereby has been satisfied.

          (e) The proceeds of the Working Capital Advance herein requested will not be used in violation of any provision of the Agreement or any other Loan Document.

     6. Borrowers acknowledge and agree that the making of the Working Capital Advance requested hereby shall not constitute a waiver of any condition precedent to the obligation of Lenders to make further Advances or arrange for the issuance of Letters of Credit.

     7. Attached hereto as Schedule I is a true and correct copy of the current Borrowing Base Schedule.

     EXECUTED as of ____________, 19__.

                                       AUTHORIZED BORROWING OFFICER:
                                       ----------------------------

                                       TRAVIS BOATS & MOTORS, INC.,
                                       a Texas corporation



                                       By:___________________________
                                       Name:_________________________
                                       Title:________________________

                                   EXHIBIT C
                                   ---------

                   SUPPLEMENTAL CREDIT AND SECURITY AGREEMENT


     This Supplemental Credit and Security Agreement (this "Supplement") is
                                                            ----------
being executed as of the ____ day of ___________________, ____, pursuant to that certain Revolving Credit Agreement (as amended and modified from time to time, the "Credit Agreement"), dated as of December ___, 1996, by and among Travis
     ----------------
Boats & Motors, Inc., a Texas corporation, and the other entities named therein as "Borrowers" ("Borrowers"), NationsBank of Texas, N.A. ("Agent"), as agent for
                 ---------                                 -----
itself and the other lenders named therein, and such other lenders (collectively, the "Lenders"). All terms used but not defined herein shall have
                    -------
the meanings set forth in the Credit Agreement.

     WHEREAS, Borrowers have entered into the Credit Agreement for the purpose of obtaining Advances and/or Letters of Credit in accordance with and pursuant to the terms and conditions of the Credit Agreement; and

     WHEREAS, to further evidence the Obligations of Borrowers under the Credit Agreement, Borrowers have executed the Notes respectively in favor of the Lenders; and

     WHEREAS, to secure the Obligations of Borrowers under the Credit Agreement, the Notes and the other Loan Documents, Borrowers granted to Agent, for the benefit of Lenders, a first priority security interest in the Collateral pursuant to that certain Security Agreement (so called herein), of even date with the Credit Agreement, by and among the Borrowers and the Agent for the benefit of the Lenders; and

     WHEREAS, each of the undersigned additional borrowers (collectively, the "Additional Borrower") is a Subsidiary of a Borrower and has been formed or
--------------------
acquired by such Borrower since the date of the Credit Agreement; and

     WHEREAS, in order to obtain Advances or Letters of Credit from time to time under the Credit Agreement, in furtherance of the direct and indirect benefits to be obtained by the Additional Borrower as a Subsidiary, and pursuant to the provisions and conditions of the Credit Agreement, Additional Borrower desires to become a Borrower under the Credit Agreement and a Debtor under the Security Agreement; and

     WHEREAS, the failure of Additional Borrower to enter into this Supplement would constitute an Event of Default.

     NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the undersigned parties hereby agree as follows:

     1. From and after the effective date of this Supplement, the Additional Borrower shall be and become (a) a "Borrower" under and pursuant to the terms of the Credit Agreement, the Notes and the other Loan Documents to which the Borrowers are a party, and (b) a "Debtor" under and pursuant to the terms of the Security Agreement. As such, the Additional Borrower, jointly and severally with all the Borrowers, agrees to pay when due all of the Obligations now or hereafter existing and to be bound by all of the terms and provisions of the Credit Agreement (including, without limitation, Sections 3.14
                                                                   -------------
and 3.15 thereof), the Notes, the Security Agreement and the other Loan
    ----
Documents, to the same extent as if the Additional Borrower were an original party thereto.

     2. Agent and Lenders hereby acknowledge and agree that from and after the effective date of this Supplement, the Additional Borrower shall be entitled to all of the rights and benefits of a "Borrower" under the Credit Agreement and the other Loan Documents to which the Borrowers are a party, including, without limitation, the right to obtain Working Capital Advances, Draft Advances and Letters of Credit pursuant to the terms and conditions of the Credit Agreement and the other Loan Documents.

     3. All of the Loan Documents, including without limitation, the Security Agreement, are hereby modified and amended to include the Additional Borrower as a "Borrower," "Debtor," or any other defined term used for the Borrowers thereunder to the same extent as the other Borrowers are parties thereto, without any further action being taken or further documents required to be executed by any party. Schedule I to the Credit Agreement is hereby modified to include the Additional Borrower as a Borrower, with the address for notices to the Additional Borrower being as set forth in Schedule I attached hereto.
                                              ----------
Notwithstanding the foregoing, each Additional Borrower hereby agrees to execute and deliver to Agent on or before the date hereof, unless a longer period of time is set forth below, any and all other documents and agreements reasonably requested by Agent to further evidence the agreements contained in this Supplement, including, without limitation, any and all financing statements in order to perfect or evidence Lenders' security interest in the Collateral, the opinion of counsel referenced in Paragraph 4 below, and such intercreditor agreements, promissory notes, assignments, resolutions, corporate or partnership documentation, certificates of good standing and other certificates or information concerning Additional Borrower.

     4. Contemporaneously with the execution hereof, each Additional Borrower shall deliver to Agent all authority documents required under Sections 6.1(h)
                                                              ---------------
and 4.1 of the Credit Agreement and represents and warrants to Agent and Lenders
    ---
that (a) it is a limited partnership or corporation, as applicable, duly created, presently existing and in good standing under the laws of the state under which it is organized, (b) it has all limited partnership or corporate, as applicable, powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as contemplated to be conducted, except where the failure to have any such item would not have a material adverse effect on the Additional Borrower's business and financial condition, (c) the execution, delivery and performance of this Supplement and any other documents executed in connection herewith have been duly authorized by all necessary partnership or corporate action, as applicable, require no action by or in respect of, or filing with, any governmental body, agency or office and do not contravene, or constitute a default under, any provision of applicable law or regulations or of the limited partnership agreement, certificate of incorporation or bylaws, as applicable, of the Additional Borrower or any other agreement binding on the Additional Borrower, (d) this Supplement, and as a result of the execution hereof, the Notes, the Security Agreement and the other Loan Documents to which the Borrowers are a party each constitute a valid and binding agreement of the Additional Borrower, which is a party thereto, enforceable in accordance with the terms thereof except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditor rights generally, and (ii) the availability of equitable principles of general applicability, and (e) each Additional Borrower
(i) is executing this Supplement for its direct or indirect benefit, (ii) has reviewed and is satisfied with the rights of contribution or subrogation to which it may be entitled with respect to all other Borrowers (and such other Borrower's ability to perform thereon), and (iii) has determined that entering into the Credit Agreement and the other Loan Documents enables it to obtain substantial benefits which it would not otherwise have using solely its own financial abilities to obtain credit.

     5. This Supplement shall be binding upon, and inure to the benefit of, the parties hereto and their successors and assigns, subject to any provisions under the Credit Agreement.

     Effective for all purposes as of _____________, __________.


                                       ADDITIONAL BORROWERS:
                                       --------------------





                                       By: ____________________________
                                       Name: __________________________
                                       Title: _________________________


                                       EXISTING BORROWERS:
                                       ------------------


                                       --------------------------------


                                       By: ____________________________
                                       Name: __________________________
                                       Title: _________________________




                                       AGENT:
                                       -----

                                       NATIONSBANK OF TEXAS, N.A.,
                                       a national banking association, as
                                       Agent for itself and the other Lenders


                                       By: ____________________________
                                       Name: __________________________
                                       Title: _________________________

                                   SCHEDULE I
                                   ----------

                             Additional Borrower's


                                                                                            Locations of Storage and
Additional Borrower    Chief Executive Office    Address for Notice    Places of Business   Distribution Facilities
-------------------    ----------------------    ------------------    ------------------   ---------------------------


                                   EXHIBIT D
                                   ---------

                       FORM OF ASSIGNMENT AND ACCEPTANCE


                         Dated as of ____________, 19__


     Reference is made to that certain Revolving Credit Agreement dated as of December ___, 1996 (as amended and in effect from time to time, the

"Agreement"), executed by Borrowers, NationsBank of Texas, N.A., for itself and
 ---------
as Agent, and the Lenders, as therein defined. Unless defined herein or indicated otherwise, each capitalized term used herein and in the attached
Schedule I shall have the meaning given to such term in the Agreement.

     [Name of Assigning Lender] (the "Assignor") and [Name of Assignee] (the
                                      --------
"Assignee") hereby agree as follows:
---------

     1. The Assignor hereby sells and assigns to the Assignee and the Assignee hereby purchases and assumes from the Assignor, a _________ percent (___%) interest in all of the Assignor's rights and obligations under the Agreement as of the Assignment Date (as defined in paragraph 4 below), including, without limitation, the Assignor's interest in all unpaid interest and fees accrued as of the Assignment Date.

     2. (a) The Assignor (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) represents that as of the date hereof, before giving effect to the assignment contemplated hereby, its Loan Amount is $___________; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of its obligations under the other Loan Documents to which it is a party or any other instrument or document delivered or executed pursuant thereto; and (v) attaches to the copy hereof forwarded to the Agent the Note held by it.

     (b) The Assignor requests that the Agent exchange its Note for new Note(s) executed by the Borrowers and payable to each of the Assignor and the Assignee as follows:


     Notes Payable to
        the Order of:                                 Amount of Note
      ----------------                                --------------

     [Assignor]                                       $_____________

     [Assignee]                                       $_____________

     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance and that it is an Eligible Assignee; (b) confirms that it has received a copy of the Loan Documents, together with copies of such financial statements of Borrowers and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, any other Lender, or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents; (e) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (f) agrees not to disclose any financial information of the Borrowers as and to the extent provided in the Agreement.

     4. The effective date for this Assignment and Acceptance shall be ______________, 19__ (the "Assignment Date"), determined in accordance with
                           ---------------
Section 10.8 of the Agreement.  Following the execution of this Assignment and
------------
Acceptance, each party hereto and each Person consenting hereto shall deliver its duly executed counterpart hereof to the Agent for acceptance and recording in the Register by the Agent.

     5. Upon such acceptance and recording, from and after the Assignment Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, with respect to that portion of its interest under the Agreement assigned hereunder, relinquish its rights and be released from its obligations under the Agreement, subject to Section 10.10
                                                                 -------------
of the Agreement.

     6. Upon such acceptance and recording, from and after the Assignment Date, the Agent shall make all payments in respect of the rights and interests assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. On the Assignment Date, the Assignee will pay to the Agent for the pro rata account of the Assignor an amount equal to the percentage
              --- ----
of the Assignor's interest assigned to the Assignee hereunder, times the aggregate Loan Amount of the Assignor.

     7. THIS ASSIGNMENT AND ACCEPTANCE IS INTENDED TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     8. This Assignment and Acceptance may be executed in any number of counterparts which shall together constitute but one and the same agreement.

     9. The Assignee hereby acknowledges and consents to comply with the confidentiality provision in Section 10.18 of the Agreement.
                             -------------

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                              [ASSIGNOR]


                              By:________________________________
                                                            Title:

                              [ASSIGNEE]


                              By:________________________________
                                                            Title:


CONSENTED TO:
------------

NATIONSBANK OF TEXAS, N.A., as Agent


By:___________________________
     Title:

                                   EXHIBIT E
                                   ---------

                            FORM OF LOC APPLICATION


NationsBank                                               Application and Agreement
                                                          for Standby Letter of Credit
---------------------------------------------------------------------------------------------------
Letter of Credit Department                               Letter of Credit Number        Date
Please issue an Irrevocable Letter                        (For NationsBank use only)
of Credit in favor of the Beneficiary
substantially as shown below and deliver
the Credit by
[_] Regular Mail  [_] Courier [_] Teletransmission
---------------------------------------------------------------------------------------------------
Applicant (Full name and mailing address)                 Beneficiary (full name and mailing
                                                                       address; if courier delivery
                                                                       is requested full street
                                                                       address must be provided)



For Account of (if different from Applicant)


---------------------------------------------------------------------------------------------------
Advising Bank (if left blank, NationsBank will            Amount (in figures and words)
               choose as appropriate)

                                                          Currency               (if left blank,
                                                                                  U.S. dollars will
                                                                                  apply)
                                                         ------------------------------------------
                                                         Expiry Date (draft must be presented to
                                                         drawee or for negotiation (when negotiable)
                                                         on or before):

---------------------------------------------------------------------------------------------------
Available by draft(s) at Sight drawn, at NationsBank's option, on NationsBank or NationsBank's correspondent when accompanied by the following document(s): (Please check the documents and fill in the blanks below as applicable)
[_] A written statement purportedly signed by (if left blank the Beneficiary)
                                                                             ----------------------
    with the following wording
Quote
     ----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                                        Close Quote
---------------------------------------------------------------------------------------

[_] Other:

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

[_] Issue Credit as per attached exhibit marked exhibit                        (exhibit is an
                                                       ------------------------
    integral part of the Agreement).

Note: If the Credit provides for automatic renewal without amendment, Applicant agrees that it will notify NationsBank in writing at least sixty (60) days prior to the last day specified in the Credit by which NationsBank must give notice of nonrenewal as to whether or not it wishes the Credit to be renewed. Any decision to renew or not renew the Credit shall be in NationsBank's sole discretion. Applicant hereby acknowledges that in the event NationsBank notifies the Beneficiary of the Credit that it has elected not to renew the Credit, the Credit may be drawn on if permitted by the terms of the Credit and further acknowledges and agrees that Applicant shall have no claim or cause of action against NationsBank or defense against payment under the Agreement for NationsBank's renewal or non-renewal of the Credit in the exercise of NationsBank's discretion as set forth above.

Multiple Drawings [_] Prohibited (permitted if left blank)

--------------------------------------------------------------------------------
Special Instructions to NationsBank Not to be included in the Credit (if any):


















--------------------------------------------------------------------------------
The terms and conditions set out above and below, and any attached exhibits, supplements or schedules referred to in this Application, have been reviewed by Applicant, and by Applicant's signature below and for good and valuable consideration. Applicant agrees to the same and to be obligated and liable under the Agreement. In the event this Application requests an Account Party different from Applicant, then such party may sign below as Co-Applicant, but the failure of such Account Party to become a Co-applicant shall not affect the obligations of Applicant under the Agreement.
Completion and submittal of this application by Applicant does not obligate NationsBank to enter into the Agreement or issue the requested Credit.

NOTICE OF FINAL AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


--------------------------------------  ----------------------------------------
Name of Company, or signature if        Name of Company, or signature if
Applicant is an individual              Co-Applicant is an individual

By                                      By
  ------------------------------------    --------------------------------------
  Authorized Signature/Title              Authorized Signature/Title

--------------------------------------  ----------------------------------------
Address                                 Address

--------------------------------------  ----------------------------------------

--------------------------------------  ----------------------------------------

--------------------------------------  ----------------------------------------
Telephone          Fax                  Telephone               Fax

--------------- ----------------------  --------------- ------------------------
Date            Federal Tax ID Number   Date            Federal Tax ID Number
--------------------------------------------------------------------------------
Bank Use Only
--------------------------------------------------------------------------------
Approving Bank Officer -   Approving Bank Officer -       Officer Number
Signature                  Printed

--------------------------------------------------------------------------------
Officer - Title            Officer - Interoffice Address  Cost Center Number

--------------------------------------------------------------------------------
Officer Phone Number       Purpose Code                   Officer Fax Number
(area code and number)                                    (area code and number)

--------------------------------------------------------------------------------

1. Definitions

In the Agreement:

(1) "Agreement" means the Application, the terms and conditions set out above and below, and the Credit, together with any and all modifications, amendments and extensions of any thereof.

(2) "Applicable Interest Rate" means, unless otherwise defined in and governed by a separate agreement between NationsBank and Applicant, the lesser of the maximum lawful rate permitted by applicable law or a per annum rate (calculated on the basis of a 360 day year) equal to the sum of the prime rate of interest established by NationsBank from time to time (which is not necessarily the lowest or best rate of interest charged by NationsBank to any of its customers) plus three percent.

(3) "Applicant" means singularly or collectively, and, if more than one, jointly and severally, each person or entity who has executed the Application as Applicant or Co-Applicant.

(4) "Application" means the foregoing application of Applicant relating to the Credit as such application may be amended or modified from time to time in accordance herewith.

(5) "Credit" or "Letter of Credit" means the letter of credit issued pursuant to the Application as it may be amended or modified from time to time in accordance herewith.

(6) "Instrument" means the Credit or any draft, receipt, acceptance or written demand (to include teletransmissions) for payment under the Credit.

(7) "NationsBank" means the banking subsidiary of NationsBank Corporation that issues the Credit in the sole discretion of NationsBank.

(8) "property" means goods and any and all documents related thereto, securities, funds, choses in action, and any and all other forms of property, whether real, personal or mixed and any right or interest therein.

2. Promise to Pay.

(a) As to instruments drawn under or purporting to be drawn under the Credit, which are payable in United States currency: (i) in the case of each sight instrument, Applicant will reimburse NationsBank, at the address specified by NationsBank to Applicant, on demand, in United States currency, the amount paid thereon, or, if so demanded by NationsBank, will pay to NationsBank in advance the amount required to pay the same; and (ii) in the case of each time instrument, Applicant will pay to NationsBank, at the address specified by NationsBank to Applicant, in United States currency, the amount thereof, on demand but in any event not later than one business day prior to maturity of such time instrument at the place specified by the Credit for payment.

(b) As to instruments drawn under or purporting to be drawn under the Credit, which are payable in currency other than United States currency: (i) in the case of a sight instrument. Applicant will reimburse NationsBank, at the address specified by NationsBank to Applicant, on demand, in United States currency, the equivalent of the amount paid under the instrument (together will all taxes, levies, imposts, duties, charges and fees of any nature imposed by any government or other taxing authority including interest and penalties in connection therewith (collectively "F/X Taxes") at NationsBank's selling rate of exchange at the time of payment under the instrument, for teletransmission to the place of payment in the currency in which such instrument is payable, or, if so demanded by NationsBank will pay to NationsBank in advance, in United States currency, the equivalent of the amount required to pay the same; and (ii) in the case of each time instrument, Applicant pay to NationsBank at the address specified by NationsBank to Applicant, on demand, but in any event sufficiently in advance of maturity of such time instrument enable NationsBank to arrange for cover to reach the place of payment not later than three business days prior to maturity, the equivalent of the time instrument together with all F/X taxes in United States currency at NationsBank's selling rate of exchange at the time of provision of cover, for teletransmission to the place of payment in the currency in which such instrument is payable. If for any cause whatsoever there exists at the time in question no rate of exchange generally current for affecting transfers as above described, or such currency is not available for purchase by NationsBank, Applicant agrees to pay NationsBank on demand at NationsBank's election, (i) an amount in United States currency equivalent to the actual cost of NationsBank of settlement of NationsBank's obligation to the holder of the instrument or other person, together with all F/X taxes however, and whenever such settlement shall be made by NationsBank or (ii) an amount in United States currency equivalent to the estimated cost to NationsBank, as projected by NationsBank, of the future settlement of NationsBank's obligation to the holder of the instrument or other person, together with all F/X taxes provided that upon the actual settlement of NationsBank's obligation, however and whenever occurring, NationsBank shall reimburse Applicant or Applicant shall pay to NationsBank, as the case may be, an amount in United States currency equal to the difference between the initial estimated payment by Applicant to NationsBank and the actual settlement amount paid by NationsBank.

(c) NationsBank may accept or pay any instrument presented to it, regardless of when drawn and whether or not negotiated, if such instrument, the other required documents and any transmittal advice are dated on or before the expiration date of the Credit, and NationsBank may honor, as complying with the terms of the Credit and of the Agreement, any instruments or other documents otherwise in order signed or issued by any person who is, or is in good faith believed by NationsBank to be, an administrator, executor, trustee in bankruptcy, debtor in possession, conservator, assignee for the benefit of creditors, liquidator, receiver other legal representative or successor by operation of law of the party authorized under the Credit to draw or issue such instruments or other documents.

3. Promise to Pay Interest and Fees.

(a) Applicant will pay NationsBank, on demand: (i) NationsBank's commission at the rate set forth in a separate written agreement between NationsBank and Applicant or, in the absence of a separate agreement, at such rule as NationsBank may determine to be proper, (ii) unless actually paid or reimbursed to NationsBank by Beneficiary or another person or entity, all charges and expenses paid or incurred by NationsBank in connection with the Credit, including without limitation, reasonable attorneys fees for the enforcement of any rights hereunder and any charges of other banks not paid for by the Beneficiary or another party, and (iii) interest on any amounts due by Applicant to NationsBank hereunder from the date due to the date of payment at the Applicable Interest Rate.

(b) No provisions of the Agreement shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law.

4. Clean Advances.

If the Application requests inclusion in the Credit of any provision for clean advances to the Beneficiary, NationsBank may place in the credit such a provision in that respect as NationsBank may deem appropriate under which any bank entitled to negotiate drafts under the Credit, acting in its discretion in each instance and upon the receipt of a request in writing from the Beneficiary, may make one or more clean advances at any time on a prior to the date by which drafts are to be negotiated under the Credit. The aggregate of such advances shall in no event be more than the amount specified in the Application for clean advances, and whether or not specified therein in no event shall any such advance exceed the amount remaining available under the Credit at the time of the advance. While it is expected by Applicant that each such advance will be repaid by the Beneficiary to the bank that made the advance from the proceeds of any drafts drawn under the Credit, should any such advance not be thus repaid, Applicant will on demand pay NationsBank the amount thereof as if such advances was evidenced by drafts drawn under the Credit. It is understood and neither NationsBank nor any bank which may make such advances shall be obligated to inquire into the use that may be made thereof by the Beneficiary and that NationsBank and each such bank shall be without liability for any wrongful use that may be made by the Beneficiary of any funds so advanced.

5. Uniform Customs and Practice.

The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue of the Credit by the International Chamber of Commerce (the "UCP"), shall in all respects be deemed a part hereof as fully as if incorporated herein and shall apply to the credit. Unless expressly provided otherwise in the Credit, in the event any provision of the UCP is or is construed to vary from or be in conflict with the laws of the United States of America or any state thereof, as from time to time amended and in force, the UCP shall prevail, provided, however, that this Section shall not be interpreted to require Nationsbank to take any action or fail to take action if such would cause NationsBank to violate applicable law or regulation.

6.  Licenses and Compliance.

Applicant will procure promptly any necessary licenses for the services performed or the import, export or shipping of property shipped under or pursuant or in connection with the Credit, and will comply with all foreign and domestic laws, rules and regulations now or hereafter applicable to the transaction related to the Credit or applicable to the execution, delivery and performance by Applicant of the Agreement. Applicant further agrees to furnish to NationsBank such evidence in respect of the above as NationsBank may at any time require.

7. Insurance.

Applicant shall keep such property as may be the subject of the Credit adequately covered by insurance in amounts, against risks and with companies satisfactory to NationsBank Applicant hereby irrevocably grants its power of attorney to NationsBank and any of its officers, with the power of substitution, to endorse any check in the name of Applicant received in payment of any loss or adjustment covered by such insurance.

8. Default

(a) In the event of the happening of any one or more of the following events any such event being hereinafter called an "Event of Default"), namely: (i) the nonpayment of any obligation of Applicant to NationsBank (under the Agreement or otherwise, or to any other person or entity, now or hereafter existing, when due, or (ii) the failure of Applicant to perform or observe any other term or covenant of the Agreement, or (iii) the dissolution or termination of existence of Applicant or (iv) the institution by or against Applicant of any proceeding seeking to adjudicate Applicant a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of Applicant or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of any order for relief of the appointment of a receiver, trustee, custodian. or other similar official for Applicant or for any substantial part of its property, or
(v) any seizure, vesting or intervention by or under authority of a government by which the management of Applicant is displaced or its authority in the control of its business is curtailed, or (vi) the attachment of or restraint as to any substantial funds or other property which may be in, or come into, the possession or control of NationsBank, or of any third party acting on NationsBank's behalf, for the account or benefit of Applicant, or the issuance of any order of court or other legal process against the same, or (vii) the occurrence of any of the above events with respect to any person or entity which has guaranteed, or signed a comfort letter, support agreement or similar document with respect to, any obligations of Applicant to NationsBank (under the Agreement or otherwise), or (viii) any representation, warranty, certification or statement made or submitted by the Applicant to NationsBank shall be false, misleading or incorrect in any material respect when made or deemed made; or
(ix) any person or entity which has guaranteed, or signed a comfort letter, support agreement or similar document with respect to, any obligations of Applicant to NationsBank (under this Agreement or otherwise) shall default under the terms of, or deny the validity, binding effect or enforceability of, such guarantee, comfort letter, support agreement or similar document; then, or at any time after the happening of such event, the amount of the Credit, as well as any and all other obligations of Applicant under the Agreement, shall, at NationsBank's option, and whether or not otherwise then due and payable become due and payable immediately without demand upon or notice to Applicant.

(b) Upon the occurrence and during the continuance of any Event of Default, NationsBank is hereby authorized to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by NationsBank or any subsidiary or affiliate of NationsBank to or for the credit or the account of Applicant against any and all of Applicant's obligations to NationsBank under the Agreement, whether or not NationsBank shall have made any demand under the Agreement and although such deposits, indebtedness or obligations may be unmatured or contingent. NationsBank's rights under this Section 8(b) are in addition to other rights and remedies (including, without limitation, other rights of set-off which NationsBank may have.

9. Security.

(a) As collateral for the payment of any and all obligations of Applicant to NationsBank under the Agreement, Applicant hereby grants to NationsBank a security interest in (i) any and all documents of title, policies or certificates of insurance and other documents accompanying or related to instruments drawn under the Credit, and any and all other property shipped under or in connection with the Credit or in any way related thereto or to any of the instruments drawn thereunder (whether or not such documents or property are released to or upon the order of Applicant in trust or otherwise) and (ii) any and all proceeds and products of the foregoing. Also to secure the payment of any and all obligations of Applicant under the Agreement, NationsBank shall be subrogated to the rights of Applicant in respect of any transaction to which the Credit relates. Insofar as any property which may be held by NationsBank or for NationsBank's account as collateral hereunder may be released to or upon the order of Applicant, Applicant hereby acknowledges that such delivery of property is in trust pending satisfaction of Applicant's obligations to NationsBank under the agreement, and hereby agrees to execute and/or file such receipts, agreements, forms or other documents as NationsBank may request to further evidence NationsBank interests in such property, it being understood that NationsBank's rights as specified therein shall be in furtherance of and in addition to (but not in limitation of) NationsBank's rights hereunder. If at any time and from time to time NationsBank in good faith deems itself insecure and requires collateral (or additional collateral), Applicant will, on demand, assign and deliver to NationsBank as security for any and all obligations of Applicant under the Agreement, collateral of a type and value satisfactory to NationsBank or make such cash payment as NationsBank may require. NationsBank is hereby authorized, at its option at any time and with or without notice to Applicant, to transfer to or register in its name or the name of any Nationsbank's nominees all or any part of the property subject to any of the security interest granted under or contemplated by the Agreement. NationsBank is also authorized, at its option, to file financing statements without the signature of Applicant with respect to all or any part of such property. Applicant will pay the cost of any such filing and, upon the request of NationsBank, sign such instruments, documents or other papers, and take such other action, as NationsBank may reasonably require to perfect such security interests.

(b) If any Event of Default shall have occurred and be continuing NationsBank may exercise in respect of the property subject to any of the security interests granted under or contemplated by the Agreement all the rights and remedies of a secured party on default under the applicable Uniform Commercial Code or any other applicable law, and also may, without notice except as specified below, sell such property or any part thereof in one or more parcels at public or private sale, at any NationsBank office or elsewhere, for cash, or credit or for future delivery, and upon such other terms as NationsBank may deem commercially reasonable. To the extent notice of sale of such property shall be required by law, reasonable notification shall be satisfied by written notice mailed or delivered to Applicant at the address specified above at least five business days prior to the date of public sale or prior to the date after which private sale is to be made. Applicant will pay to NationsBank on demand all costs and expenses (including, without limitation, reasonable attorney's fees and legal expenses) related or incidental to the custody preservation or sale of, or collection from, or other realization upon any of such property or related or incidental to the establishment, preservation or enforcement, of the rights of NationsBank in respect of any such property. In the event of sale of, collection from, or other realization upon all or any part of such property. NationsBank may, in its discretion, hold the proceeds thereof to as additional collateral hereunder or then or at any time thereafter apply the proceeds thereof to the payment of such of the costs and expenses referred to above and such of the obligations of Applicant under the Agreement, whether or not then due, as NationsBank may determine in its discretion, any surplus to be paid over to Applicant or to whomever may be lawfully entitled to receive such surplus.

10. Indemnity.

Applicant will indemnify and hold NationsBank (such term to include for purposes of this paragraph its affiliates and its and its affiliates' officers, directors, employees and agents) harmless from and against (i) all loss or damage arising out of the issuance of, or any other action taken by any such indemnified party in connection with, the Credit other than loss or damage resulting from the gross negligence or willful misconduct of the party seeking indemnification, and (ii) all costs and expenses (including reasonable attorney's fees and legal expenses) of all claims or legal proceedings arising out of NationsBank's issuance of the Credit or incident to the collection of amounts owed by Applicant hereunder or the enforcement of the rights of NationsBank hereunder, including without limitation, legal proceedings related to any court order, injunction, or other process or decree restraining or seeking to restrain NationsBank from paying any amount under the Credit. Additionally, Applicant will indemnify and hold NationsBank harmless from and against all claims, losses, damages, suits, costs or expenses arising out of Applicant's failure to timely procure licenses or comply with applicable laws, regulations or rules, or any other conduct or failure of Applicant relating to or affecting the Credit.

11. Effect of Waivers.

No delay, extension of time, renewal, compromise or other indulgence which may occur or be granted by NationsBank shall impair the rights or powers of NationsBank hereunder. NationsBank shall not be deemed to have waived any of its rights hereunder, unless NationsBank or its authorized agent shall have signed such waiver in writing.

12. Agency.

If Applicant is a financial institution (the "Financial Institution") and is requesting the issuance of the Credit for its customer (the "Customer"), the Financial Institution hereby irrevocably appoints NationsBank as its agent and attorney-in-fact to issue the Credit in accordance with, and subject to, the Agreement. The Financial Institution shall pay NationsBank all amounts owed by the Customer under the Agreement when due, whether or not the Financial Institution has received payment from the Customer and shall pay to NationsBank its fees and expenses according to its fee schedule from time to time in effect. The Financial Institution hereby grants to NationsBank a security interest in all of the property in which the Customer has heretofore granted or m??? hereafter grant to the Financial Institution a security interest to secure the obligations of the Customer under the Agreement.

13. Miscellaneous.

(a) Any notice from NationsBank to Applicant shall be deemed given when mailed, postage paid, or when delivered to a courier, fee paid by shipper, address to Applicant at the last business address furnished by Applicant to NationsBank, or when confirmed by electronic confirmation to NationsBank as having been delivered via facsimile or other teletransmission. Any notice from Applicant to NationsBank shall be sent to the address of NationsBank specified by NationsBank to Applicant and shall be effective upon receipt by NationsBank.

(b) Each provision of the Agreement shall be interpreted in such manner as to be effective and valid under applicable law but if any provision of the Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Agreement.

(c) If any law, treaty, regulation or the interpretation thereof by any court or administrative or governmental authority shall impose, modify or deem applicable any capital, reserve, insurance premium or similar requirement against letters of credit issued by NationsBank and the result thereof shall be to increase the cost to NationsBank of making any payment under or issuing or maintaining the Credit or to reduce the yield to NationsBank in connection with the Credit or the Agreement, then, on demand, Applicant will pay to NationsBank, from time to time, such additional amounts as NationsBank may in good faith determine to be necessary to compensate NationsBank for such increased cost or reduced yield.

(d) Any and all payments made to NationsBank hereunder shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding taxes imposed on net income and all income and franchise taxes of the United States and any political subdivisions thereof (such nonexcluded taxes being herein called "Taxes"). If Applicant shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 13(d)). NationsBank shall receive an amount equal to the sum NationsBank would have received had no such deductions been made, (ii) Applicant shall make such deductions, and (iii) Applicant shall pay the full amount deducted to the relevant authority in accordance with applicable law. Applicant will indemnify NationsBank for the full amount of Taxes (including without limitation, any Taxes imposed by any jurisdiction on amounts payable under this
Section 13(d)) paid by NationsBank and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date NationsBank makes written demand therefor. Within 30 days after the date of any payment of Taxes, Applicant will furnish to NationsBank the original or a certified copy of a receipt evidencing payment thereof.

(e) The Agreement shall be binding upon Applicant, its successors and assigns, and shall inure to the benefit of NationsBank, its successors, transferees and assigns; provided that any assignment by Applicant of any of its rights or obligations under the Agreement without the prior written consent of NationsBank shall be void.

(f) Applicant hereby authorizes NationsBank, in NationsBank's discretion, to set forth the terms of the Application in the Credit in such language as NationsBank deems appropriate, with variations not materially inconsistent with the Application.

(g) Any action, inaction, waiver or omission taken or suffered by NationsBank or by any of its correspondents under or in connection with the Credit or any related instruments, services or property. If in good faith and in conformity with foreign or domestic laws, regulations or customs applicable thereto, shall be binding upon Applicant and shall not place NationsBank or any of its correspondents under any resulting liability to Applicant. Without limiting the generality of the foregoing. NationsBank and its correspondents may act in reliance upon any written, oral, telephonic, telegraphic, facsimile or other requests or notice, believed in good faith to have been authorized, whether or not given or signed by an authorized person.

(h) In the event of any change or modification, with the consent of Applicant, relative to the Credit or any instrument called for thereunder, including any waiver made or in good faith believed by NationsBank to have been made by Applicant of any term hereof or the noncompliance of any such instruments with the terms of the Credit, the Agreement shall be binding upon Applicant with regard to the Credit as so changed or modified, and to any action taken by NationsBank or any of its correspondents relative thereto. No term or provision of the Agreement can be changed orally, and no executory agreement shall be effective to modify or to discharge the Agreement unless such executory agreement is in writing and signed by NationsBank.

14. Jurisdiction and Waiver.

Applicant hereby irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in the city, county, or district in which the principal office of NationsBank is located over any action or proceeding arising out of or relating to the Agreement, and Applicant hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in such State or Federal court. Applicant hereby irrevocably waives to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and the lack of personal jurisdiction,. To the fullest extent it may lawfully and effectively do so, each of Applicant and NationsBank waives the right to trial by jury. Applicant irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Applicant at the last business address furnished by Applicant to NationsBank. Applicant agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing, however, in this Section 14, shall affect the right of NationsBank to serve legal process in any other manner permitted by law or affect the right of NationsBank to bring any action or proceeding against Applicant or its property in the courts of any other jurisdiction. Moreover, to the extent that Applicant has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property. Applicant hereby irrevocably waives such immunity in respect of its obligations under the Agreement.

15. Automatic Payment
[_] Applicant has elected to authorize NationsBank to effect payment of sums due by Applicant under the Agreement by means of debiting Applicant's account
number                           . This authorization shall not affect the
obligation of Applicant to pay such sums when due, without notice, if there are insufficient funds in such accounts to make such payment in full when due, or if NationsBank fails to debit the account.

                                   EXHIBIT F
                                   ---------

                         FORM OF COMPLIANCE CERTIFICATE

     This Compliance Certificate is delivered pursuant to Section 6.1(d) of that certain Revolving Credit Agreement dated as of December ___, 1996 (as amended and in effect from time to time, the "Agreement"), executed by Borrowers,
                                      ---------
NationsBank of Texas, N.A., as Agent, and the Lenders, as therein defined. Unless defined herein or indicated otherwise, each capitalized term used herein (and in any attachments) shall have the meaning given to such term in the Agreement.

     The undersigned, being the duly elected, qualified and acting Chief Financial Officer of TBM, a Texas corporation ("TBM"), on behalf of the
                                                ---
Borrowers and solely in his capacity as an officer of TBM, hereby certifies and warrants that: (i) he is an Authorized Officer (as defined in the Agreement) and
(ii) he is authorized to execute this Certificate on behalf of TBM and the Borrowers. This Certificate is submitted on a quarterly basis on or before the forty-fifth (45th) day following the end of the Borrowers' fiscal quarter for the period ended _________________, 19__. The undersigned hereby further certifies to the following as of the date set forth below:

     1. The representations and warranties of Borrowers under the Agreement are true and complete in all material respects.

     2.   No event has occurred which constitutes a Default or Event of Default.

     3. As of __________________, 19___ (being the last day of the Borrowers' most recently ended fiscal quarter) the Borrowers, on a consolidated basis, are in compliance with the financial covenants contained in Section 7.1, 7.2 and 7.3
                                                        ------------------------
of the Agreement and the following information is true, accurate and complete as of such date:

          A.   Pertinent Information

               (a) Consolidated Funded Debt as of the end of the immediately preceding calendar quarter is $___________.

               (b) Consolidated Operating Cash Flow for the immediately preceding four calendar quarters is $____________, as computed on Attachment 1 hereto.

               (c) Consolidated Income Available For Debt Service for the immediately preceding four calendar quarter is $____________, as computed on Attachment 2 hereto.

               (d) Consolidated Debt Service for the immediately preceding four calendar quarter is $____________, as computed on Attachment 3 hereto.

          B.  Covenants

               (a) Operating Leverage Ratio is ___ to 1.00 (not applicable for any fiscal quarter ending December 31) (such ratio not permitted to be less than 3.50 to 1.00).

               (b) Consolidated Tangible Net Worth is $________________ (such tangible net worth not permitted to be less than $12,000,000.00).

               (c) Debt Coverage Ratio is _____ to 1.00 (such ratio not permitted to be less than 1.50 to 1.00).

     4. I hereby certify, in my capacity as the Chief Financial Officer (or other officer indicated below) of TBM, and on behalf of the Borrowers, that the information set forth herein and on the attachments hereto is true and correct in all material respects to the best of my knowledge and prepared in accordance with GAAP.

     5. I hereby certify that, to the best of my knowledge and belief, the financial statements of the Borrowers being delivered herewith fairly reflect in all material respects the financial condition of the Borrowers and the results of the Borrowers' operations as of the date of delivery of such financial statements.

     IN WITNESS WHEREOF, I have executed this Certificate as of the ______ day of _________________, 19___.



                              By:________________________________
                              Name:______________________________
                              Title:_____________________________

                                  ATTACHMENT 1


                                                Period Ending: ___________, 19__


Consolidated Operating Cash Flow equals:

     Consolidated Net Income                                      $____________

           minus
           -----

               (i)     extraordinary gains or losses              $____________

               (ii)    write-up or write-down of any assets       $____________

          plus
          ----

               (i)     Taxes                                      $____________

               (ii)    Consolidated Interest Expense              $____________

               (iii)   all amounts attributable to depreciation
                       and/or  amortization of intangible and
                       other assets of Borrowing Group            $____________

     Consolidated Operating Cash Flow                             $____________



Each adjustment to Consolidated Net Income described above be made only to the extent that such amounts have been deducted or added in determining Consolidated Net Income for such period.

                                  ATTACHMENT 2


                                                Period Ending: ___________, 19__


Consolidated Income Available For Debt Service:

     Consolidated Net Income                                      $____________

          plus
          ----

               (i)  Consolidated Interest Expense                 $____________

               (ii) Consolidated Lease Expense                    $____________

               (iii)  All non-cash charges each as
                    deducted in determining such
                    Consolidated Net Income                       $____________

          less
          ----

               (i)  All non-cash additions each as
                    added in determining Consolidated
                    Net Income                                   $____________

     Consolidated Income Available For Debt Service              $____________

                                  ATTACHMENT 3


                                                Period Ending: ___________, 19__


Consolidated Debt Service:

     (A)     Consolidated Interest Expense                        $____________

     plus
     ----

     (B)     Consolidated Lease Expense                           $____________

     plus
     ----

     (C)     Consolidated Principal Reduction                     $____________

     Consolidated Debt Service                                    $____________

                                   SCHEDULE I
                                   ----------

                 PARTIES TO CREDIT AGREEMENT, NOTICE ADDRESSES
                              AND LENDER SCHEDULE


I.   BORROWERS
     ---------

     Travis Boats & Motors, Inc.
     13045 Research Blvd.
     Austin, Texas 78750
     Attn: Mark T. Walton

     Travis Snowden Marine, Inc.
     13045 Research Blvd.
     Austin, Texas 78750
     Attn: Mark T. Walton

     Travis Boating Center Arlington, Inc.
     13045 Research Blvd.
     Austin, Texas 78750
     Attn: Mark T. Walton

     Falcon Marine, Inc.
     13045 Research Blvd.
     Austin, Texas 78750
     Attn: Mark T. Walton

     Falcon Marine Abilene, Inc.
     13045 Research Blvd.
     Austin, Texas 78750
     Attn: Mark T. Walton

     Travis Boating Center Beaumont, Inc.
     13045 Research Blvd.
     Austin, Texas 78750
     Attn: Mark T. Walton

     Travis Boats & Motors Baton Rouge, Inc.
     13045 Research Blvd.
     Austin, Texas 78750
     Attn: Mark T. Walton

     TBC Arkansas, Inc.
     13045 Research Blvd.
     Austin, Texas 78750
     Attn: Mark T. Walton

     ---------

     TBC Management, Ltd.
     13045 Research Blvd.
     Austin, Texas 78750
     Attn: Mark T. Walton

     TBC Management, Inc.
     1209 Orange Street
     Wilmington, Delaware 19801-1134
     Attn: Mark T. Walton

     Travis Boating Center Louisiana, Inc.
     13045 Research Blvd.
     Austin, Texas 78750
     Attn: Mark T. Walton

     Travis Boating Center Tennessee, Inc.
     13045 Research Blvd.
     Austin, Texas 78750
     Attn: Mark T. Walton

     Travis Boating Center Alabama, Inc.
     13045 Research Blvd.
     Austin, Texas 78750
     Attn: Mark T. Walton

     Red River Marine Arkansas,Inc.
     13045 Research Blvd.
     Austin, Texas 78750
     Attn: Mark T. Walton

     Travis Boating Center Little Rock, Inc.
     13045 Research Blvd.
     Austin, Texas 78750
     Attn: Mark T. Walton

     Travis Boating Center Georgia, Inc.
     13045 Research Blvd.
     Austin, Texas 78750
     Attn: Mark T. Walton

     Travis Boating Center Florida, Inc.
     13045 Research Blvd.
     Austin, Texas 78750
     Attn: Mark T. Walton

II.  AGENT AND LENDERS
     -----------------

     A.   AGENT:

          NationsBank of Texas, N.A.
          300 Convent
          San Antonio, Texas  78205
          Attn:  Mark Bearfield


     B.   LENDERS:

          NationsBank of Texas, N.A.
          Commercial Banking Group
          300 Convent
          San Antonio, Texas  78205
          Attn:  Mark Bearfield


          Hibernia National Bank
          440 Third Street
          Baton Rouge, Louisiana 70802
          Attn:  Wade Carwile


III.  LENDER SCHEDULE
      ---------------

      ===============================================

                             Loan
                          Commitment        Loan
         Lender             Amount       Percentage
         ------             ------       ----------
      -----------------------------------------------
       NationsBank       $9,000,000.00       60%
      -----------------------------------------------
       Hibernia          $6,000,000.00       40%
      ===============================================

                                  SCHEDULE II
                                  -----------

                            OTHER LENDER OBLIGATIONS

================================================================================
                          NATIONSBANK OF TEXAS, N.A.

--------------------------------------------------------------------------------
Borrower/Guarantor        Loan No.  Commitment  Outstanding  Maturity/Repayment

--------------------------------------------------------------------------------

Travis Boats &             4963153    $540,300  $540,300     4/26/04
 Motors, Inc.
--------------------------------------------------------------------------------

Travis Boats &             4218244    $271,318  $271,318     2/28/04
 Motors, Inc.
--------------------------------------------------------------------------------

Travis Boating Center,     5105754    $ 25,000  $ 25,000     4/14/98
 Arlington, Inc.
--------------------------------------------------------------------------------

Travis Snowden             5207816    $641,278  $641,287     12/31/05
 Marine, Inc.
--------------------------------------------------------------------------------

Travis Boats &             5179205    $111,520  $111,520     5/31/04
 Motors, Inc. et al
--------------------------------------------------------------------------------

Travis Boating Center      5081245    $ 13,066  $ 13,066     2/9/00
 Arlington, Inc.
--------------------------------------------------------------------------------

Travis Boats &             5121504    $ 43,303  $ 43,303     5/17/99
 Motors, Inc./Travis
 Snowden
 Marine/Travis Boating
 Center/Beaumont
--------------------------------------------------------------------------------

Travis Boats &             5234448    $119,438  $119,438     1/26/96
 Motors, Inc. etal
===============================================================================


================================================================================
                            HIBERNIA NATIONAL BANK
--------------------------------------------------------------------------------
Borrower/Guarantor        Loan No.  Commitment  Outstanding  Maturity/Repayment
                        ----------
--------------------------------------------------------------------------------
Travis Boats &             9146962    $480,000  $452,392.38  7/14/02
 Motors Baton Rouge,
 Inc.
--------------------------------------------------------------------------------
Travis Boats &             9146962    $ 70,000  $ 52,670.12  7/14/02
 Motors Baton Rouge,
 Inc.
--------------------------------------------------------------------------------
Travis Boating             9147268    $100,000  $ 72,907.84  11/30/98
 Center Louisiana,
 Inc.
================================================================================

                                  SCHEDULE III
                                  ------------

                          LIENS AS OF THE CLOSING DATE

  See attached.

                              EXISTING LIENS WITH
                  TRANSAMERICA COMMERCIAL FINANCE CORPORATION
                               AS SECURED PARTY

I. TRAVIS BOATS AND MOTORS (Tx. Secretary of State)

DEBTOR: Travis Boats and Motors, Inc. (San Antonio, Houston and Austin stores) SECURED PARTY: Transamerica Commercial Finance Corporation
FINANCING STATEMENT #:  89-00073228
COLLATERAL DESCRIPTION: Inventory, Equipment, Accounts, etc. at 12300 IH10W, San Antonio, Tx. 78230, 7530 North Freeway, Houston, Texas, and 9185 Research Blvd., Austin, Tx.
DATE: 4/3/89

DEBTOR:  Travis Boats and Motors, Inc.
     9185 Research Blvd.
     Austin, Texas
SECURED PARTY:  Transamerica Commercial Finance Corp.
FINANCING STATEMENT #:  90-00259257
COLLATERAL DESCRIPTION:  Inventory, Equipment, Accounts, etc.
DATE:  12/14/90

II. TRAVIS BOATS AND MOTORS BATON ROUGE, INC. (Louisiana Sec. of State)

DEBTOR:  Travis Boats and Motors Baton Rouge, Inc.
SECURED PARTY:  Transamerica Commercial Finance Corporation
FINANCING STATEMENT #:  17-1082387
COLLATERAL DESCRIPTION: Inventory, Accounts, Chattel paper, Documents, etc. FILED IN: East Baton Rouge Parish, La.
DATE:  11/23/92

III. RED RIVER MARINE (Arkansas Sec. of State)

DEBTOR:  Red River Marine, Inc.
     2001 Hwy. 25 North
     Route 2
     Heber Springs, Arkansas 72543
SECURED PARTY: Borg-Warner Acceptance Corp. (changed to Transamerica Commercial Finance Corporation by amendment 4/5/93)
FINANCING STATEMENT #:  128302
COLLATERAL DESCRIPTION:  Inventory only
DATE:  4/5/73

DEBTOR:  Red River Marine, Inc.
     2001 Hwy. 25 North
     Heber Springs, Arkansas 72543
SECURED PARTY:  Transamerica Commercial Finance Corporation
FINANCING STATEMENT #:  713224
COLLATERAL DESCRIPTION:  Inventory, Equipment, Accounts, etc.
DATE:  6/11/90

DEBTOR:  Red River Marine, Inc. #2
     3734 Albert Pike Hwy.
     Hot Springs, Ark. 71903
SECURED PARTY: General Electric Capital Corporation assigned to Transamerica Commercial Finance Corporation by amendment 10/5/92
FINANCING STATEMENT #:  768487
COLLATERAL DESCRIPTION:  Inventory only
DATE:  9/16/91

DEBTOR:  Red River Marine, Inc. #2
     3734 Albert Pike Hwy.
     Hot Springs, Arkansas
SECURED PARTY: General Electric Capital Corporation assigned to Transamerica Commerical Finance Corporation by amendment 10/5/92
FINANCING STATEMENT #:  769586
COLLATERAL DESCRIPTION:  Inventory, Equipment, Accounts, etc.
DATE:  9/24/91

IV. RED RIVER MARINE (Garland County)

DEBTOR: Red River Marine, Inc., #2
     3734 Albert Pike Hwy.
     Hot Springs, Ark. 71903
SECURED PARTY: Transamerica Commercial Finance Corporation
FINANCING STATEMENT #: 15166
COLLATERAL DESCRIPTION: Inventory, Equipment, Accounts, etc.
DATE:   10/29/96

V. RED RIVER MARINE (Cleburne County)

DEBTOR:  Red River Marine, Inc.
     2001 Hwy. 25 North
     Heber Springs, Ark. 72543
SECURED PARTY:  Transamerica Commercial Finance Corporation
FINANCING STATEMENT #:  90-450
COLLATERAL DESCRIPTION:  All Inventory, Equipment, Accounts, etc.
DATE:  6/8/90

VI. TBC ARKANSAS, INC. (Arkansas Sec. of State)

DEBTOR:  TBC Arkansas, Inc.
SECURED PARTY:  Transamerica Commercial Finance Corp.
FINANCING STATEMENT #: 982583
COLLATERAL DESCRIPTION:  Inventory, equipment, accounts, etc.
DATE:  9/28/95

VII. TBC ARKANSAS, INC. (Garland County)

DEBTOR:  TBC Arkansas, Inc.
SECURED PARTY: Transamerica Commercial Finance Corporation
FINANCING STATEMENT #: 22402
COLLATERAL DESCRIPTION: Inventory, Equipment, Accounts, etc.
DATE:  10/2/95

VIII. TBC ARKANSAS, INC. (Cleburne County)

DEBTOR:  TBC Arkansas, Inc.
SECURED PARTY:  Transamerica Commercial Finance Corp.
FINANCING STATEMENT #: 95-829
COLLATERAL DESCRIPTION:  Inventory, Equipment, Accounts, etc.
DATE:  9/29/95

IX. TRAVIS SNOWDEN MARINE, INC. (Tx. Secretary of State)

DEBTOR:  Travis Snowden Marine, Inc.
     9300 Harry Hines
     Dallas, Texas 75235
SECURED PARTY:  Transamerica Commercial Finance Corporation
FINANCING STATEMENT #:  87-00252513
COLLATERAL DESCRIPTION:  Inventory, Equipment, Accounts, etc.
DATE:  9/30/87

DEBTOR:  Travis Snowden Marine, Inc.
     9300 Harry Hines
     Dallas, Texas 75235
SECURED PARTY:  Transamerica Commercial Finance Corp.
FINANCING STATEMENT #:   90-00259254
COLLATERAL DESCRIPTION:  Inventory, Equipment, Accounts, etc.
DATE: 12/14/90

X. TRAVIS BOATING CENTER ARLINGTON, INC. (Tx. Secretary of State)

DEBTOR:  Travis Boating Center Arlington, Inc.
     1725 W. Division St.
     Arlington, Tx. 76012
SECURED PARTY:  Transamerica Commercial Finance Corp.
FINANCING STATEMENT #: 95-00039954
COLLATERAL DESCRIPTION:  Inventory, Equipment, Accounts, etc.
DATE:  3/3/95

XI. FALCON MARINE (Tx. Secretary of State)

DEBTOR:  Falcon Marine, Inc.
     1920 N. Loop 250 West
     Midland, Texas 78707
SECURED PARTY:  Transamerica Commercial Finance Corp.
FINANCING STATEMENT #: 90-00259256
COLLATERAL DESCRIPTION: Inventory, Equipment, Accounts, etc.
DATE: 12/14/90

XII. FALCON MARINE ABILENE, INC. (Tx. Secretary of State)

DEBTOR:  Falcon Marine Abilene, Inc.
     1300 S. Clack
     Abilene, Texas  79605
SECURED PARTY:  Transamerica Commercial Finance Corp.
FINANCING STATEMENT #: 90-00259255
COLLATERAL DESCRIPTION:  Inventory, Equipment, Accounts, etc.
DATE:  12/14/90

XIII. TRAVIS BOATING CENTER BEAUMONT, INC. (Tx. Secretary of State)

DEBTOR:  Travis Boating Center Beaumont, Inc.
 2949 College St.
 Beaumont, Texas 77701
SECURED PARTY:  Transamerica Commerical Finance Corporation
FINANCING STATEMENT #:  93-00231447
COLLATERAL DESCRIPTION:  Inventory, Equipment, Accounts, etc.
DATE:  12/6/93

                              EXISTING LIENS WITH
                    DEUTSCHE FINANCIAL SERVICES CORPORATION
                               AS SECURED PARTY


I. TRAVIS BOATS AND MOTORS (Tx. Secretary of State)

DEBTOR:  Travis Boats and Motors, Inc.
     13045 Research
     Austin, Texas 78750
SECURED PARTY:  Deutsche Financial Services Corporation
FINANCING STATEMENT #: 95-00164268
COLLATERAL DESCRIPTION: Inventory and equipment manufactured or sold by Outboard Marine Corporation which bears the trademark or trade name of Johnson
DATE:  8/21/95

II. TRAVIS BOATS AND MOTORS BATON ROUGE, INC. (Louisiana Sec. of State)

DEBTOR:  Travis Boats and Motors Baton Rouge, Inc.
SECURED PARTY:  Deutsche Business Services Corporation
FINANCING STATEMENT #:  17-1110191
COLLATERAL DESCRIPTION: Inventory and equipment manufactured or sold by Outboard Marine Corp. which bears the trademark or trade name of Johnson FILED IN: East Baton Rouge Parish, La.
DATE:  8/21/95

III. TRAVIS BOATING CENTER LOUISIANA (Louisiana Sec. of State)

DEBTOR:  Travis Boating Center Louisiana, Inc.
SECURED PARTY:  Deutsche Business Services Corp.
FINANCING STATEMENT #: 23-95-1867
COLLATERAL DESCRIPTION: Inventory and equipment which is manufactured or sold by Outboard Marine Corp. which bears the trademark or trade name of Johnson
FILED IN:  New Iberia Parish, Louisiana
DATED:  12/15/95

IV. TBC ARKANSAS, INC. (Arkansas Sec. of State)

DEBTOR:  TBC Arkansas, Inc.
SECURED PARTY:  Deutsche Financial Services Corporation
FINANCING STATEMENT #: 1028061

COLLATERAL DESCRIPTION: Inventory manufactured or sold by Outboard Marine Corporation or which bears the trademark or trade name of Johnson now owned or hereafter acquired and all equipment and attachments; and all inventory financing by Deutsche Financial Services Corporation, now or hereafter acquired and all attachments
DATE:  7/16/96

V. TBC ARKANSAS, INC. (Cleburne County)

DEBTOR: TBC Arkansas, Inc.
SECURED PARTY:  Deutsche Financial Services Corporation
FINANCING STATEMENT #: 95-776
COLLATERAL DESCRIPTION:  Inventory manufactured by Outboard Marine Corp.
DATE: 9/11/95

VI. TRAVIS SNOWDEN MARINE, INC. (Tx. Secretary of State)

DEBTOR:  Travis Snowden Marine, Inc.
     2620 N. I-36
     Carrollton, Tx. 75010
SECURED PARTY:  Deutsche Financial Services Corporation
FINANCING STATEMENT #: 95-00164271
COLLATERAL DESCRIPTION: Inventory and equipment manufactured or sold by Outboard Marine Corporation which bears the trademark or trade name of Johnson
DATE: 8/21/95

VII. TRAVIS BOATING CENTER ARLINGTON, INC. (Tx. Secretary of State)

DEBTOR:  Travis Boating Center Arlington, Inc.
     1725 W. Division
     Arlington, Tx. 76012
SECURED PARTY:  Deutsche Financial Services Corporation
FINANCING STATEMENT #: 95-164270
COLLATERAL DESCRIPTION: Inventory and equipment manufactured or sold by Outboard Marine Corporation which bears the trademark of Johnson
DATE:  8/21/95

VIII. FALCON MARINE (Tx. Secretary of State)

DEBTOR:  Falcon Marine, Inc.
     1920 N. Loop 250 West
     Midland, Texas 78707
SECURED PARTY:  Deutsche Financial Services Corporation
FINANCING STATEMENT #:  86-00260912
COLLATERAL DESCRIPTION: Inventory, Equipment, Accounts, etc.
DATE:  9/5/86

DEBTOR:  Falcon Marine, Inc.
     1920 N. Loop 250 West
     Midland, Texas 78707
SECURED PARTY:  Deutsche Financial Services Corporation
FINANCING STATEMENT #: 95-00164269
COLLATERAL DESCRIPTION: Inventory and equipment manufactured or sold by Outboard Marine Corporation which bears the trademark or trade name of Johnson
DATE: 8/21/95

IX. FALCON MARINE ABILENE, INC. (Tx. Secretary of State)

DEBTOR:  Falcon Marine Abilene, Inc.
     1201 E. Hwy. 80
     Abilene, Tx.
SECURED PARTY:  Deutsche Financial Corporation
FINANCING STATEMENT #: 95-00164272
COLLATERAL DESCRIPTION: Inventory and equipment manufactured or sold by Outboard Marine Corp. which bears the trademark or trade name of Johnson
DATE: 8/21/95

X. TRAVIS BOATING CENTER BEAUMONT, INC. (Tx. Secretary of State)

DEBTOR:  Travis Boating Center Beaumont, Inc.
     2949 College St.
     Beaumont, Texas 77701
SECURED PARTY:  Deutsche Financial Services Corporation
FINANCING STATEMENT #:  95-00164267
COLLATERAL DESCRIPTION: Inventory and equipment manufactured or sold by Outboard Marine Corporation and which bears any trademark or trade name of Johnson
DATE:  8/21/95

                              EXISTING LIENS WITH
                           BOMBARDIER CAPITAL, INC.
                               AS SECURED PARTY


I. TRAVIS BOATS AND MOTORS (Tx. Secretary of State)

DEBTOR:  Travis Boats and Motors, Inc.
     12300 IH 10 W.
     San Antonio, Texas
SECURED PARTY:  Bombardier Capital, Inc.
FINANCING STATEMENT #:  93-00231988
COLLATERAL DESCRIPTION:  Inventory only
DATE:  12/6/93

II. FALCON MARINE ABILENE, INC. (Tx. Secretary of State)

DEBTOR:  Falcon Marine Abilene, Inc.
     1201 E. Hwy. 80
     Abilene, Tx.
SECURED PARTY:   Bombardier Capital, Inc.
FINANCING STATEMENT #: 93-00230630
COLLATERAL DESCRIPTION:  Inventory only
DATE:  12/3/93

                            EXISTING LIENS HELD BY
                            -----------------------
                         NATIONSBANK OF TEXAS, N.A. OR
                         -----------------------------
                            HIBERNIA NATIONAL BANK
                            ----------------------
                       THAT COVER REAL ESTATE COLLATERAL
                       ---------------------------------


1.   DEBTOR:  Travis Boats and Motors, Inc.
              12718 IH 10 W.
              San Antonio, Texas  78230
     SECURED PARTY:  NationsBank of Texas, N.A.
     FINANCING STATEMENT #: 86-00311056
     COLLATERAL DESCRIPTION: All inventory, equipment, accts. for Lot 17, NCB 14862, Stonehill 7 Subdivision, City of S.A., Bexar County, Texas
     DATE:  10/27/86

2.   DEBTOR:  Travis Boats & Motors, Inc.
              9185 Research Blvd.
              Austin, Texas
     SECURED PARTY:  NationsBank of Texas, N.A.
     FINANCING STATEMENT #: 93-00062895
     COLLATERAL DESCRIPTION: Inventory, Equipment, Accounts for 3.423 acre out of Henry Rhodes survey Abstract 522, situated in Williamson County, Texas
     DATE:  4/1/93

3.   DEBTOR:  Travis Boats & Motors, Inc.
              9185 Research Blvd.
              Austin, Texas
     SECURED PARTY:  NationsBank of Texas, N.A.
     FINANCING STATEMENT #:  94-00130500
     COLLATERAL DESCRIPTION: Inventory, Equipment, Accounts, etc. for 3.423 acres in Williamson County, Texas
     DATE:  7/1/94

4.   DEBTOR:  Travis Snowden Marine, Inc.
              13045 Research Blvd.
              Austin, Texas 78750
     SECURED PARTY: NationsBank of Texas, N.A.
     FINANCING STATEMENT #: 95-234802
     COLLATERAL DESCRIPTION: All equipment, fixtures and articles of personal property now or herefter attached to or used in connection with two tracts of land located in Denton, County.
     DATE: 12/7/95

5.   DEBTOR:  Travis Snowden Marine, Inc.
              13045 Research Blvd.
              Austin, Texas 78750
     SECURED PARTY: NationsBank of Texas, N.A. (second lien)
     FINANCING STATEMENT #: 95-234803
     COLLATERAL DESCRIPTION: All equipment, fixtures and articles of personal property now or herefter attached to or used in connection with two tracts of land located in Denton, County.
     DATE: 12/7/95

6.   DEBTOR:  Travis Boating Center Louisiana, Inc.
     SECURED PARTY:  Hibernia National Bank
     FINANCING STATEMENT #: 17-1113883
     COLLATERAL DESCRIPTION: All equipment and fixtures, accounts, chattel relating to an approximately 3.3 acre tract located in New Iberia, Louisiana
     DATE:  12/20/95

7. Also an Assignment of Leases and Rents that was filed in East Baton Rouge Parish, La. with Hibernia National Bank as the Lender, and Travis Boats & Motors Baton Rouge, Inc., as Borrower.

     This Assignment references a promissory note in the amount of $480,000.00 that was issued by Hibernia National Bank to Travis Boats & Motors Baton Rouge, Inc. on 7/14/95 and which promissory note was collateralized by the property located at 14369 Florida Blvd., Baton Rouge, La. 70819

                                 SCHEDULE 5.1
                                 ------------

                   JURISDICTIONS QUALIFIED TO DO BUSINESS IN



==================================================================
                Borrower                   Jurisdiction Qualified
                                             to do Business In
------------------------------------------------------------------
Travis Boats & Motors, Inc.                        Texas
------------------------------------------------------------------
Travis Snowden Marine, Inc.                        Texas
------------------------------------------------------------------
Travis Boating Center Arlington, Inc.              Texas
------------------------------------------------------------------
Falcon Marine, Inc.                                Texas
------------------------------------------------------------------
Falcon Marine Abilene, Inc.                        Texas
------------------------------------------------------------------
Travis Boating Center Beaumont, Inc.               Texas
------------------------------------------------------------------
Travis Boats & Motors Baton Rouge, Inc.          Louisiana
------------------------------------------------------------------
TBC Arkansas, Inc.                                Arkansas
------------------------------------------------------------------
TBC Management, Ltd.                               Texas
------------------------------------------------------------------
TBC Management, Inc.                              Delaware
------------------------------------------------------------------
Travis Boating Center Louisiana, Inc.            Louisiana
------------------------------------------------------------------
Travis Boating Center Tennessee, Inc.         Texas; Tennessee
------------------------------------------------------------------
Travis Boating Center Alabama, Inc.            Texas; Alabama
------------------------------------------------------------------
Red River Marine Arkansas, Inc.                   Arkansas
------------------------------------------------------------------
Travis Boating Center Little Rock, Inc.           Arkansas
------------------------------------------------------------------
Travis Boating Center Georgia, Inc.                Texas
------------------------------------------------------------------
Travis Boating Center Florida, Inc.                Texas
==================================================================

                                 SCHEDULE 5.15
                                 -------------

                                     DEBT

==========================================================================
       Borrower                Lender          Original       Maturity
                                                Balance         Date
--------------------------------------------------------------------------
Travis Boating Center    Tri-Lakes Marine,    $ 90,000.00  April 30, 2002
Alabama, Inc.            Inc.
--------------------------------------------------------------------------
Travis Boating Center    Charles Bondurant    $ 28,000.00  April 30, 2002
Alabama, Inc.
--------------------------------------------------------------------------
Travis Boating Center    Joe Bondurant        $ 28,000.00  April 30, 2002
Alabama, Inc.
--------------------------------------------------------------------------
Travis Boating Center    Tom Bondurant        $ 14,000.00  April 30, 2002
Alabama, Inc.
--------------------------------------------------------------------------
Travis Boating Center    Tri-Lakes Marine,    $270,000.00  April 30, 2002
Tennessee, Inc.          Inc.
--------------------------------------------------------------------------
Travis Boating Center    Charles Bondurant    $ 68,000.00  April 30, 2002
Tennessee, Inc.
--------------------------------------------------------------------------
Travis Boating Center    Joe Bondurant        $ 68,000.00  April 30, 2002
Tennessee, Inc.
--------------------------------------------------------------------------
Travis Boating Center    Tom Bondurant        $ 34,000.00  April 30, 2002
Tennessee, Inc.
--------------------------------------------------------------------------
Travis Boating Center    Norht Alabama        $ 79,706.97   February 28,
Alabama, Inc.            Water Sports, Inc.                    1999
==========================================================================

SEE ATTACHED SCHEDULE OF CURRENT MATURITIES OF LONG TERM DEBT FOR ADDITIONAL DEBT OUTSTANDING AS OF THE CLOSING DATE.

SCHEDULE OF CURRENT MATURITIES OF LONG TERM DEBT
TRAVIS BOATS & MOTORS, INC. & SUBSIDIARIES


                                                 10/XX X/97     10/X7 X/XX     10/93 9/XX     10/XX X/00     10/00 9/01
1  Austin RE 1ST lien-NationsBank                 28,004.00      27,872.00      50,308.00      50,X81.00      55,X28.00
2  Austin RE 2ND lien-OBA                         11,012.00      12,858.00      14,470.00      14,XX2.00      16,178.00
3  Austin Pickup-UnitedBank & Trust                3,774.52       4,038.00       1,528.05           0.00           0.00
4  Austin Suburban-United Bank & Trust             5,263.30       5,657.00       1,434.88           0.00           0.00
5  San Antonio RE 1ST lien-NationsBank            58,588.00      38,088.00      38,998.00      58,098.00      38,998.00
6  San Antonio RE 2ND lien-NationsBank            14,708.00      14,708.00      14,708.00      14,708.00      14,708.00
7  Midlan RE 1ST lien-TCB                         52,748.00      52,748.00      52,748.00     172,08X.32           0.00
8  Midlan RE 1ND lien-Jeff Barber                 XX,284.35      84,001.25      64,007.05           0.00           0.00
9  Abilene RE !ST lien-VFW Post                   12,183.88      12,837.48      15,733.41      14,XX2.58      10,402.00
10 Abilene Pickup-First National Bank              4,488.00       3,100.00           0.00           0.00           0.00
11 Arlington Pickup-NationsBank                    4,020.00       4,020.00       4,020.00       1,676.24           0.00
12 Arlington Improvements-NationsBank             18,089.00       9,722.46           0.00           0.00           0.00
13 BA, Beaumont, Dallas Trucks-NationsBank        18,492.00      18,997.00      12,080.14           0.00           0.00
14 Houston improvement Note-NationsBank           X6,750.00      XX,760.00      X6,780.00      12,250.16           0.00
15 Beaumont improvement Note-Bank One            100,000.00           0.00           0.00           0.00           0.00
16 Dallas RE 1ST lien-NationsBank                 45,287.00      45,287.00      45,287.00      48,287.00      48,287.00
17 Baton Rouge Bldg 1ST lien-Hibernia             21,178.00      23,228.00      28,463.00      27,021.00      30,818.00
18 Baton Rouge Bldg Improvement-Hibernia          18,407.00      14,701.00      18,120.00      10,57X.84           0.00
19 Baton Rouge Truck-Hibernia                      4,829.00       4,874.00       5,253.00       1,828.49           0.00
20 New Iberia Improvement Note-Hibernia           38,798.00      35,982.00       9,388.07           0.00           0.00
21 New Iberia Truck Note Hibernia                  X,XXX.09       3,662.00       6,380.00       2,780.72           0.00
22 New Iberia Non-Compete-Clay Poltis             55,753.09      18,022.49           0.00           0.00           0.00
23 Huber Springs Truck Note-HSB Bank               5,278.00       6,814.00       8,407.00       7,080.00       1,248.78
24 Hot Springs Truck Loan-ABT                      5,518.00       5,618.00       6,359.00         825.84           0.00
25 Arkansas Non-Compete-Benny Hargrove            92,030.00     100.078.00     110,174.00     120,114.00     121,188.00
26 Hot Springs RE-Benny Hargrove                  16,886.00      18,424.00      20,108.00      23,020.00      28,102.00
27 Hot Springs RE- ABT                            31,826.00     108,586.00           0.00           0.00           0.00

   YEARLY CURRENT MATURITIES                     622,445.83     857,607.08     514,439.80     543,008.79     885,XXX.K75

                                                  Later          TOTAL                   NOTES
1  Austin RE 1ST lien-NationsBank                 XX1,707.20     844,XX7.20     Ballons 4/28/2004
2  Austin RE 2ND lien-OBA                         X59,062.88     42X,XXX.XX     Full Pay-off 6/1/2014
3  Austin Pickup-UnitedBank & Trust                     0.00       X,137.27     Full Pay-off 1/8/98
4  Austin Suburban-United Bank & Trust                  0.00      12,039.88     Full Pay-off 12/16/98
5  San Antonio RE 1ST lien-NationsBank             x9,411.45     270,401.48     Balloons 2/28/2004
6  San Antonio RE 2ND lien-NationsBank             36,191.04     109,881.04     Full Pay-off 5/21/2004
7  Midlan RE 1ST lien-TCB                               0.00     270,32X.XX     Balloons 12/31/XX
8  Midlan RE 1ND lien-Jeff Barber                       0.00     171.782.09     Full Pay-off 9/20/89
9  Abilene RE !ST lien-VFW Post                   113,239.46     182,162.78     Full Pay-off 9/1/07
10 Abilene Pickup-First National Bank                   0.00       7,843.XX     Full Pay-off X/1/08
11 Arlington Pickup-NationsBank                         0.00      13,706.24     Full Pay-off X/X/2000
12 Arlington Improvements-NationsBank                   0.00      27,772.48     Full Pay-off 4/14/XX
13 BA, Beaumont, Dallas Trucks-NationsBank              0.00      44,539.14     Full Pay-off 5/17/XX
14 Houston improvement Note-NationsBank                 0.00     122,500.18     Full Pay-off
15 Beaumont improvement Note-Bank One                   0.00     100,000.00     Full Pay-off 12/XX/XX
16 Dallas RE 1ST lien-NationsBank                 422,487.24     848,822.24     Balloons 12/31/2008
17 Baton Rouge Bldg 1ST lien-Hibernia             387,181.92     458,521.62     Balloons 7/7/2002
18 Baton Rouge Bldg Improvement-Hibernia                0.00      94,807.54     Full Pay-off 7/7/2000
19 Baton Rouge Truck-Hibernia                           0.00      19,278.49     Full Pay-off 7/19/2000
20 New Iberia Improvement Note-Hibernia                 0.00      70,148.07     Full Pay-off 11/30/XX
21 New Iberia Truck Note Hibernia                       0.00      80,078.72     Full Pay-off 2/27/2000
22 New Iberia Non-Compete-Clay Poltis                   0.00      49,775.49     Full Pay-off 3/31/XX
23 Huber Springs Truck Note-HSB Bank                    0.00      25,802.79     Full Pay-off 11/15/2000
24 Hot Springs Truck Loan-ABT                           0.00      18,012.64     Full Pay-off 10/23/XX
25 Arkansas Non-Compete-Benny Hargrove            180,007.25     735,882.23     Full Pay-off 11/15/2001
26 Hot Springs RE-Benny Hargrove                  348,XX3.42     452.422.42     Full Pay-off 11/15/2010
27 Hot Springs RE- ABT                                  0.00     148,21X.00     Balloons 4/28/XX

   YEARLY CURRENT MATURITIES                    2,2XX,784.10   8,018,XXX.XX                     ERR